[TURNER LOGO OMITTED]

                                 ANNUAL REPORT
                               SEPTEMBER 30, 2001

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                        Turner Select Growth Equity Fund
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                           Turner Midcap Growth Fund
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a money market fund. By purchasing wrapper agreements, the Portfolio also trades some of the potential for capital appreciation and the ability to maximize its yield for protection from a decline in the value of its holdings caused by changes in interest rates.

The Portfolio may have to maintain a specified percentage of its total assets in short-term investments to cover redemptions and Portfolio expenses. This may result in a lower return for the Portfolio than if it had invested in longer-term d------------------------------------
                          Turner Small Cap Value Fund
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                             Turner Technology Fund
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                               Turner Top 20 Fund
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                           Turner Global Top 40 Fund
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                           Turner New Enterprise Fund
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                     Turner Future Financial Services Fund
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                   Turner New Energy & Power Technology Fund
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                     Turner Healthcare & Biotechnology Fund
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                      Turner Tax Managed U.S. Equity Fund
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                       Turner Core Plus Fixed Income Fund
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                   Turner Core High Quality Fixed Income Fund
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                 Turner Ultra Short Duration Fixed Income Fund
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                    Turner Short Duration Fixed Income Fund
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

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       CONTENTS

   1   Letter to Shareholders
   6   Total returns of Turner Funds
   8   Investment review:
       Turner Select Growth Equity Fund
  10   Investment review:
       Turner Midcap Growth Fund
  12   Investment review:
       Turner Small Cap Growth Fund
  14   Investment review:
       Turner Micro Cap Growth Fund
  16   Investment review:
       Turner Large Cap Value Fund
  18   Investment review:
       Turner Midcap Value Fund
  20   Investment review:
       Turner Small Cap Value Fund
  22   Investment review:
       Turner Technology Fund
  24   Investment review:
       Turner Top 20 Fund
  26   Investment review:
       Turner Global Top 40 Fund
  28   Investment review:
       Turner New Enterprise Fund
  30   Investment review:
       Turner Future Financial Services Fund
  32   Investment review:
       Turner New Energy & Power
       Technology Fund
  34   Investment review:
       Turner Healthcare & Biotechnology Fund
  36   Investment review:
       Turner Tax Managed U.S. Equity Fund
  38   Investment review:
       Turner Core Plus Fixed Income Fund
  40   Investment review:
       Turner Core High Quality Fixed
       Income Fund
  42   Investment review:
       Turner Ultra Short Duration
       Fixed Income Fund
  44   Investment review:
       Turner Short Duration Fixed Income Fund
  46   Financial Statements
 118   Notes to Financial Statements
 124   Report of Independent Auditors
 125   Shareholder Voting Results
 126   Notice to Shareholders


TURNER FUNDS
The Turner Funds currently offer a series of nineteen no-load mutual funds to individual and institutional investors. The minimum initial investment in a Turner Fund, with the exception of the Turner Select Growth Equity Fund, for regular accounts is $2,500 and $2,000 for individual retirement accounts. The minimum amount for subsequent investments is $50. The minimum initial investment in the Turner Select Growth Equity Fund is $1 million and the minimum subsequent investment is $10,000.

Turner Investment Partners, Inc., based in Berwyn, Pennsylvania, serves as the investment adviser to the Turner Funds. The firm, founded in 1990, invests more than $7.6 billion in equity, fixed-income, and balanced portfolios on behalf of individuals and institutions.

Clover Capital Management, Inc., based in Pittsford, New York, serves as the investment sub-adviser to the Value Funds and the Core Plus Fixed Income Fund.



SHAREHOLDER SERVICES
Turner Funds shareholders receive annual and semiannual reports, quarterly account statements and a quarterly newsletter. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-800-224-6312. Or they may write to Turner Funds, P.O. Box 219805, Kansas City, Missouri 64121-9805.

LETTER TO SHAREHOLDERS
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                                                                  September 2001
TO OUR SHAREHOLDERS

For stock investors, and particularly for growth-stock investors, perhaps the best thing that can be said about the 12-month period ending September 30, 2001, is this:

It's over.

For the 12-month period, the stock market suffered one of its worst declines in history, as the S&P 500 Index dropped 26.62%. This period is sandwiched between what will likely be two consecutive calendar years of negative market returns -- a phenomenon that hasn't been seen since 1973-1974. Particularly hard hit during the 12 months were growth stocks: the Russell 1000 Growth Index plummeted 45.64% and the smaller capitalization stocks of the Russell 2000 Growth Index fell 42.59%.

VALUE BEATS GROWTH

It was a market in which investors were concerned that corporate earnings prospects generally weren't bright enough in the short term to justify paying any premium for growth stocks. In contrast, value stocks, with their below-average price/earnings ratios, performed relatively well: the Russell 1000 Value Index fell "just" 8.91% to outperform its growth counterpart by a whopping
36.73 percentage points. And bonds did very well in both absolute and relative terms: the Lehman Brothers Aggregate Bond Index rose 12.95%.

With the benefit of 20/20 hindsight, it's now clear that the aggressive capital spending associated with the Y2K computer problem and the Internet boom at the beginning of the new millennium would have to slow. And slow it did, thanks in part to a speed bump set up by the Federal Reserve, which kept raising interest rates, even when economic growth was distinctly moderating at the end of 2000. The magnitude of the spending slowdown became increasingly apparent as 2001 progressed, as companies in all market sectors began to miss their earnings estimates and as the lofty expectations that had been factored into their stock prices diminished dramatically. Indeed, even for the select few companies that managed to meet Wall Street's earnings expectations, their stock prices and price/earnings ratios dropped sharply.

As the 12-month period came to an end, signs of an economic pickup were materializing. For instance, inventories in industries such as personal computers were reaching lean levels that required replenishing. However, the tragic events of September 11 set back the imminent economic recovery at least temporarily: already-fragile consumer and corporate psyches were jarred by the terrorist attacks, and a merely weak year morphed into a truly horrible year for both the economy and the stock market -- but it remained an absolutely beneficent year for the bond market.

FUND RETURNS REFLECT CONDITIONS

As for the Turner Funds' performance, their individual results largely reflected the performance patterns of their individual asset classes and markets (see TOTAL RETURNS OF TURNER FUNDS, page 6).

Our eight growth funds that were in existence for the entire 12-month period recorded double-digit losses. Our three newest growth funds that opened during the period were a mixed bag: the Turner Healthcare & Biotechnology Fund generated a positive return, while the Turner Tax Managed U.S. Equity Fund and the Turner New Energy & Power Technology Fund were down by double digits.

During the period we were pleased to introduce three value funds, managed by Clover Capital Management, a Pittsford, New York-based investment firm, which serves as the investment subadviser. The Turner Large Cap Value Fund, the Turner Mid Cap Value Fund, and the Turner Small Cap Value Fund performed capably against a relatively favorable backdrop for the value-investing style. Midcap Value and Small Cap Value produced positive returns, while Large Cap Value posted a double-digit loss. Large Cap Value's negative performance stemmed from the fact that, among value capitalization segments, large-cap value stocks generally fared worst; according to market pundits, investors sold them because of their relatively high valuations and moved into smaller value stocks, which presented greater earnings power. Indeed, small-cap value stocks were the happy exception to the stock market's gloomy behavior in the past 12 months: the small-cap Russell 2000 Value Index was up 5.61%.

For our part, we are pleased to offer these highly regarded value funds, which can complement our growth funds and, more importantly, can help us to meet our shareholders' needs for a diversified range of investment alternatives.

FIXED INCOME DOES WELL

Our fixed-income funds also held up their end of the bargain with soundly positive returns; they profited from reductions in interest rates that ranged from 3.85 percentage points for three-month maturities to 0.55 percentage points for 30-year maturities as well as from one of the strongest bond-market rallies since the early 1980s. The period was a classic case of how the stock and bond markets can march to different drummers. While the stock

                                               TURNER FUNDS 2001 ANNUAL REPORT 1

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                                                                  September 2001


market floundered, the bond market rose robustly. Our bond funds helped themselves by maintaining a high average credit quality (AA or better). In an economic environment suddenly perceived as more precarious, high quality trumped low quality: securities rated AAA, the highest investment-grade rating, produced the best returns.

With their longer maturity averages, the Turner Core High Quality Fixed Income Fund and the Turner Core Plus Fixed Income Fund generated the best results. The Turner Short Duration Fixed Income Fund and the Turner Ultra Short Duration Fixed Income Fund also posted good absolute returns.

OUR LONGER-TERM LIPPER RANKINGS EXCEL

Perhaps our greatest satisfaction during the period came from maintaining an admirable long-term track record for our oldest funds, i.e., our funds that are at least three years old. If the long term is the true measure of investment success (and we think it is), those funds are truly winners, especially in terms of their performance versus their peers. Eight of our nine oldest funds that have been managed by Turner Investment Partners or Clover Capital Management since their inceptions rank in the top four deciles in performance versus the competition for the longest applicable time spans, according to Lipper Inc., as detailed below.

We note with chagrin that the funds' one- and two-year Lipper rankings in most cases aren't as good as we want them to be (SEE TABLE, pages 4 & 5), but, again, we think investment performance over longer periods (at least three years) is what counts most. Here are the longest-term individual Lipper rankings for the eight funds at September 30, 2001:

o In the Intermediate Investment Grade Debt Funds category, Core Plus Fixed Income ranks in the 18th percentile, or 20th out of 109 similar funds, for the past seven years.

o In the Mid-Cap Growth Funds category, Midcap Growth ranks in the 3rd percentile, or 8th out of 215 funds, for the past four years.

o In the Multi-Cap Value Funds category, Large Cap Value ranks in the 36th percentile, or 128th out of 351 funds, for the past three years.

o In the Short-Intermediate U.S. Government Funds category, Short Duration Fixed Income ranks in the 34th percentile, or 18th out of 52 funds, for the past seven years.

o In the Small-Cap Growth Funds category, Micro Cap Growth ranks in the 1st percentile, or 1st out of 252 funds, for the past three years.

o Also in the Small-Cap Growth Funds category, Small Cap Growth ranks in the 6th percentile, or 5th out of 80 funds, for the past seven years.

o In the Small-Cap Value Funds category, Small Cap Value ranks in the 2nd percentile, or 3rd out of 102 funds, for the past five years.

o In the Ultra-Short Obligations Funds category, Ultra Short Duration Fixed Income ranks in the 12th percentile, or 2nd out of 16 funds, for the past seven years.

ECONOMIC AND MARKET OUTLOOK GENERALLY FAVORABLE

As for the next 12 months, we believe the outlook for economic growth and stock market performance is more auspicious than before. The Federal Reserve has cut interest rates nine times since last January, Congress and the Bush administration have launched an economic-stimulus program that could furnish more than $150 billion in aid, the low level of inventories virtually assures an economic up tick at some point (we think the up tick will come sooner rather than later, probably in early 2002), investor sentiment is distinctly negative, and the stock market is technically oversold. In other words, indicators that have historically signaled a bottom in a bear market are now much in evidence.

Conversely, we think the bond market's return potential has diminished recently, since yields -- the most significant component of fixed-income total returns -- are relatively low in historical terms and have more upside potential than downside potential over the next 12 months. Because bond prices and yields change inversely, any rise in yields would shrink bond prices and thus total returns. Once the Fed stops slashing rates to jump-start the economy, we think yields could reverse direction and start rising within the next six months.

The one dark cloud on a generally brightening economic and market horizon is the negative consumer and investor psychology associated with the terrorist acts. The trauma in the aftermath of September 11 has raised doubts about the short-term prospects of the economy and the stock market.

AS ALWAYS, WE STICK TO OUR DISCIPLINES

The timing of an economic recovery and a market rebound is by its nature imprecise (their beginnings are typically discernible only in retrospect), but in the meantime we can assure our shareholders that we are sticking with our individual growth-stock, value-stock, and fixed-income investment disciplines to take advantage of any market opportunities that do come our way. Over the

2  TURNER FUNDS 2001 ANNUAL REPORT

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                                                                  September 2001


years we've learned the best way to succeed in investing is to develop investment disciplines and follow them scrupulously. Investors tend to get into trouble when they change their investment style, when the pain of underperformance becomes so great that they give way to the temptation to do something -- anything -- to correct the problem. Ironically, they tend to typically change their style just about the time when it's due to return to favor. As we see it, to succumb to that temptation is a formula for investment mediocrity.

To my mind, a key reason that we at the Turner Funds have enjoyed a measure of success is that our shareholders believe in what we are doing because we believe in what we are doing, so many shareholders hang in there with us when the going gets tough. We are convinced that the ways we manage money are the right ways. It would be less than honest to say we actually enjoy it when any of our funds hit a stretch of underperformance, but I don't think we feel anything close to the anxiety that people in other firms do when they underperform. We think we will win in money management more than we will lose, because our investment processes are logical and time-tested and thus over time should prove to work.

In conclusion, we thank you for your continued support during what has been, at best, a mottled time for stock and bond investing. As always, the goal of the Turner Funds is to meet our shareholders' needs for superior investment returns and a high level of client service. And as always, we are committed to achieving that goal, and we welcome your questions or comments in that quest.


/S/ BOB TURNER

Bob Turner
CHAIRMAN AND CHIEF INVESTMENT OFFICER
TURNER INVESTMENT PARTNERS, INC.
OCTOBER 17, 2001


[PHOTO OMITTED]
BOB TURNER

                                               TURNER FUNDS 2001 ANNUAL REPORT 3

--------------------------------------------------------------------------------

                                                                  September 2001


EIGHT OF OUR OLDEST FUNDS HAVE GENERATED RETURNS THAT STACK UP WELL WITH THOSE OF THE COMPETITION.
LIPPER INC. PERFORMANCE RANKINGS OF MUTUAL FUNDS
Periods ending September 30, 2001


                                              ONE            TWO           THREE        FOUR          FIVE         SEVEN
                                             YEAR           YEARS          YEARS        YEARS         YEARS        YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE INVESTMENT
GRADE DEBT FUNDS
TURNER CORE PLUS
FIXED INCOME FUND
Ranking versus
competitors                                 143/300        55/265         89/223       52/186        35/147       20/109
Percentile ranking                            47             20             39           27            23            18
------------------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUNDS
TURNER MIDCAP
GROWTH FUND
Ranking versus
competitors                                 337/405        179/309        35/266        8/215          --           --
Percentile ranking                            83             57             13            3            --           --
------------------------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUNDS
TURNER MIDCAP
VALUE FUND
Ranking versus
competitors                                 56/143         82/126         82/108        45/85         44/62        26/40
Percentile ranking                            39             65             75           52            70            65
------------------------------------------------------------------------------------------------------------------------------------
MULTI-CAP VALUE FUNDS
TURNER LARGE CAP
VALUE FUND
Ranking versus
competitors                                 386/493        280/429        128/351        --            --           --
Percentile ranking                            78             65             36           --            --           --
------------------------------------------------------------------------------------------------------------------------------------
SHORT-INTERMEDIATE
U.S. GOVERNMENT FUNDS
TURNER SHORT DURATION
FIXED INCOME FUND
Ranking versus
competitors                                  78/91          63/88          23/84        28/79         33/73        18/52
Percentile ranking                            85             71             27           35            45            34
------------------------------------------------------------------------------------------------------------------------------------

4  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------
                                                                  September 2001


                                              ONE            TWO           THREE        FOUR          FIVE         SEVEN
                                             YEAR           YEARS          YEARS        YEARS         YEARS        YEARS
------------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH FUNDS
TURNER MICRO CAP
GROWTH FUND
Ranking versus
competitors                                 26/347          2/286          1/252         --            --           --
Percentile ranking                             7              1              1           --            --           --
------------------------------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP
GROWTH FUND
Ranking versus
competitors                                 284/347        219/286        133/252      67/199        71/151        5/80
Percentile ranking                            81             76             52           33            47            6
------------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE FUNDS
TURNER SMALL CAP
VALUE FUND
Ranking versus
competitors                                 40/261          9/236         13/194        7/148         3/102         --
Percentile ranking                            15              3              6            4             2           --
------------------------------------------------------------------------------------------------------------------------------------
ULTRA-SHORT
OBLIGATIONS FUNDS
TURNER ULTRA
SHORT DURATION
FIXED INCOME FUND
Ranking versus
competitors                                  13/36          8/30           1/27         3/23          4/19          2/16
Percentile ranking                            36             26              3           13            21            12
------------------------------------------------------------------------------------------------------------------------------------

Source: Lipper Inc.

                                               TURNER FUNDS 2001 ANNUAL REPORT 5

PERFORMANCE
--------------------------------------------------------------------------------


TOTAL RETURNS OF THE TURNER FUNDS*
Through September 30, 2001
                                                                                                      (Annualized)  Total
                                                Three       Year        One         Three      Five    Since        Assets
                                                Month       To Date     Year        Year       Year    inception    ($mil)
GROWTH
====================================================================================================================================
TURNER SELECT GROWTH EQUITY FUND               -22.31%     -33.90%     -52.09%        N/A       N/A     -44.19%      $53
Russell Top 200 Growth Index                   -17.58%     -29.54%     -44.29%        n/a       n/a     -38.62%
S&P 500 Index                                  -14.68%     -20.39%     -26.62%        n/a       n/a     -22.44%
INCEPTION DATE: 6/14/00
------------------------------------------------------------------------------------------------------------------------------------
TURNER MIDCAP GROWTH FUND (CLASS I SHARES)     -32.32%     -43.12%     -59.00%      14.20%      N/A      16.75%      $596
Russell Midcap Growth Index                    -27.80%     -37.16%     -51.77%       2.00%      n/a       4.51%
INCEPTION DATE: 10/1/96
------------------------------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP GROWTH FUND(1)                -28.67%     -36.72%     -49.81%       7.62%     3.86%     15.30%      $242
Russell 2000 Growth Index                      -28.08%     -28.05%     -42.59%      -0.43%    -1.75%      3.12%
INCEPTION DATE: 2/7/94
------------------------------------------------------------------------------------------------------------------------------------
TURNER MICRO CAP GROWTH FUND(1)                -16.96%      -4.84%     -20.23%      57.40%      N/A      45.66%      $160
Russell 2000 Growth Index                      -28.08%     -28.05%     -42.59%      -0.43%      n/a      -7.61%
INCEPTION DATE: 2/27/98
------------------------------------------------------------------------------------------------------------------------------------
TURNER TOP 20 FUND                             -33.49%     -53.66%     -70.40%        N/A       N/A      -8.32%       $57
S&P 500 Index                                  -14.68%     -20.39%     -26.62%        n/a       n/a     -10.48%
INCEPTION DATE: 6/30/99
------------------------------------------------------------------------------------------------------------------------------------
TURNER TAX MANAGED U.S. EQUITY FUND            -21.35%        N/A         N/A         N/A       N/A     -18.20%**      $7
S&P 500 Index                                  -14.68%        n/a         n/a         n/a       n/a     -15.40%
INCEPTION DATE: 2/28/01
------------------------------------------------------------------------------------------------------------------------------------


FIXED INCOME
====================================================================================================================================
TURNER CORE PLUS FIXED INCOME FUND               4.53%       7.30%      11.99%       5.65%     7.55%      7.55%       $34
Lehman Brothers US Aggregate Bond Index          4.62%       8.39%      12.95%       6.38%     8.05%      7.61%
INCEPTION DATE: 12/6/91
------------------------------------------------------------------------------------------------------------------------------------
TURNER CORE HIGH QUALITY
FIXED INCOME FUND                                4.19%       6.87%      11.87%         N/A      N/A       8.54%        $6
Lehman Brothers US Aggregate Bond Index          4.62%       8.39%      12.95%         n/a      n/a       9.10%
INCEPTION DATE: 6/30/99
------------------------------------------------------------------------------------------------------------------------------------
TURNER ULTRA SHORT DURATION
FIXED INCOME FUND (CLASS I SHARES)               1.71%       5.12%       7.09%        6.25%    6.23%      6.25%       $94
Merrill Lynch 3 Month US T-Bill Index            1.09%       3.77%       5.46%        5.31%    5.34%      5.33%
INCEPTION DATE: 3/1/94
------------------------------------------------------------------------------------------------------------------------------------
TURNER SHORT DURATION
FIXED INCOME FUND (CLASS I SHARES)               2.95%       6.49%       9.35%        6.05%    6.66%      6.45%       $68
Lehman Brothers 1-3 Yr. US Gov. Bond Index       3.51%       7.69%      10.67%        6.52%    6.88%      6.41%
INCEPTION DATE: 3/1/94
------------------------------------------------------------------------------------------------------------------------------------

Name changes: effective 5/1/01 the Clover Fixed Income Fund became the Turner Core Plus Fixed Income Fund; effective 9/17/01 the Turner Short Duration Government Fund-One Year Portfolio became the Turner Ultra Short Duration Fixed Income Fund and the Turner Short Duration Government Fund-Three Year Portfolio became the Turner Short Duration Fixed Income Fund.


6  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                                                      (Annualized)  Total
                                                Three       Year        One         Three      Five    Since        Assets
                                                Month       To Date     Year        Year       Year    inception    ($mil)
SPECIALTY
====================================================================================================================================
TURNER TECHNOLOGY FUND(1)(2)                   -46.26%     -61.79%     -81.12%        N/A       N/A     -16.75%        $25
Goldman Sachs Technology Composite Index       -35.54%     -46.46%     -65.11%        n/a       n/a     -26.67%
Pacific Stock Exchange Technology 100 Index    -28.71%     -36.44%     -50.16%        n/a       n/a      -6.33%
INCEPTION DATE: 6/30/99
------------------------------------------------------------------------------------------------------------------------------------
TURNER GLOBAL TOP 40 FUND(3)                   -32.69%     -50.63%     -66.38%        N/A       N/A     -60.31%         $4
MSCI World Growth Index                        -15.25%     -28.48%     -38.00%        n/a       n/a     -37.47%
INCEPTION DATE: 6/30/00
------------------------------------------------------------------------------------------------------------------------------------
TURNER NEW ENTERPRISE FUND                     -47.02%     -58.82%     -73.72%        N/A       N/A     -58.91%         $6
Nasdaq Composite Index                         -30.65%     -39.33%     -59.19%        n/a       n/a     -54.03%
INCEPTION DATE: 6/30/00
------------------------------------------------------------------------------------------------------------------------------------
TURNER FUTURE FINANCIAL SERVICES FUND(2)       -14.60%     -14.46%      -5.73%      5.26%       N/A       5.72%      $376K
S&P Financials Index                           -13.08%     -15.28%     -13.21%      10.72%      n/a      -7.98%
INCEPTION DATE: 10/20/97
------------------------------------------------------------------------------------------------------------------------------------
TURNER NEW ENERGY &
POWER TECHNOLOGY FUND(1)(2)                    -19.69%        N/A         N/A         N/A       N/A     -21.30%**      $1
S&P Energy Index                               -11.33%        n/a         n/a         n/a       n/a      -9.96%
INCEPTION DATE: 2/28/01
------------------------------------------------------------------------------------------------------------------------------------
TURNER HEALTHCARE &
BIOTECHNOLOGY FUND(1)(2)                        -0.89%        N/A         N/A         N/A       N/A      11.50%**       $1
S&P Healthcare Index                             3.01%        n/a         n/a         n/a       n/a      -5.87%
INCEPTION DATE: 2/28/01
------------------------------------------------------------------------------------------------------------------------------------


VALUE
====================================================================================================================================
TURNER LARGE CAP VALUE FUND                    -13.78%     -18.53%     -15.47%      8.52%       N/A       4.65%         $5
S&P 500/BARRA Value Index                      -16.20%     -18.23%     -16.90%      4.69%       n/a       4.52%
Russell 1000 Value Index                       -10.95%     -12.07%      -8.91%      5.60%       n/a       5.98%
INCEPTION DATE: 10/31/97
------------------------------------------------------------------------------------------------------------------------------------
TURNER MIDCAP VALUE FUND                       -10.21%       0.59%       4.50%      8.03%      8.42%     11.76%        $42
Russell Mid-Cap Value Index                    -11.55%      -8.66%      -0.04%      7.29%     10.77%     14.48%
INCEPTION DATE: 12/6/91
------------------------------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP VALUE FUND(1)                 -15.53%       8.72%      12.15%     20.97%     15.77%     15.64%       $178
Russell 2000 Value Index                       -13.34%      -2.32%       5.61%      8.84%      9.91%     10.31%
INCEPTION DATE: 2/28/96
------------------------------------------------------------------------------------------------------------------------------------

 * Past performance is no guarantee of future results.

** Returns are cumulative since inception.

Effective 5/1/01: The Clover Max Cap Value Fund became the Turner Large Cap Value Fund, the Clover Equity Value Fund
became the Turner Midcap Value Fund, and the Clover Small Cap Value Fund became the Turner Small Cap Value Fund.

Effective 9/24/01: The Turner Wireless & Communication Fund reorganized into the Turner New Enterprise Fund (formerly
Turner B2B E-Commerce Fund).

Effective 10/01/01 the Turner Funds are distributed by CCM Securities, Inc., Berwyn, PA, a broker dealer subsidiary of
Turner Investment Partners, Inc. This information must be preceded or accompanied by a Turner Funds prospectus, which contains detailed information including fees and expenses and about risks associated with investing in these funds. The performance data quoted represents past performance and the principal value and investment return will fluctuate so that an investors' shares, when redeemed, may be worth more or less than their original cost. Returns shown, unless otherwise indicated, are total returns, with dividends and income reinvested. Returns spanning more than one year are annualized.
Fee waivers are in effect; if they had not been in effect, performance would have been lower. (1) Investing in technology and science stocks and small capitalization companies may subject the Funds to specific inherent risks, including above-average price fluctuations. (2) Funds that take a focused or sector-specific approach are subject to greater risks from downturns affecting a specific issuer or industry. (3) In addition, international investments may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Investors should read the prospectus carefully before investing.


                                               TURNER FUNDS 2001 ANNUAL REPORT 7

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER SELECT GROWTH EQUITY FUND

TOTAL REVIEW
YEAR ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER SELECT GROWTH EQUITY FUND                 (52.09)%
Lipper Large-Cap Growth Funds Average            (43.77)
Russell Top 200 Growth Index                     (44.29)
--------------------------------------------------------------------------------
For the 12-month period ended September 30, 2001, the Turner Select Growth Equity Fund returned a negative 52.09%, versus a loss of 44.29% for the Russell Top 200 Growth Index.

Select Growth Equity was invested in the stocks of mega-cap companies with the best earnings prospects, and those were precisely the stocks that performed worst in the period. Large-cap growth stocks in aggregate under performed the stock market as a whole by 17.67 percentage points, represented by the S&P 500 Index. As the economy increasingly slowed down, corporate earnings deteriorated, to the detriment of mega-cap growth stocks in particular. And, in an even more perverse turn of events, in cases where earnings didn't deteriorate, the stocks went down anyway. The aftermath of the terrorist attacks in September only served to exacerbate the damage. In the infrequent periods when the market did reward favorable earnings results, such as in the second quarter, the fund did well.

With growth stocks out of favor, only two of the Fund's 10 sector positions outperformed their corresponding index sectors. Energy stocks enhanced results the most, while technology stocks impaired performance the most. Our consumer-staples holdings had the best absolute return, a decline of 8%, while our producer-durables holdings had the worst return, a loss of 84%.


GROWTH OF A $1,000,000 INVESTMENT IN THE TURNER SELECT GROWTH EQUITY FUND:
JUNE 30, 2000-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

           TURNER SELECT GROWTH      RUSSELL TOP 200             S&P 500
                EQUITY FUND           GROWTH INDEX                INDEX
6/00         $1,000,000                $1,000,000              $1,000,000
9/00            965,544                   930,443                 990,327
9/01            462,592                   518,350                 726,702

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Select Growth Equity Fund is June 14, 2000.

ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2001
--------------------------------------------------------------------------------
PAST ONE YEAR              SINCE INCEPTION
-52.09%                    -44.19%


8  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER SELECT GROWTH EQUITY FUND


--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Select Growth Equity Fund seeks capital appreciation. It invests primarily in common stocks and equity securities of U.S. companies with market capitalization exceeding ten billion that Turner believes have strong earnings growth potential.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2001


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        VALUE                  GROWTH

               INVESTMENT STYLE


[] Ticker symbol TSGEX
[] CUSIP #87252R839
[] Top 10 holdings
   (1) Pfizer
   (2) General Electric
   (3) Cisco Systems
   (4) Intel
   (5) Johnson & Johnson
   (6) AOL Time Warner
   (7) Home Depot
   (8) American International Group
   (9) Wal-Mart Stores
   (10)Qualcomm
[] % in 10 largest holdings 45.3%
[] Number of holdings 46
[] Price/earnings ratio 29.7
[] Weighted average market capitalization $110.8 billion
[] % of holdings with positive earnings surprises 54.8%
[] % of holdings with negative earnings surprises 14.0%
[]  Net assets $53 million


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS

HEALTHCARE                                        26.0%
TECHNOLOGY                                        25.1%
CONSUMER DISCRETIONARY/SERVICES                   22.4%
FINANCIAL SERVICES                                10.2%
CONSUMER STAPLES                                   7.8%
UTILITIES/COMMUNICATION                            2.5%
ENERGY                                             1.0%
MATERIALS & PROCESSING                             1.0%


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

ROBERT E. TURNER, founder, co chief executive officer, and chief investment officer of Turner Investment Partners, serves as the lead manager on the Select Growth Equity Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.


[PHOTO OMITTED]

MARK TURNER, founder and vice-chairman of Turner Investment Partners, serves as a comanager on the Select Growth Equity Fund. Mark previously was vice president and senior portfolio manager with First Maryland Asset Management. He earned a bachelor's degree at Bradley University and an MBA at the University of Illinois.


[PHOTO OMITTED]

JOHN HAMMERSCHMIDT serves as a comanager on the Select Growth Equity Fund. John joined Turner in 1992. Previously he was a Principal with Chesapeake Capital Management. He holds a bachelor's degree from Lehigh University and an MBA degree from Duke University.



                                               TURNER FUNDS 2001 ANNUAL REPORT 9

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER MIDCAP GROWTH FUND
(CLASS I SHARES)                                 (59.00)%
Lipper Midcap Growth Funds Average               (46.88)
Russell Midcap Growth Index                      (51.77)
--------------------------------------------------------------------------------
During the 12 months ended September 30, 2001, the Turner Midcap Growth Fund delivered its first year over year decline falling 59.00% versus 51.77% for the Russell Midcap Growth Index in an extremely difficult environment for growth stock investing.

During 2001, the slowing economy had a measurable impact on the midcap growth sector, which was plagued by deteriorating earnings growth and negative revisions in the first half of the year. The second half of the year, primarily the fiscal third quarter, rebounded nicely but was not strong enough to carry the Fund into positive territory.

Healthcare, which surpassed technology as the Fund's largest sector weighting, was also the best performing sector for most of the year. Solid stock selection in HMOs and medical services were significant contributors to performance. In addition, energy and consumer staple stocks, more defensive in nature, outpaced their respective benchmarks. Technology, historically a strong sector for midcap stocks, experienced its worst IT spending environment in over a decade. Meanwhile, financial services and materials & processing stocks fell prey to a lack of business and industrial activity, which dampened results.

Top contributors to performance for the year were drug company King Pharmaceuticals; medical specialist St. Jude Medical; book retailer Barnes & Noble; and electronics retailer Best Buys. Laggards were primarily telecommunications related: ONI Systems, Sonus Networks and Riverstone Networks all suffered from capital expense cuts by the major telecommunications service providers. Weakness in the utility sector and technology also negatively impacted performance.

Looking ahead, we continue to believe the midcap sector offers attractive investment opportunities. Our stock selection is focused on finding those companies that are executing their growth strategies in the downturn: companies who will emerge as the leaders on the other side of the current economic slowdown. We expect the midcap sector to have its fair share of market leaders.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER MIDCAP GROWTH FUND, CLASS I SHARES:
OCTOBER 31, 1996-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                     TURNER MID CAP GROWTH
                     FUND, CLASS I SHARES       RUSSELL MID CAP GROWTH INDEX
10/31/96                   $10,000                          $10,000
SEP 97                      14,248                           13,117
SEP 98                      14,425                           11,887
SEP 99                      26,552                           16,309
SEP 00                      52,401                           26,155
SEP 01                      21,484                           12,614

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Midcap Growth Fund (Class I Shares) is October 1, 1996.


ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2001
--------------------------------------------------------------------------------

                   PAST         PAST          SINCE
                   ONE YEAR     THREE YEARS   INCEPTION
Class I Shares     -59.00%      14.20%        16.75%


10  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER MIDCAP GROWTH FUND

--------------------------------------------------------------------------------


FUND OBJECTIVE
The Turner Midcap Growth Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with medium market capitalizations at the time of purchase that Turner believes offer strong earnings growth potential. The Fund's economic-sector weightings approximate the sector weightings of the Russell Midcap Growth Index.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2001

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        VALUE                  GROWTH

               INVESTMENT STYLE



[] Ticker symbol TMGFX,
   Class I Shares
[] CUSIP #900297409,
   Class I Shares
[] Top 10 holdings
   (1) VeriSign
   (2) Polycom
   (3) Laboratory Corporation of America
   (4) USA Education
   (5) King Pharmaceuticals
   (6) Intersil, Cl A
   (7) Watson Pharmaceutical
   (8) Bed Bath & Beyond
   (9) Best Buy
   (10)AmerisourceBergen
[] % in 10 largest holdings 19.4%
[] Number of holdings 101
[] Price/earnings ratio 24.2
[] Weighted average market capitalization $4.7 billion
[] % of holdings with positive earnings surprises 63.2%
[] % of holdings with negative earnings surprises 22.0%
[] Net assets $596 billion


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:

[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

Healthcare                              31.7%
Technology                              19.9%
Consumer discretionary/services         18.8%
Financial services                      10.6%
Energy                                   5.5%
Producer durables                        4.5%
Consumer staples                         2.7%
Materials/processing                     2.7%
Autos/transportation                     1.7%
Utilities/communication                  1.5%


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

CHRISTOPHER K. MCHUGH, founder and vice president of the Adviser, has served as the lead product manager of the Midcap Growth Fund since its inception in 1996. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.


[PHOTO OMITTED]

WILLIAM C. MCVAIL serves as a comanager of the Midcap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.


[PHOTO OMITTED]

ROBERT E. TURNER, founder, co chief executive officer, and chief investment officer of Turner Investment Partners, serves as a comanager of the Midcap Growth Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.


                                              TURNER FUNDS 2001 ANNUAL REPORT 11

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER SMALL CAP GROWTH FUND
YEAR ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER SMALL CAP GROWTH FUND                      (49.81)%
Lipper Small-Cap Growth Funds Average             (38.23)
Russell 2000 Growth Index                         (42.59)
--------------------------------------------------------------------------------
During the twelve months ended September 30, 2001, the Turner Small Cap Growth Fund was not able to sidestep the difficult market and economic environment that was in place during the period. The Fund's total return of -49.81% trailed the performance of the Fund's benchmark, the Russell 2000 Growth Index, which returned -42.59%.

While the Fund endured a difficult year in absolute terms as well as relative to the Russell 2000 Growth Index, there were sectors that contributed nicely to overall performance. Two sectors that performed particularly well relative to the benchmark were financial services and health care. It is interesting to note that these sectors can often be thought of as more valuation-sensitive or defensive in nature, and the fact that the performance in these sectors fared quite well to the Index speaks to our ability to identify stocks that have both attractive fundamentals as well as positive investor sentiment attached to them. Sectors that detracted from performance over the course of the year were those that saw the greatest impact from the slowing economy and declining consumer confidence. Companies in sectors such as consumer discretionary stocks, producer durables and technology realized meaningful contractions in both revenues and earnings, and the stocks in these sectors saw negative investor sentiment and depressed valuations. The events of September 11 exacerbated this trend.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER SMALL CAP GROWTH FUND:
FEBRUARY 28, 1994-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

             TURNER SMALL CAP GROWTH     FRANK RUSSELL 2000 GROWTH INDEX
2/28/94             $10,000                         $10,000
SEP 94               10,303                           9,618
SEP 95               15,812                          12,328
SEP 96               24,103                          13,881
SEP 97               28,114                          17,123
SEP 98               23,362                          12,872
SEP 99               37,179                          17,072
SEP 00               58,025                          22,135
SEP 01               29,123                          12,708


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Small Cap Growth Fund is February 7, 1994.


ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2001
--------------------------------------------------------------------------------
PAST ONE       PAST THREE     PAST FIVE    SINCE
YEAR           YEARS          YEARS        INCEPTION
-49.81%        7.62%          3.86%        15.30%


12  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Small Cap Growth Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with small market capitalizations at the time of purchase that Turner believes offer strong earnings growth potential. The Fund's economic-sector weightings approximate the sector weightings of the Russell 2000 Growth Index.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2001

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        VALUE                  GROWTH

               INVESTMENT STYLE



[] Ticker symbol TSCEX
[] CUSIP #900297300
[] Top 10 holdings
   (1) LifePoint Hospitals
   (2) Medicis Pharmaceutical, Cl A
   (3) Investment Technology Group
   (4) Affiliated Managers Group
   (5) Henry Schein
   (6) Pharmaceutical Resources
   (7) Fisher Scientific International
   (8) Ameripath
   (9) Charles River Laboratories International
   (10)Suiza Foods
[] % in 10 largest holdings 14.2%
[] Number of holdings 145
[] Price/earnings ratio 22.2
[] Weighted average market capitalization $990 million
[] % of holdings with positive earnings surprises 62.5%
[] % of holdings with negative earnings surprises 6.7%
[] Net assets $242 million


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

Healthcare                             28.1%
Technology                             21.6%
Consumer discretionary/services        18.1%
Financial services                     11.3%
Producer durables                       5.2%
Energy                                  4.6%
Materials/processing                    4.1%
Utilities/communication                 2.6%
Consumer staples                        2.3%
Autos/transportation                    1.9%


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

WILLIAM C. MCVAIL serves as the lead product manager of the Small Cap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.


[PHOTO OMITTED]

FRANK L. SUSTERSIC serves as a comanager of the Small Cap Growth Fund.
A Chartered Financial Analyst, Frank joined Turner in 1994. Previously he was an investment officer and fund manager with First Fidelity Bank Corporation. He holds a bachelor's degree from the University of Pennsylvania.


[PHOTO OMITTED]

CHRISTOPHER K. MCHUGH, founder and vice president of the Adviser, serves as a comanager of the Small Cap Growth Fund. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.


                                              TURNER FUNDS 2001 ANNUAL REPORT 13

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER MICRO CAP GROWTH FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER MICRO CAP GROWTH FUND                     (20.23)%
Lipper Small-Cap Growth Funds Average            (38.23)
Russell 2000 Growth Index                        (42.59)
--------------------------------------------------------------------------------
The past 12 months have been challenging for the U.S. economy, and consequently for the U.S. stock markets as well. The growth rates the economy enjoyed in 1999 and 2000 proved to be unsustainable. What has been more devastating for several individual industries is that there has been a misallocation of capital over the past two to three years that has led to significant overcapacity. The unwinding of that capacity has been painful for the companies and its investors as well. The Turner Micro Cap Growth Fund did not escape this difficult market environment, delivering negative absolute performance for the year. However, the Fund performed well over the past 12 months given the economic circumstances.

Specifically, the fund significantly outperformed 95% of all small cap growth funds over the past year, and the Fund now ranks as the top-performing small cap growth equity fund over the past three years. The ability to add value through individual stock selection has been crucial. For example, in the most recent third quarter, investments in nine of the 10 industry sectors outperformed the industry benchmark returns of the Russell 2000 Growth Index, and outperformed the Index as a whole by over 20 percentage points. Specific contributors to out performance included under weighting the computer software and computer hardware industries in the technology sector, selecting excellent medical device companies in the heath care sector, and over weighting savings & loan companies in the financial sector. Detractors from performance included some over weighting in the semiconductor industry within the producer durables sector and owning airline stocks within the autos and transportation sector. The excellent relative performance of the fund can be attributed to the close attention being paid to each company's competitive position, balance sheet, and valuation. The importance of recognizing which firms would be most impacted by the economic slowdown, and which firms were most at risk from an over-leveraged balance sheet, cannot be overstated.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER MICRO CAP GROWTH FUND:
FEBRUARY 28, 1998-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

             TURNER MICRO CAP           RUSSELL TOP 2000
                GROWTH FUND               GROWTH INDEX
2/98              $10,000                  $10,000
9/98                9,882                    7,625
9/99               21,093                   10,113
9/00               48,308                   13,113
9/01               38,535                    7,528


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Micro Cap Growth Fund is February 27, 1998.


ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2001
--------------------------------------------------------------------------------
PAST ONE YEAR      PAST THREE YEARS    SINCE INCEPTION
-20.23%            57.40%              45.66%


14  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER MICRO CAP GROWTH FUND


--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Micro Cap Growth Fund seeks capital appreciation. It invests primarily in common stocks and other equity securities of U.S. companies with very small market capitalizations that Turner believes have strong earnings growth potential. Micro cap companies are defined for this purpose as companies with market capitalizations of companies included in the lower end of the Russell 2000 Growth Index particularly those under $500 million.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2001

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        VALUE                  GROWTH

               INVESTMENT STYLE


[] Ticker symbol TMCGX
[] CUSIP #872524301
[] Top 10 holdings
   (1) Stericycle
   (2) EPIQ Systems
   (3) D&K Healthcare Resources
   (4) Dianon Systems
   (5) Mobile Mini
   (6) FTI Consulting
   (7) Nash Finch
   (8) Intrado
   (9) Merit Medical Systems
   (10)Argosy Gaming
[] % in 10 largest holdings 19.6%
[] Number of holdings 101
[] Price/earnings ratio 17.6
[] Weighted average market capitalization $380 million
[] % of holdings with positive earnings surprises 58.2%
[] % of holdings with negative earnings surprises 5.6%
[] Net assets $160 million


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:

[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

Healthcare                               21.0%
Consumer discretionary/services          18.7%
Technology                               16.0%
Financial services                        9.2%
Energy                                    7.0%
Materials/processing                      4.1%
Producer durables                         3.2%
Utilities/communication                   2.5%
Consumer Staples                          2.5%
Autos/transportation                      2.3%

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

[PHOTO OMITTED]

FRANK L. SUSTERSIC has served as the lead product manager of the Micro Cap Growth Fund since its inception in 1998. A Chartered Financial Analyst, Frank joined Turner in 1994. Previously he was an investment officer and fund manager with First Fidelity Bank Corporation. He holds a bachelor's degree from the University of Pennsylvania.

[PHOTO OMITTED]

WILLIAM C. MCVAIL serves as the comanager of the Micro Cap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.

[PHOTO OMITTED]

CHRISTOPHER J. PERRY serves as the comanager of the Micro Cap Growth Fund. Chris joined Turner in 1998 after serving as a research analyst at the Pennsylvania Merchant Group. A Chartered Financial Analyst, he earned a bachelor's degree at Villanova University and an MBA degree at Drexel University.

                                              TURNER FUNDS 2001 ANNUAL REPORT 15

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER LARGE CAP VALUE FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER LARGE CAP VALUE FUND                      (15.47)%
Lipper Large-Cap Value Funds Average             (12.32)
S&P 500/BARRA Value Index                        (16.90)
Russell 1000 Value Index                          (8.91)
S&P 500 Index                                    (26.62)
--------------------------------------------------------------------------------
The Turner Large Cap Value Fund utilizes a value-driven selection process to construct a portfolio of large, high-quality equities with low valuations based on price/book value and price/cash flow. For the fiscal year ended September 30, 2001 the Fund posted a total return of -15.47% compared to the Russell 1000 Value Index return of -8.91% and the Russell 1000 Index return of -28.42%.

The outlook for the economy and corporate profits deteriorated throughout the fiscal year. Hopes for a late year recovery, already fading in the face of persisting economic weakness, were dashed by the events of September 11th. At present, as everyone comes to grips with these events, the anticipation is that economic weakness will persist through the first half of 2002. The broader market averages moved decidedly lower against this poor economic backdrop.

For the year, value strategies while not immune to the negative return environment, posted better relative performance than growth strategies. Many high-quality, well-known companies now trade at absolute levels not seen in year and at significant discounts to growth stocks. These are great values in any market environment and the Fund has collected and will continue to collect a broadly diversified portfolio of these high-quality, highly liquid companies.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER LARGE CAP VALUE FUND:
OCTOBER 31, 1997-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                  TURNER LARGE CAP  S&P 500/BARRA    S&P 500     RUSSELL 1000
                     VALUE FUND      VALUE INDEX      INDEX      VALUE INDEX
10/31/1997             $10,000        $10,000        $10,000       $10,000
SEP 98                   9,347         10,362         11,284        10,657
SEP 99                  11,793         12,587         14,421        12,650
SEP 00                  14,133         14,318         16,336        13,778
SEP 01                  11,947         11,900         11,988        12,549

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Large Cap Value Fund is October 31, 1997.


ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2001
--------------------------------------------------------------------------------
PAST ONE YEAR         PAST THREE YEARS      SINCE INCEPTION
-15.47%               8.52%                 4.65%


16  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Large Cap Value Fund (formerly the Clover Max Cap Value Fund) invests primarily in common stocks and other equity securities of U.S. companies with large market capitalizations that the Sub-Adviser, Clover Capital Management, believes have low valuations and attractive dividend yields relative to the market or to their own trading history. Large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500 Index. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out-of-favor with investors.

FUND PROFILE
SEPTEMBER 30, 2001

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                  |           |
                  |           |
    L             |           |
    O             |           |
    W             |           |
                  |           |
        -----------------------------------

        SHORT                  LONG

               MATURITY AVERAGE


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2001

[GRAPH OMITTED]


[] Ticker symbol TLCVX
[] CUSIP #87252R706
[] Top 10 holdings
   (1) Exxon Mobile
   (2) Wells Fargo
   (3) Verizon Communications
   (4) U.S. Bancorp
   (5) SBC Communications
   (6) Washington Mutual
   (7) Fortune Brands
   (8) Safeco
   (9) Charter One Financial
   (10)Proctor & Gamble
[] % in 10 largest holdings 29.4%
[] Number of holdings 70
[] Price/earnings ratio 15.6
[] Weighted average market capitalization $54.7 billion
[] Net assets $5 million


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

Financial services                      27.4%
Utilities/communication                 13.5%
Producer durables                        8.9%
Consumer discretionary/services          8.8%
Consumer Staples                         8.6%
Healthcare                               7.9%
Energy                                   7.5%
Technology                               6.9%
Materials/processing                     4.4%


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

LAWRENCE R. CREATURA serves as the lead manager on the Large Cap Value Fund. A Chartered Financial Analyst, Lawrence joined Clover Capital Management, Inc. in 1994. Previously he was a Laser Systems Engineer/Researcher for Laser Surge, Inc. He earned a bachelor's degree and an MBA degree from the University of Rochester.


[PHOTO OMITTED]

PAUL W. SPINDLER serves as a comanager on the Large Cap Value Fund. A Chartered Financial Analyst, Paul joined Clover Capital Management, Inc. in 1988. He earned a bachelor's degree from Rochester Institute of Technology and an MBA degree from Ohio State University.


                                              TURNER FUNDS 2001 ANNUAL REPORT 17

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER MIDCAP VALUE FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER MIDCAP VALUE FUND                           4.50%
Lipper Midcap Value Funds Average                  1.92
Russell Midcap Value Index                        (0.04)
Russell Midcap Index                             (22.40)
S&P Midcap 400 Index                             (19.00)
--------------------------------------------------------------------------------
The Turner Midcap Value Fund utilizes a research-driven, value-oriented approach to equity investing. The Fund invests in equity and convertible securities that possess favorable valuation attributes relative to the stock market averages or the valuation characteristics of the company's stock in past years. Valuations are measured by a stock's price relative to the company's per share cash flows, revenues, book value, earnings and its private market value.

For the fiscal year ended September 30, 2001 the Midcap Value Fund posted a total return of +4.5% vs. a total return for the Russell Midcap Value Index of -.04% and -22.4% for the Russell Midcap Index. The Fund continued to produce positive results in the face of a challenging environment.

Over the past twelve months, we had four of our key holdings (Ultramar Diamond Shamrock, IBP, Galileo International, and NOVA) acquired at substantial premiums. This type of activity provides the confirmation that we are investing in significantly undervalued companies.

In addition to takeover activity, the Fund's performance also benefited from our investments in companies such as HEALTHSOUTH, Dial, and LaQuinta. Tempering our winners, were Global Crossing, Commerce One, and Saks. From a sector perspective, healthcare and consumer staples performed exceptionally well during 2001. By contrast, telecommunications and consumer cyclicals performed poorly.

While the tragic events of September 11th serve as a reminder of how quickly things can change, we will continue our aggressive pursuit of value-based opportunities wherever they may exist. Throughout 2001, the Fund maintained minimal sector exposure to consumer cyclical companies. "Value traps" abounded in this sector, as investors attempted to "find a bottom" in valuations. However, cyclical stocks tend to move in anticipation of actual changes in their particular industry. Therefore, despite the current economic difficulties, we are actively researching opportunities to increase our holdings in this depressed group before they begin to rise in anticipation of an economic recovery. We intend to take advantage of similar opportunities in other sectors that have endured significant declines in valuation during the past few months.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER MIDCAP VALUE FUND:
DECEMBER 31, 1991-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                TURNER MIDCAP            RUSSELL MID-CAP           RUSSELL MID-CAP              S&P MIDCAP 400/        S&P MIDCAP
                 VALUE FUND                    INDEX                     INDEX                 BARRA VALUE INDEX        400 INDEX
12/91             $10,000                      $10,000                    $10,000                     $10,000               $10,000
9/92               10,014                       10,529                     11,083                      10,622                10,017
9/93               11,145                       13,127                     14,102                      13,139                12,420
9/94               13,471                       13,344                     14,245                      13,458                12,615
9/95               16,892                       16,959                     17,771                      16,759                15,867
9/96               18,759                       19,679                     20,568                      19,220                18,088
9/97               23,717                       26,576                     28,847                      26,692                25,159
9/98               22,294                       24,979                     27,777                      25,537                23,572
9/99               23,660                       29,837                     30,366                      28,090                29,580
9/00               26,895                       39,272                     34,313                      35,239                42,361
9/01               28,105                       30,491                     34,303                      36,039                34,313

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Midcap Value Fund is December 6, 1991.


ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2001
--------------------------------------------------------------------------------
PAST ONE       PAST THREE     PAST FIVE    SINCE
YEAR           YEARS          YEARS        INCEPTION
4.50%          8.03%          8.42%        11.76%


18  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER MIDCAP VALUE FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Midcap Value Fund (formerly the Clover Equity Value Fund) invests primarily in common stocks and other equity securities of U.S. companies with large market capitalizations that the Sub-Adviser, Clover Capital Management, believes have low valuations and attractive dividend yields relative to the market or to their own trading history. Large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500 Index. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out-of-favor with investors.

Going forward, the Fund will only measure its performance to the Russell Midcap Index and the Russell Midcap Value Index.

--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2001

M   L   -----------------------------------
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N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE

[] Ticker symbol CCEVX
[] CUSIP #87252R102
[] Top 10 holdings
   (1) Dial
   (2) La Quinta Properties
   (3) Banknorth Group
   (4) Charter One Financial
   (5) Computer Sciences
   (6) Huntington Bancshares
   (7) Sunoco
   (8) Healthsouth
   (9) Network Associates
   (10)Raytheon
[] % in 10 largest holdings 36.7%
[] Number of holdings 45
[] Price/earnings ratio 13.6
[] Weighted average market capitalization $4.1 billion
[] Net assets $42 million


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:

[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

Financial services                       29.3%
Producer durables                        15.7%
Technology                               10.8%
Utilities/communication                   8.4%
Consumer staples                          8.1%
Energy                                    7.3%
Healthcare                                5.8%
Consumer discretionary/services           4.0%
Materials/processing                      3.3%


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

MICHAEL E. JONES, co-founder and Managing Director of Clover Capital, serves as the lead manager on the Midcap Value Fund. A Chartered Financial Analyst, Michael previously was a Senior Analyst & Portfolio Manager at Manning & Napier. He earned a bachelor's degree from the University of Rochester.


[PHOTO OMITTED]

MATTHEW E. KAUFLER serves as comanager of the Midcap Value Fund. Before joining Clover Capital Management, Inc in 1991, Matthew was an Assistant VP and Portfolio Manager at Chase Manhattan. A Chartered Financial Analyst, Matthew received a bachelor's degree from the New York Institute of Technology and an MBA degree from the Rochester Insititute of Technology.


                                              TURNER FUNDS 2001 ANNUAL REPORT 19

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER SMALL CAP VALUE FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER SMALL CAP VALUE FUND                       12.15%
Lipper Small-Cap Value Funds Average               4.51
Russell 2000 Value Index                           5.61
Russell 2000 Index                               (21.21)
--------------------------------------------------------------------------------
The Turner Small Cap Value Fund seeks attractive returns through investment in a diversified portfolio of stocks. The Fund's focus is on relatively unknown companies whose market capitalizations fall in the small and micro-cap categories. Within this sector we isolate and invest in companies that trade at attractive values relative to a firm's book value, cash flow, debt commitment, peers, and company specific historical valuation. It is our belief that within this sector of small, inexpensive, and relatively obscure stocks, rewarding investment gains can be realized.

For the fiscal year ended September 30, 2001 the Turner Small Cap Value Fund gained 12.15%, compared with a gain of 5.61% for the benchmark Russell 2000 Value Index. Fund performance was aided by the appreciation of stocks from a broad variety of sectors. Investment efforts were focused on small, undervalued and relatively obscure companies with reasonable prospects for share price appreciation. Although no industry sectors were specifically targeted for investment, depressed valuations in several sectors led to emphasis in those areas. Sectors that made significant contributions to Fund performance included the Consumer Discretionary and Financial sectors. Fund performance was also aided by a significant amount of merger and acquisition activity involving Fund holdings.

Looking ahead, the Fund will continue to consistently apply its core investment methodology. This involves isolation of individual companies with inexpensive share prices relative to their fundamental statistics and future operating potential. We believe that there is no value gained by attempting to forecast broad market movements, interest rates or macroeconomic changes, and therefore intend to keep levels of cash reasonably low at all times. Despite volatile equity markets in the past year, we were able to opportunistically purchase the shares of undervalued companies, and anticipate additional opportunities in the months ahead


GROWTH OF A $10,000 INVESTMENT IN THE TURNER SMALL CAP VALUE FUND:
FEBRUARY 29, 1996-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                  TURNER SMALL CAP VALUE FUND            FRANK RUSSELL 2000 INDEX             FRANK RUSSELL 2000 VALUE INDEX
2/96                         $10,000                             $10,000                                     $10,000
9/96                          10,838                              10,752                                      10,785
9/97                          16,169                              14,320                                      15,385
9/98                          12,733                              11,596                                      13,417
9/99                          15,511                              13,808                                      14,199
9/00                          20,101                              17,037                                      16,381
9/01                          22,543                              13,424                                      17,299

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Small Cap Value Fund is February 28, 1996.


ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2001
--------------------------------------------------------------------------------
   PAST ONE        PAST THREE       PAST FIVE      SINCE
   YEAR            YEARS            YEARS          INCEPTION
   12.15%          20.97%           15.77%         15.64%


20  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Small Cap Value Fund (formerly the Clover Small Cap Value Fund) invests primarily in common stocks and other equity securities of U.S. companies with small market capitalizations that the Sub-Adviser, Clover Capital Management, believes are undervalued relative to the market or to their historical valuation. Small cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Value Index. The Fund will invest in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out-of-favor with investors.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2001

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I                 |           |
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A   S             |           |
T   M             |           |
I   A             |           |
O   L             |           |
N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE



[] Ticker symbol TCSVX
[] CUSIP #87252R300
[] Top 10 holdings
   (1) Commerce Group
   (2) Checkpoint Systems
   (3) American Physicians
       Capital
   (4) U.S. Oncology
   (5) Chesapeake
   (6) Valley National Bancorp
   (7) Bancorpsouth
   (8) Trustmark
   (9) Alpharma, Cl A
   (10)Tesoro Petroleum
[] % in 10 largest holdings 15.4%
[] Number of holdings 152
[] Price/earnings ratio 13.2
[] Weighted average market capitalization $760 million
[] Net assets $178 million


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:

[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

Financial services                        32.7%
Producer durables                         15.1%
Consumer discretionary/services           14.6%
Materials/processing                       8.7%
Technology                                 8.0%
Healthcare                                 6.1%
Utilities/communication                    5.8%
Energy                                     4.2%
Consumer stables                           1.9%


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

MICHAEL E. JONES,
co-founder and Managing Director of Clover Capital, serves as the lead manager on the Small Cap Value Fund. A Chartered Financial Analyst, Michael previously was a Senior Analyst & Portfolio Manager at Manning & Napier. He earned a bachelor's degree from the University of Rochester.


[PHOTO OMITTED]

LAWRENCE R. CREATURA
serves as a comanager on the Small Cap Value Fund. A Chartered Financial Analyst, Lawrence joined Clover Capital Management, Inc. in 1994. Previously he was a Laser Systems Engineer/ Researcher for Laser Surge, Inc. He earned a bachelor's degree and an MBA degree from the University of Rochester.

                                              TURNER FUNDS 2001 ANNUAL REPORT 21

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER TECHNOLOGY FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER TECHNOLOGY FUND                           (81.12)%
Lipper Science & Technology Funds Average        (69.58)
Goldman Sachs Technology Composite Index         (65.11)
Pacific Stock Exchange Technology 100 Index      (50.16)
--------------------------------------------------------------------------------
For the 12-month period ended September 30, 2001, the Turner Technology Fund returned a negative 81.12%, versus the Goldman Sachs Technology Composite Index's 65.11% loss.

In characterizing technology stocks' performance during the period, this familiar proverb comes to mind: "He that lies with the dogs, riseth with fleas." By and large, tech stocks were real dogs; the Goldman Sachs Technology Index under performed the S&P 500 Index by an enormous 38.49 percentage points. As the post-Y2K capital spending and dot-com bubble burst, all but the most conservative tech stocks were hammered. (Indeed, many Internet companies that were the darlings of the stock market in 1998 and 1999 either have either failed to survive or will soon go out of business.) Despite the technology sector's miserable performance, we don't think that performance will necessarily be typical going forward. In our judgment, the tech sector will continue to produce innovative products and services that will propel the economy, and companies throughout the world will need to use those products and services to enhance their productivity and profitability.

Our holdings in semiconductor-capital-equipment companies added the most value to the Fund's performance, while our data-networking holdings detracted the most from results. Our holdings in companies that served the financial-services industry had the best relative return, a 9% loss, while our telecommunications holdings had the worst relative return, a 91% decline.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER TECHNOLOGY FUND:
JUNE 30, 1999-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

        TURNER TECHNOLOGY        PACIFIC EXCHANGE       GOLDMAN SACHS TECHNOLOGY
             FUND              TECHNOLOGY 100 INDEX         COMPOSITE INDEX
6/99       $10,000                  $10,000                   $10,000
9/99        14,060                   10,467                    10,523
9/00        35,059                   17,345                    14,251
9/01         6,619                    8,652                     4,972

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Technology Fund is June 30, 1999.


ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2001
--------------------------------------------------------------------------------
PAST ONE YEAR              SINCE INCEPTION
-81.12%                    -16.75%


22  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER TECHNOLOGY FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Technology Fund seeks capital appreciation.
It invests in common stock of companies that develop new technologies and that may experience exceptional growth in sales and earnings driven technology related products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Fund's holdings will be concentrated in the technology sector, and will range from small companies developing new technologies to large, established firms with a history of developing and marketing such technologies.

Going forward, the Fund will compare its performance against the Goldman Sachs Technology Composite Index. This index is composed of more issuers than the Pacific Stock Exchange Technology 100 Index and, thus, is better able to reflect the Fund's Technology holdings.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2001

M   L   -----------------------------------
A   A             |           |
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T                 |           |
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I                 |           |
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O   L             |           |
N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE



[] Ticker symbol TTECX
[] CUSIP #87252R870
[] Top 10 holdings
   (1) Intel
   (2) Cisco Systems
   (3) Qualcomm
   (4) Polycom
   (5) VeriSign
   (6) Sprint (PCS Group)
   (7) Amgen
   (8) Dell Computer
   (9) Micron Technology
   (10)RF Micro Devices
[] % in 10 largest holdings 51.6%
[] Number of holdings 28
[] Price/earnings ratio 57.4
[] Weighted average market capitalization $28.2 billion
[] % of holdings with positive earnings surprises 59.1%
[] % of holdings with negative earnings surprises 7.9%
[] Net assets $25 million


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:

[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

Technology        99.0%


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

ROBERT E. TURNER, founder, co chief executive officer, and chief investment officer of Turner Investment Partners, has served as the lead product manager of the Technology Fund since its inception in 1999. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.


[PHOTO OMITTED]

CHRISTOPHER K. MCHUGH, founder and vice president of the Adviser, serves as a comanager of the Technology Fund. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.


[PHOTO OMITTED]

ROBB J. PARLANTI serves
as a comanager of the Technology Fund. Robb joined Turner in 1993 as a senior portfolio manager/security analyst. A Chartered Financial Analyst, he received a bachelor's degree at Wake Forest University. Robb formerly was an assistant vice president/portfolio manager at PNC Bank.


                                              TURNER FUNDS 2001 ANNUAL REPORT 23

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER TOP 20 FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER TOP 20 FUND                               (70.40)%
Lipper Multi-Cap Growth Funds Average            (50.15)
S&P 500 Index                                    (26.62)
--------------------------------------------------------------------------------
For the 12-month period ended September 30, 2001, the Turner Top 20 Fund lost 70.40%. In contrast, the S&P 500 Index was down 26.62% and the Russell 1000 Growth Index declined 45.64%.

Top 20 emphasizes stocks that we think have short-term potential for significant gains due to a specific catalyst, such as improved earnings prospects, a promising new product announcement, or a favorable technical signal such as an oversold condition. In general, in a period in which the growth stocks that we favored experienced a dramatic contraction in their price/earnings ratios, the Fund's holdings didn't respond notably to positive catalysts. For instance, in most cases, even if a company reported good earnings, the company's stock would be sold off, as investors anticipated that earnings would decline in the following quarter (which they often did, as the economy increasingly worsened).

The Fund's results were hurt by an overweighting in two growth-oriented sectors, technology and consumer discretionary/services, which accounted for more than 70% of the portfolio. At the start of the period, the tech sector had already declined more than 20%, but the worst was yet to come: tech fell an additional 50% before it ultimately bottomed. Only two of the Top 20's 10 sector positions outperformed. In relative terms, producer-durables stocks contributed the most to results, losing 24 percentage points less than the index sector, while technology stocks dragged down performance the most, underperforming the index sector by more than 17 percentage points. Performance would have been better had the Fund owned more health-care stocks, which produced good relative returns.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER TOP 20 FUND:
JUNE 30, 1999-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

           TURNER TOP 20 FUND     S&P 500 INDEX       NASDAQ 100 INDEX
6/99           $10,000               $10,000              $10,000
9/99            13,990                 9,375               10,485
9/00            27,782                10,620               15,553
9/01             8,223                 7,793                5,091

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Top 20 Fund is June 30, 1999.


ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2001
--------------------------------------------------------------------------------

         PAST ONE YEAR             SINCE INCEPTION
            -70.40%                    -8.32%


24  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER TOP 20 FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Top 20 Fund seeks capital appreciation. It invests in common stock and other equity securities of companies, regardless of their market capitalization, that Turner believes have strong earnings potential. The Fund will contain a total of 15-30 stocks representing Turner's favorite investment ideas. While it will not concentrate its investments in any one industry, the Fund may, from time to time, have a significant exposure to one or more sectors of the economy such as the technology sector. In addition, the Fund's adviser may invest up to 25% of the Fund's assets in cash or cash equivalent securities in instances where it believes that appropriate buying opportunities are not available.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2001

M   L   -----------------------------------
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T                 |           |
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        VALUE                  GROWTH

               INVESTMENT STYLE



[] Ticker symbol TTOPX
[] CUSIP #87252R862
[] Top 10 holdings
   (1) Polycom
   (2) Cisco Systems
   (3) Johnson & Johnson
   (4) Qualcomm
   (5) Amgen
   (6) Celestica
   (7) Sprint (PCS Group)
   (8) eBay
   (9) Unocal
   (10)Micron Technology
[] % in 10 largest holdings 49.9%
[] Number of holdings 23
[] Price/earnings ratio 30.2
[] Weighted average market capitalization $35.5 billion
[] % of holdings with positive earnings surprises 58.8%
[] % of holdings with negative earnings surprises 18.6%
[] Net assets $57 million


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:

[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

Technology                            40.3%
Healthcare                            18.6%
Consumer discretionary/services       12.5%
Producer durables                      9.5%
Energy                                 9.3%
Utilities/communication                4.8%
Financial services                     4.5%


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

ROBERT E. TURNER, founder, co chief executive officer, and chief investment officer of Turner Investment Partners, has served as the lead product manager of the Top 20 Fund since its inception in 1999. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.


[PHOTO OMITTED]

CHRISTOPHER K. MCHUGH, founder and vice president of the Adviser, serves as a comanager on the Top 20 Fund. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.


[PHOTO OMITTED]

WILLIAM C. MCVAIL serves as a comanager of the Top 20 Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.


                                              TURNER FUNDS 2001 ANNUAL REPORT 25

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER GLOBAL TOP 40 FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER GLOBAL TOP 40 FUND                       (66.38)%
Lipper Global Funds Average                     (29.68)
MSCI World Growth Index                         (38.00)
--------------------------------------------------------------------------------
The Global Top 40 Fund returned -66.38% for the fiscal year ended September, versus its benchmark, the MSCI World Growth Index, which returned -38.00%. This negative under performance can largely be attributed to the Fund's over weighting in technology. In contrast, defensive sectors such as health care, financial services and consumer staples provided strong relative returns.

The Global Top 40 Fund takes a global approach to the same fundamental philosophy and strategy as our Turner Top 20 Fund. We look for stocks that, in our opinion, have short-term potential for significant gains due to a specific catalyst, such as improved earnings prospects, a promising new product announcement, or a favorable technical signal such as an oversold condition. In general, during this past year of an extremely difficult market environment, the Fund's holdings didn't respond as predicted (or hoped) to positive catalysts. For instance, in most cases, even if a company reported good earnings, the company's stock would be sold off, which led to a negative spiral for stock prices.

Over the course of the year we have opportunistically shifted among sectors, recently increasing our exposure to the health care and financial services sectors while decreasing our exposure to energy and consumer discretionary stocks. We believe that a return to strong global economic growth was likely delayed by the attacks on September 11th. However, we remain optimistic concerning a global economic recovery due to the massive and coordinated stimulation provided by monetary and fiscal policies worldwide. We continue to focus on those names with the highest and most visible long-term growth prospects.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER GLOBAL TOP 40 FUND:
JUNE 30, 2000-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
[PLOT POINTS FOLLOWS:

                TURNER GLOBAL TOP 40 FUND         MSCI WORLD GROWTH INDEX
6/00                   $10,000                            $10,000
9/00                     9,370                              8,961
9/01                     3,150                              5,556

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Global Top 40 Fund is June 30, 2000.


ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2001
--------------------------------------------------------------------------------
PAST ONE YEAR               SINCE INCEPTION
-66.38%                     -60.31%


26  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER GLOBAL TOP 40 FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Global Top 40 Fund seeks long-term capital appreciation. It invests primarily in common stocks of companies in U.S. and developed foreign markets that Turner expects to experience rising earnings growth and to benefit from global economic trends or promising technologies or products.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2001

M   L   -----------------------------------
A   A             |           |
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                  |           |
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T   M             |           |
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N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE



[] Ticker symbol TGTFX
[] CUSIP #87252R813
[] Top 10 holdings
   (1) Telefonos de Mexico ADR
   (2) Intel
   (3) Sun Life Financial
       Services of Canada
   (4) Celestica
   (5) General Dynamics
   (6) Taiwan Semiconductor Manufacturing
       Ltd. ADR
   (7) China Unicom ADR
   (8) Johnson & Johnson
   (9) Tyco International Ltd.
   (10)Cisco Systems
[] % in 10 largest holdings 28.1%
[] Number of holdings 47
[] Price/earnings ratio 72.8
[] Weighted average market capitalization $95.2 billion
[] % of holdings with positive earnings surprises 41.5%
[] % of holdings with negative earnings surprises 12.5%
[] Net assets $4 million


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:

[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

Technology                            36.7%
Utilities/communication               13.5%
Financial services                    12.7%
Healthcare                             9.2%
Energy                                 7.5%
Consumer discretionary/services        6.1%
Producer durables                      5.3%
Consumer staples                       4.1%
Materials/processing                   2.7%
Autos/transportation                   1.8%


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

MARK TURNER, founder and vice-chairman of Turner Investment Partners, serves as the lead manager on the Global Top 40 Fund. Mark previously was vice president and senior portfolio manager with First Maryland Asset Management. He earned a bachelor's degree at Bradley University and an MBA at the University of Illinois.


[PHOTO OMITTED]

ROBERT E. TURNER, founder, co chief executive officer, and chief investment officer of Turner Investment Partners, serves as a comanager on the Global Top 40 Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.


[PHOTO OMITTED]

ROBB J. PARLANTI serves as a comanager of the Global Top 40 Fund. Robb joined Turner in 1993 as a senior portfolio manager/security analyst. A Chartered Financial Analyst, he received a bachelor's degree at Wake Forest University. Robb formerly was an assistant vice president/portfolio manager at PNC Bank.


                                              TURNER FUNDS 2001 ANNUAL REPORT 27

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER NEW ENTERPRISE FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER NEW ENTERPRISE FUND                       (73.72)%
Lipper Science & Technology Funds Average        (69.58)
Nasdaq Composite Index                           (59.19)
--------------------------------------------------------------------------------
For the fiscal year ending September 30, 2001, the Turner New Enterprise Fund (formerly the Turner B2B E-Commerce Fund) produced a total return of -73.72% versus the Nasdaq Composite Index with a return of -59.19%.

This Fund invests primarily in companies with projected strong earnings growth across a variety of industries and sectors where new products or services are being developed and marketed. The Turner New Enterprise Fund strives to invest in market leaders with rapid revenue and earnings growth in industries such as financial services, computer and digital products, Internet related companies, retail, biotechnology & telecommunications. Sectors that performed well were the biotech group with companies such as Idec Pharmaceuticals and Amgen. Sectors that performed poorly were the Telecom sector that continued to see downward spending patterns in a slowing economic environment.

Looking ahead, we anticipate a rosier future. This was one of the worst spending environments in technology in over 10 years. That coupled with a slowing global economy made spending on new technologies and projects a difficult task. There will be a split between the haves and have-nots. Consolidation across a multitude of industries is likely. Companies who have executed their business plans during this downturn will come out the other side stronger, leaner and well positioned to gain market share. Our focus on earnings growth will help us navigate these turbulent times with a disciplined stock selection process while reducing overall portfolio risk through sector diversification.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER NEW ENTERPRISE FUND:
JUNE 30, 2000-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

       TURNER NEW ENTERPRISE   PACIFIC EXCHANGE TECHNOLOGY   NASDAQ COMPOSITE
                FUND                    100 INDEX              INDEX (PRICE)
6/00         $10,000                    $10,000                   $10,000
9/00          12,520                      9,433                     9,261
9/01           3,290                      4,705                     3,779

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner New Enterprise Fund (formerly the Turner B2B E-Commerce Fund) is June 30, 2000.


ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2001
--------------------------------------------------------------------------------
 PAST ONE YEAR          SINCE INCEPTION
 -73.72%                -58.91%


 28  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER NEW ENTERPRISE FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner New Enterprise Fund (formerly the Turner B2B E-Commerce Fund) invests primarily in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed.Turner strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for rapid earnings growth because of management changes, new products, or changes in the economy also may be attractive investments for the Fund.

Effective upon the reorganization of the New Enterprise Fund, the Fund changed its benchmark from the Pacific Stock Exchange Technology 100 Index to the Nasdaq Composite Index, which better reflects the Fund's investment objective.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2001

M   L   -----------------------------------
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                  |           |
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T   M             |           |
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N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE



[] Ticker symbol TBTBX
[] CUSIP #87252R797
[] Top 10 holdings
   (1) VeriSign
   (2) Polycom
   (3) Intersil, Cl A
   (4) Qualcomm
   (5) Harmonic
   (6) RF Micro Devices
   (7) AOL Time Warner
   (8) Cisco Systems
   (9) Nvidia
   (10)Brocade Communications System
[] % in 10 largest holdings 36.5%
[] Number of holdings 44
[] Price/earnings ratio 46.6
[] Weighted average market capitalization $28.1 billion
[] % of holdings with positive earnings surprises 70.1%
[] % of holdings with negative earnings surprises 2.5%
[] Net assets $6 million


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

Technology                             55.5%
Consumer discretionary/services        19.6%
Healthcare                             11.3%
Producer durables                       4.9%
Financial services                      4.4%
Utilities/communication                 3.5%


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

CHRISTOPHER K. MCHUGH, founder and vice president of the Adivser, serves as the lead manager on the New Enterprise Fund. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.


[PHOTO OMITTED]

ROBERT E. TURNER, founder, co chief executive officer, and chief investment officer of Turner Investment Partners, serves as a comanager on the New Enterprise Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.


[PHOTO OMITTED]

JOHN HAMMERSCHMIDT serves as a comanager on the New Enterprise Fund. John joined Turner in 1992. Previously he was a Principal with Chesapeake Capital Management. He holds a bachelor's degree from Lehigh University and an MBA degree from Duke University.


                                              TURNER FUNDS 2001 ANNUAL REPORT 29

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER FUTURE FINANCIAL SERVICES FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER FUTURE FINANCIAL SERVICES FUND             (5.73)%
Lipper Financial Services Funds Average           (3.74)
S&P Financials Index                             (13.21)
--------------------------------------------------------------------------------
The past year has certainly been a challenging one for financial services stocks. Despite a year of rapid short-term interest rate cuts by the Fed, many of the leadership financials have seen earnings growth slow down largely from a weak economy. This has led to significant compression of price/earnings ratios (generally to our disadvantage) between growth and more value-oriented companies. Two groups that have performed well in 2001 include liability sensitive banks that benefit from a steeper yield curve and property/casualty insurance companies that continue to report favorable insurance pricing trends.

For the fiscal year ending September 30, 2001, the Turner Future Financial Services Fund returned -5.73%, outperforming the S&P Financials' -13.21% return. Our growth mandate has led us to avoid several slower growing but liability sensitive regional banks that have generated better performance than many of our brokerage holdings. The slowdown in the equities markets activity has led to under performance in many of the brokerage companies. Goldman Sachs and Morgan Stanley Dean Witter are examples of such holdings that fared relatively poorly. However, despite the current year slowdown in brokerage earnings we remain positive on these companies' ability to address positive long-term trends in investment banking and asset management.

Finally, two other positive performing groups were the mortgage-related financial processor companies. A record year for mortgage activity benefited our Fannie Mae, Freddie Mac and Washington Mutual holdings. We remain very positive about our Concord EFS, The BISYS Group and InterCept Group holdings, all of which are processing companies that have the ability to address financial companies' needs for outsourcing vital functions such as core and merchant processing.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER FUTURE FINANCIAL SERVICES FUND:
OCTOBER 31, 1997-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

            TURNER FUTURE FINANCIAL
                 SERVICES FUND        NASDAQ BANK INDEX   S&P FINANCIALS INDEX
10/97                $10,000                   $10,000                 $10,000
9/98                  10,302                     9,138                   9,952
9/99                  11,293                     9,059                  11,631
9/00                  12,745                     9,842                  15,566
9/01                  12,014                    11,664                  13,510

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Future Financial Services Fund is October 20, 1997.


ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2001
--------------------------------------------------------------------------------
PAST ONE YEAR     PAST THREE YEARS  SINCE INCEPTION
-5.73%            5.26%             5.72%


30  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER FUTURE FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Future Financial Services Fund seeks long-term capital appreciation. It invests in common stocks and other equity securities of U.S. financial services companies, including banks, brokerage houses, insurance companies and investment advisory companies, that the Adviser believes have above average growth potential or that are undervalued. The Adviser also invests in financial services companies that it believes to be potential merger or acquisition targets. The Fund's holdings will be concentrated in the Financial Services industry.

Effective upon the reorganization of the Penn Capital Select Financial Services Fund into the Turner Future Financial Services Fund, the Fund changed its benchmark from the NASDAQ Bank Index to the S&P Financials Index. The S&P Financials Index better reflects the Fund's investment objective.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2001


C   H   -----------------------------------
R   I             |           |
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                X |           |
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U                 |           |
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Y       -----------------------------------
                  |           |
                  |           |
    L             |           |
    O             |           |
    W             |           |
                  |           |
        -----------------------------------

        SHORT                  LONG

               MATURITY AVERAGE


[] Ticker symbol TFFIX
[] CUSIP #87252R698
[] Top 10 holdings
   (1) American International
       Group
   (2) Fannie Mae
   (3) Freddie Mac
   (4) Goldman Sachs Group
   (5) Citigroup
   (6) Willis Group Holdings Ltd.
   (7) Lehman Brothers Holdings
   (8) Wells Fargo
   (9) TCF Financial
   (10)IndyMac Bancorp
[] % in 10 largest holdings 57.9%
[] Number of holdings 24
[] Price/earnings ratio 15.8
[] Weighted average market capitalization $53.7 billion
[] % of holdings with positive earnings surprises 47.5%
[] % of holdings with negative earnings surprises 7.7%
[] Net assets $376 thousand


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

FINANCIAL SERVICES         98.8%


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

CHRISTOPHER J. PERRY serves as lead manager on the Future Financial Services Fund. Chris joined Turner in 1998 after serving as a research analyst at the Pennsylvania Merchant Group. A Chartered Financial Analyst, he earned a bachelor's degree at Villanova University and an MBA degree at Drexel University.


[PHOTO OMITTED]

FRANK L. SUSTERSIC serves as a comanager on the Future Financial Services Fund. A Chartered Financial Analyst, Frank joined Turner in 1994. Previously he was an Investment Officer and Fund Manager with First Fidelity Bank Corporation. He holds a bachelor's degree from the University of Pennsylvania.

                                              TURNER FUNDS 2001 ANNUAL REPORT 31

Investment Review
--------------------------------------------------------------------------------


TURNER NEW ENERGY & POWER TECHNOLOGY FUND


TOTAL RETURN
PERIOD ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER NEW ENERGY &
POWER TECHNOLOGY FUND                            (21.30)%
Lipper Natural Resources Average                 (18.45)
S&P Energy Index                                  (9.96)
--------------------------------------------------------------------------------
For the period from its inception on February 28, 2001 through the end of the first fiscal year on September 30, 2001, the Turner New Energy & Power Technology Fund returned -21.30%, versus -9.96% for its benchmark, the S&P Energy Index. This under performance can be attributed to a number of factors that came into play during the second and third quarters of the year.

Early in the year, the Fund performed well above the market averages. Investors believed that growing demand for natural gas would outpace our ability to replenish supply. However, electricity supply problems in California brought politicians into the mix, which greatly complicated the environment, and a slowing economy did not help matters. Weakening demand for electricity offset supply constraints and the price of natural gas began to fall, along with the price of most energy stocks. Oil service stocks, as measured by the Oils Service Index (OSX), fell from their peak in the spring by over 50%. Independent power companies, many of them with California exposure, fell on average over 60%. Stocks in new power technologies like fuel cells, micro turbines and flywheels came under pressure as investor risk profiles changed with a deteriorating market for technology.

Oil related energy stocks performed slightly better as OPEC nations exercised the discipline necessary to maintain production quotas and hence keep the price of oil from falling in the world markets. Investments in safe haven names like Caterpillar (with their backup power diesel generators), General Electric (manufacturers of gas turbines) and oil related names helped smooth some of the market's downturn.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER NEW ENERGY & POWER TECHNOLOGY FUND:
FEBRUARY 28, 2001-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                  TURNER NEW ENERGY &                S&P ENERGY COMPOSITE
                 POWER TECHNOLOGY FUND                     INDEX
2/01                  $10,000                             $10,000
9/01                    7,870                               9,011

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner New Energy & Power Technology Fund is February 28, 2001.


CUMULATIVE TOTAL RETURN
Period ending September 30, 2001
--------------------------------------------------------------------------------

SINCE INCEPTION
-21.30%

32  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER NEW ENERGY & POWER TECHNOLOGY FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner New Energy & Power Technology Fund seeks long-term capital appreciation. It invests in equity securities of energy and power technology companies that are traded in the United States and that are using new or advanced technology to produce or deliver their product. Power technology companies are companies that Turner believes have, or will develop, products, processes, or services that build on or incorporate technological advances and improvements affecting the energy business. Energy companies must obtain at least 50% of their revenues from and be primarily engaged in one or more of the following businesses in the power and energy service field: production, development, refinement or distribution of oil, gas, electricity, and coal, as well as nuclear, geothermal, oil shale, solar power and other existing or future forms of power and/or energy; onshore or offshore drilling; production and well maintenance; and equipment supply and plant design or construction. The Fund's holdings will be concentrated in the energy and power technology industries.


--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2001

M   L   -----------------------------------
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                  |           |
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T   M             |           |
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O   L             |           |
N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE



[] Ticker symbol TNEPX
[] CUSIP #87252R730
[] Top 10 holdings
   (1) Calpine
   (2) Capstone Turbine
   (3) Kinder Morgan
   (4) NRG Energy
   (5) Occidental Petroleum
   (6) Unocal
   (7) Petroquest Energy
   (8) Plains Resources
   (9) EOG Resources
   (10)Intersil, Cl A
[] % in 10 largest holdings 56.7%
[] Number of holdings 27
[] Price/earnings ratio 17.8
[] Weighted average market capitalization $12.6 billion
[] % of holdings with positive earnings surprises 72.9%
[] % of holdings with negative earnings surprises 9.1%
[] Net assets $1 million


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

ENERGY & POWER TECHNOLOGY  98.7%


--------------------------------------------------------------------------------
PORTFOLIO MANAGER


[PHOTO OMITTED]

JOHN HAMMERSCHMIDT serves as lead manager on the New Energy & Power Technology Fund. John joined Turner in 1992. Previously he was a Principal with Chesapeake Capital Management. He holds a bachelor's degree from Lehigh University and an MBA degree from Duke University.


[PHOTO OMITTED]

MARK TURNER, founder and vice-chairman of Turner Investment Partners, Inc., serves as comanager of the New Energy & Power Technology Fund. Mark previously was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He earned a bachelor's degree at Bradley University and an MBA degree at the University of Illinois.


                                               TURNER FUNDS 2001 ANNUAL REPOR 33

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER HEALTHCARE & BIOTECHNOLOGY FUND


TOTAL RETURN
PERIOD ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER HEALTHCARE &
BIOTECHNOLOGY FUND                                11.50%
Lipper Healthcare & Biotechnology Average        (11.27)
S&P Healthcare Index                              (5.87)
--------------------------------------------------------------------------------
The returns of the Turner Healthcare & Biotechnology Fund during its first eight months have been excellent, returning 11.50% versus -6.30% for its benchmark, the S&P Healthcare Index. While this is clearly a strong out-performance for the fund's sector, the fund also represented one of the few bright lights in an otherwise bleak investing landscape.

Since the Fund's inception on February 28 of this year, we have experienced the perfect macroeconomic backdrop in that the current economic slowdown is generally a very good environment for healthcare investments. The healthcare industry is broadly characterized as non-cyclical and non-discretionary. The earnings results for most industries within the healthcare sector, which include medical devices, healthcare services, pharmaceutical and biotech industries, have been outstanding.

The Fund has generally invested in more small-cap and mid-cap companies than that of the benchmark. Organic growth rates are typically greater in these smaller sized companies. The Fund also outperformed its benchmark index by not being invested in many large pharmaceutical companies that are currently experiencing increased generic competition and declining growth rates.

The Fund has invested in many companies that have produced significant breakthroughs in the diagnosis and treatment of previously untreated diseases. An example is Idec Pharmaceuticals. Idec has been the leader in the treatment of non-Hodgkins lymphoma with its drug Rituxan, which has been an unconditional success. However, there have been disappointments as well, especially since the FDA has adopted a very conservative stance over the past year. Aviron Pharmaceuticals, with its inhaled flu vaccine product in development, and Inhaled Therapeutics, with its inhaled insulin product in development, both suffered clinical setbacks. While we firmly believe that ultimately both products will be commercially successful, the timing of the launches is questionable. The majority of drugs awaiting review in the FDA, over 75%, have been filed from biotech firms. This makes us optimistic that on balance there will be many significant advancements produced from the biotech industry.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER HEALTHCARE & BIOTECHNOLOGY FUND:
FEBRUARY 28, 2001-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                 TURNER HEALTHCARE &              S&P HEALTH CARE
                 BIOTECHNOLOGY FUND               COMPOSITE INDEX
2/01                  $10,000                         $10,000
9/01                   11,151                           9,413

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Healthcare & Biotechnology Fund is February 28, 2001.


CUMULATIVE TOTAL RETURN
Period ending September 30, 2001
--------------------------------------------------------------------------------

SINCE INCEPTION
11.50%


34  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER HEALTHCARE & BIOTECHNOLOGY FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Healthcare & Biotechnology Fund seeks long-term capital appreciation. It invests in equity securities issued by healthcare and biotechnology companies that are traded in the United States. Healthcare companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. Biotechnology companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund's holdings will be concentrated in the healthcare industry.


--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2001

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        VALUE                  GROWTH

               INVESTMENT STYLE



[] Ticker symbol THBCX
[] CUSIP #87252R755
[] Top 10 holdings
   (1) Pfizer
   (2) Abbott Laboratories
   (3) AmerisourceBergen
   (4) Laboratory Corporation
       of America Holdings
   (5) American Home Products
   (6) Amgen
   (7) Varian Medical Systems
   (8) Baxter International
   (9) Andrx Group
   (10)St. Jude Medical
[] % in 10 largest holdings 47.4%
[] Number of holdings 38
[] Price/earnings ratio 33.2
[] Weighted average market capitalization $36.9 billion
[] % of holdings with positive earnings surprises 57.0%
[] % of holdings with negative earnings surprises 4.3%
[] Net assets $1 million


--------------------------------------------------------------------------------
SECTOR WEIGHTING


BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

HEALTHCARE     98.7%


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

FRANK L. SUSTERSIC serves as lead manager on the Healthcare & Biotechnology Fund. A Chartered Financial Analyst, Frank joined Turner in 1994. Previously he was an Investment Officer and Fund Manager with First Fidelity Bank Corporation. He holds a bachelor's degree from the University of Pennsylvania.


[PHOTO OMITTED]

CHRISTOPHER J. PERRY serves as a comanager on the Healthcare & Biotechnology Fund. Chris joined Turner in 1998 after serving as a research analyst at the Pennsylvania Merchant Group. A Chartered Financial Analyst, he earned a bachelor's degree at Villanova University and an MBA degree at Drexel University.


                                              TURNER FUNDS 2001 ANNUAL REPORT 35

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER TAX MANAGED U.S. EQUITY FUND


TOTAL RETURN
PERIOD ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER TAX MANAGED U.S. EQUITY FUND              (18.20)%
S&P 500 Index                                    (15.40)
Russell 1000 Growth Index                        (22.13)
--------------------------------------------------------------------------------
From its inception on February 28, 2001 through the end of the fiscal year on September 30, 2001, the Turner Tax Managed Equity Fund returned -18.20%, versus -15.40% for the S&P 500 Index.

The disappointing performance achieved by the Fund during its first seven months can be broken down into two distinct periods that produced opposite results.

During the second quarter of 2001, the Fund greatly benefited from its exposure to growth companies in sectors such as technology, healthcare and consumer discretionary. Investments that outperformed included semiconductor manufacturing companies and consumer-retail companies, entities that typically improve their earnings prospects during the early cycle of an economic recovery. Our holdings in areas that are considered defensive, such as utilities and energy, under performed.

During the third quarter, as it became apparent that an economic recovery will not occur as anticipated, traditionally high growth companies that exhibit above average valuation under performed. Our investments in technology companies, consumer stock and financial services/brokerage companies produced strong negative returns. We were able to achieve some out performance from companies in the consumer staples area and the healthcare sector (such as hospitals and pharmaceuticals), market sectors which are traditionally defensive.

The September 11 attacks further intensified the sell-off of growth stocks during the month of September and contributed to the decline in the portfolio during the third quarter.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER TAX MANAGED U.S. EQUITY FUND:
FEBRUARY 28, 2001-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

          TURNER TAX MANAGED US EQUITY FUND  S&P 500 INDEX  RUSSELL 1000 GROWTH INDEX
2/28/01            $10,000                       $10,000           $10,000
SEP 01               8,181                         8,459             7,787

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Tax Managed
U.S. Equity Fund is February 28, 2001.


CUMULATIVE TOTAL RETURN
Period ending September 30, 2001
--------------------------------------------------------------------------------

SINCE INCEPTION
-18.20%


36  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER TAX MANAGED U.S. EQUITY FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Tax Managed U.S. Equity Fund seeks capital appreciation while attempting to minimize the impact of taxes on the returns earned by shareholders. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to federal income tax consequences. It expects to employ a number of strategies to minimize taxable distribution to shareholders. In selecting companies, Turner typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term grown of capital. When deciding to sell a security, Turner considers the negative tax impact of realized capital gains and, if applicable, the positive tax impact of realized capital losses. However, Turner may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available.


--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2001

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        VALUE                  GROWTH

               INVESTMENT STYLE



[] Ticker symbol TTMEX
[] CUSIP #87252R748
[] Top 10 holdings
   (1) Pfizer
   (2) Citigroup
   (3) AOL Time Warner
   (4) Home Depot
   (5) General Electric
   (6) Pepsico
   (7) Exxon Mobile
   (8) Chevron (9) Intel
   (10)Abbott Laboratories
[] % in 10 largest holdings 27.2%
[] Number of holdings 80
[] Price/earnings ratio 21.9
[] Weighted average market capitalization $82.0 billion
[] % of holdings with positive earnings surprises 66%
[] % of holdings with negative earnings surprises 8.3%
[] Net assets $7 million


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

Financial services                     19.8%
Healthcare                             17.0%
Consumer discretionary/services        15.8%
Technology                             13.5%
Utilities/communications                9.1%
Consumer staples                        8.9%
Energy                                  7.5%
Materials/processing                    4.0%
Producer durables                       1.8%
Autos/transportation                    0.8%


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

DAVID KOVACS serves as lead manager on the Tax Managed U.S. Equity Fund. A Chartered Financial Analyst, David joined Turner in 1998. Previously he was Director of Quantitative Research and Investment Technology at Pilgram Baxter & Associates. He holds a bachelor's degree and an MBA degree from the University of Notre Dame.


[PHOTO OMITTED]

ROBERT E. TURNER, founder, co chief executive officer, and chief investment officer of Turner Investment Partners, serves as a comanager on the Tax Managed U.S. Equity Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.


                                              TURNER FUNDS 2001 ANNUAL REPORT 37

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER CORE PLUS FIXED INCOME FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER CORE PLUS FIXED INCOME FUND                11.99%
Lipper Intermediate Investment -
   Grade Debt Funds Average                       11.72
Merrill Lynch U.S. Domestic Master Index          13.05
Lehman U.S. Aggregate Bond Index                  12.95
--------------------------------------------------------------------------------
The Turner Core Plus Fixed Income Fund produced a total rate of return for the fiscal year ended September 30, 2001 of 11.99%, underperforming the 12.95% total rate of return recorded by the Lehman U.S. Aggregate Bond Index, the benchmark performance index for the Fund. Interest rates, especially short and intermediate, plunged during the fiscal year. The already weak economy was plunged into recession by the tragic events of September 11th. The Federal Reserve began easing short-term interest rates on January 3, 2001 and since then has eased in an unprecedented fashion. Through September 30th the Fed Funds rate was cut a total of 9 times, bringing the rate down from 6.5% at the beginning of the year.

The Fund's underperformance relative to the benchmark for the fiscal year is primarily related to the high quality bias the Fund has maintained in light of weak overall economic conditions. However, the bond market has begun to anticipate that an improving economy will unfold as a result of lower interest rates and a possible Federal fiscal stimulus package. This has resulted in a significant outperformance of long-term corporate bonds returns relative to long-term government bond returns over the first three quarters of 2001. With the Fund's long-term holdings (over ten year maturities) entirely invested in U.S. Government securities, performance potential was lost. However, the Fund's manager feels this position continues to be prudent in light of the current state of the world economy.

Looking forward is never an easy task but is clearly made more difficult by the terrorist attacks of September 11th. While massive liquidity has been supplied by the Federal Reserve and the other major world central banks, and Congress celebrates a fiscal stimulus package, one cannot ignore the potential economic impact of the terrorist attacks to date and future actions they may take. We expect to slowly and cautiously move the portfolio into higher yielding corporate bonds. However, we will only invest in corporate credits that we believe can withstand a lengthy period of economic uncertainty.

Since inception on December 6, 1991, the Fund has earned a net (after all fees) annualized return of 7.55% nearly equal to the 7.61% return of the benchmark index.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER CORE PLUS FIXED INCOME FUND:
DECEMBER 31, 1991-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

              TURNER CORE PLUS            MERRILL LYNCH U.S. DOMESTIC             LEHMAN AGGREGATE
              FIXED INCOME FUND                  MASTER INDEX                        BOND INDEX
12/91             $10,000                           $10,000                            $10,000
9/92               10,741                            10,731                             10,713
9/93               11,929                            11,822                             11,782
9/94               11,607                            11,449                             11,402
9/95               13,211                            13,064                             13,007
9/96               13,897                            13,702                             13,642
9/97               15,235                            15,040                             14,970
9/98               16,960                            16,785                             16,692
9/99               16,658                            16,718                             16,630
9/00               17,859                            17,878                             17,792
9/01               20,001                            20,211                             20,097

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Core Plus Fixed Income Fund is December 6, 1991.


ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2001
--------------------------------------------------------------------------------
PAST ONE       PAST THREE     PAST FIVE    SINCE
YEAR           YEARS          YEARS        INCEPTION
11.99%         5.65%          7.55%        7.55%


38  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER CORE PLUS FIXED INCOME FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Core Plus Fixed Income Fund (formerly the Clover Fixed Income Fund) invests primarily in U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities. These securities may be traded over the counter or listed on an exchange. In selecting investments for the Fund, the Sub-Adviser, Clover Capital Management, chooses fixed income securities of issuers that it believes will offer attractive income potential with an acceptable level of risk. Clover will invest in fixed income obligations of different types and maturities depending on its current assessment of the relative market values of the sectors in which the Fund invests. Clover does not attempt to forecast interest rate changes. The Fund's average weighted maturity will typically be between seven and nine years.

Going forward, the Fund will only measure its performance to the Lehman Aggregate Bond Index which more accurately reflects the Fund's holdings.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2001

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        VALUE                  GROWTH

               INVESTMENT STYLE



[] Ticker symbol TCFIX
[] CUSIP #87252R201
[] Top 10 holdings
   (1) U.S. Treasury Bonds,
       7.250%, 5/15/16
   (2) Amoco Canada,
       6.750%, 2/15/05
   (3) GNMA, 7.000%, 12/15/30
   (4) Natural Fuel Gas, 6.303%, 5/27/08
   (5) Emerson Electric, 7.125%, 8/15/10
   (6) Dial, 7.000%, 8/15/06
   (7) Constellation Brands, 8.750%, 12/15/03
   (8) U.S. Treasury Bonds, 7.500%, 11/15/16
   (9) Wal-Mart Stores, 6.875%, 8/10/09
   (10)U.S. Treasury Bonds, 6.375%, 8/15/27
[] % in 10 largest holdings 40.8%
[] Number of holdings 47 n Average effective duration 5.1 years
[] Average maturity 9.5 years n Average yield to maturity 5.3%
[] Average credit quality AA3
[] Net assets $34 million


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

Corporate bonds             52.5%
Treasury securities         23.3%
Mortgage pools              17.7%
Other                        3.9%
U.S. Government Agency       2.6%


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

RICHARD J. HUXLEY serves as the lead manager on the Core Plus Fixed Income Fund. Prior to joining Clover Capital Management, Inc. in 1986 Richard was the VP & Manager of Capital Markets Forecasting Group at Chase Manhattan and the Investment Officer at the University of Rochester. He earned a bachelor's degree from the University of Kentucky.


[PHOTO OMITTED]

PAUL W. SPINDLER serves as a comanager on the Core Plus Fixed Income Fund. A Chartered Financial Analyst, Paul joined Clover Capital Management, Inc. in 1988. Prior to joining Clover, Paul was the Corporate Controller at Voplex Corporation. He earned a bachelor's degree from Rochester Institute of Technology and an MBA degree from Ohio State University.


                                              TURNER FUNDS 2001 ANNUAL REPORT 39

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER CORE HIGH QUALITY FIXED INCOME FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER CORE HIGH QUALITY
FIXED INCOME FUND                                  11.87%
Lipper Corporate A-Rated Debt Funds Objective      11.56
Lehman U.S. Aggregate Bond Index                   12.95
--------------------------------------------------------------------------------
The Core Fixed Income Fund returned 11.87% for the twelve months ended September 30, 2001. This strong absolute performance resulted from the reduction in all interest rates as the Fed eased, aggressively cutting the funds rate from 6% to 3.50% during the period. We did however under perform the Lehman Aggregate Index that returned 12.95%.

This underperformance was caused by two factors. First our investment style was out of favor this year. Our style is heavily biased toward the highest quality and liquidity available. For this reason we focus on mortgage and asset-backed securities over corporate debt. We believe that fixed income can best serve the purpose of protecting overall portfolios in the worst of times by providing easy liquidity at all times. It is more difficult for a portfolio heavily invested in corporate debt securities to provide that liquidity.

Under normal circumstances the performance of credit sensitive securities will follow the performance of the economy and the equity markets. It is for this reason that these securities do not normally provide protection in an extended equity market downturn. This year has been unusual in that while the economy has drifted downward and equities have performed poorly, corporate debt securities have rallied significantly and provided the highest returns in the fixed income sector. This has resulted in much of our under performance to the index.

In addition, our yield curve positioning added to our under performance. We believed throughout the year that the economic downturn would be mild and that the Fed would not have to ease aggressively. As a result we avoided the three-year and shorter part of the yield curve. Rates on this short part of the curve fell significantly more than longer rates thus increasing our under performance to the Index.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER CORE HIGH QUALITY FIXED INCOME
FUND:
JUNE 30, 1999-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                    TURNER CORE HIGH QUALITY                 LEHMAN AGGREGATE
                        FIXED INCOME FUND                       BOND INDEX
6/30                        $10,000                              $10,000
9/99                         10,047                               10,068
9/00                         10,748                               10,772
9/01                         12,024                               12,167

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Core High Quality Fixed Income Fund is June 30, 1999.


ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2001
--------------------------------------------------------------------------------
PAST ONE YEAR              SINCE INCEPTION
11.87%                     8.54%


40  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER CORE HIGH QUALITY FIXED INCOME FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Core High Quality Fixed Income Fund seeks current income and capital appreciation, an objective that emphasizes total return rather than just yield alone. It invests in investment-grade fixed-income securities, including U.S. government, corporate, mortgaged-backed and asset-backed securities.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2001


C   H   -----------------------------------
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        -----------------------------------

        SHORT                  LONG

               MATURITY AVERAGE



[] Ticker symbol THQFX
[] CUSIP #87252R847
[] Top 10 holdings
   (1) U.S. Treasury Notes TIPS,
       3.625%, 1/15/08
   (2) FNMA, 6.500%, 6/25/23
   (3) U.S. Treasury Notes,
       7.000%, 7/15/06
   (4) FNMA, 8.000%, 8/1/08
   (5) FNMA, 7.000%, 5/1/31
   (6) FNMA, 6.500%, 6/1/16
   (7) U.S. Treasury STRIPS, 5.858%, 5/15/21
   (8) U.S. Treasury Bonds, 6.000%, 2/15/26
   (9) FNMA, 6.500%, 7/1/29
   (10)FNMA, 6.00%, 3/1/31
[] % in 10 largest holdings 70.4%
[] Number of holdings 23
[] Average effective duration 4.37 years
[] Average maturity 7.07 years
[] Average yield to maturity 4.89%
[] Average credit quality Agency
[] Convexity (0.01)
[] Net assets $6 million


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

MORTGAGE-BACKED SECURITIES   60.9%
TREASURY SECURITIES          38.2%
OTHER                         0.9%


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

JAMES I. MIDANEK, fixed-income chief investment officer, has served as manager of the Core High Quality Fixed Income Fund since its inception in 1999. Jim joined Turner in 1998, upon our acquisition of Solon Asset Management, which he cofounded. Previously he was chief investment officer, fixed income with Montgomery Asset Management. He holds a bachelor's degree from Queens College.


[PHOTO OMITTED]


JOHN PAK joined the firm in 2000. He earned a bachelor of arts degree and a master of arts degree, both in economics, at the University of San Francisco. Previously he served as vice-president/ trade desk manager at Tuttle Decision Systems and assistant vice president at C. E. Childs and Company.


                                              TURNER FUNDS 2001 ANNUAL REPORT 41

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER ULTRA SHORT DURATION FIXED INCOME FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER ULTRA SHORT DURATION
FIXED INCOME FUND (CLASS I SHARES)                 7.09%
Lipper Ultra-Short Obligation Funds Average        6.59
Merrill Lynch 3-Month
U.S. Treasury Bill Index                           5.46
--------------------------------------------------------------------------------

The Ultra Short Duration Fixed Income Fund returned 7.09% for the 12 months ended September 30, 2001. This excellent return exceeded both the three- and six-month Merrill Lynch Treasury bill returns of 5.46% and 6.25% respectively.

This performance is primarily the result of our disciplined approach to security selection and our style, which emphasizes safety and liquidity. While the Fed eased aggressively we were able to locate and invest in high quality, low duration securities.

Our largest allocation for most of the year was to inflation indexed notes that provided excellent short term yields. We also maintained a relatively high allocation to low risk agency issued collateralized mortgage obligations. When selected properly, these short duration securities can provide excellent yields without adding significant prepayment or duration risk.

The Fund includes a small allocation to AAA whole loan collateralized mortgage backed securities and asset-backed securities. It also includes one asset-backed security which has been downgraded to A from AAA, which amounts to approximately
 .60% of the total Fund. Together with the entire portfolio these securities are constantly monitored to assure their appropriateness in a high quality, low risk fund.

As the Fed continues to reduce short-term rates to jump start the economy, our yield will decline further, but we should continue to be able to outperform many other very short duration alternatives without sacrificing credit quality. In this time of great uncertainty, the Fund should continue to provide a desirable option for fixed income investing.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER ULTRA SHORT DURATION FIXED INCOME FUND, CLASS I SHARES:
MARCH 31, 1994-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

               TURNER ULTRA SHORT DURATION               MERRILL LYNCH 3-MONTH
                FIXED INCOME FUND CLASS I              U.S. TREASURY BILL INDEX
3/94                   $10,000                                  $10,000
9/94                    10,231                                   10,235
9/95                    10,935                                   10,837
9/96                    11,704                                   11,431
9/97                    12,428                                   12,047
9/98                    13,201                                   12,693
9/99                    13,906                                   13,289
9/00                    14,788                                   14,058
9/01                    15,836                                   14,824

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Ultra Short Duration Fixed Income Fund (Class I Shares) is March 1, 1994.


ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2001
--------------------------------------------------------------------------------
                 PAST ONE    PAST THREE   PAST FIVE    SINCE
                 YEAR        YEARS        YEARS        INCEPTION
Class I Shares   7.09%       6.25%        6.23%        6.25%
Class II Shares  6.82%       5.94%         --          5.89%


42  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER ULTRA SHORT DURATION FIXED INCOME FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Ultra Short Duration Fixed Income Fund (formerly the Turner Short Duration Government Funds-One Year Portfolio) seeks to produce maximum total return consistent with the preservation of capital and investment prudence. It invests primarily in high-grade securities issued or guaranteed by the U.S. government or its agencies. The Fund seeks to limit fluctuations in principal and reduce interest-rate risk by maintaining an average effective duration no greater than that of a one-year Treasury note.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2001


C   H   -----------------------------------
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        -----------------------------------

        SHORT                  LONG

               MATURITY AVERAGE


[] Ticker symbol TSDOX,
   Class I Shares
[] CUSIP #872524103,
   Class I Shares
[] Top 10 holdings
   (1) U.S Treasury Notes TIPS,
       3.625%, 1/15/08
   (2) FHLMC, 6.000%, 9/15/16
   (3) FHLMC, 5.750%, 2/15/14
   (4) FHLMC, 7.000%, 6/15/18
   (5) FHLMC, 6.150%, 3/15/08
   (6) FNMA, 6.000%, 7/18/18
   (7) U.S. Treasury Notes, 6.250%, 8/31/02
   (8) U.S. Treasury Bonds, 11.625%, 11/15/02
   (9) FHLMC, 6.000%, 8/15/08
   (10)U.S. Treasury Notes, 6.000%, 8/15/04
[] % in 10 largest holdings 37.4%
[] Number of holdings 65
[] Average effective duration 0.52 years
[] Average maturity 1.1 years
[] Average yield to maturity 3.2%
[] Average credit quality Agency
[] Convexity (0.17)
[] Net assets $94 million, Class I Shares


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

Mortgage-backed securities      53.1%
Other (AAA)                     30.8%
Treasury securities             16.1%
Asset-backed securities          2.1%


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

JAMES I. MIDANEK, fixed-income chief investment officer, has served as manager of the Ultra Short Duration Fixed Income Fund since inception. Jim joined Turner in 1998, upon our acquisition of Solon Asset Management, which he cofounded. Previously he was chief investment officer, fixed income with Montgomery Asset Management. He holds a bachelor's degree from Queens College.


[PHOTO OMITTED]

JOHN PAK joined the firm in 2000. He earned a bachelor of arts degree and a master of arts degree, both in economics, at the University of San Francisco. Previously he served as vice-president/trade desk manager at Tuttle Decision Systems and assistant vice president at C. E. Childs and Company.


                                              TURNER FUNDS 2001 ANNUAL REPORT 43

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER SHORT DURATION FIXED INCOME FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
TURNER SHORT DURATION
FIXED INCOME FUND (CLASS I SHARES)                 9.35%
Lipper Short/Intermediate U.S. Government
Funds Average                                     10.92
Lehman Brothers 1-3 Year
U.S. Government Bond Index                        10.67
--------------------------------------------------------------------------------
For the 12 months just ended, the Short Duration Fund provided a return of 9.35%. For the same period the Lehman 1-3 Year Government Index returned 10.67%.

This underperformance results from our emphasis on mortgage product, which underperformed Treasuries, as well as our poor yield curve positioning. During much of the year, we believed that the economy would prove more resilient and that the Fed would not need to continue to reduce the funds rate aggressively. Reflecting this view, we chose to underweight the shorter part of the curve and overweight slightly longer securities.
This strategy backfired, as the short end of the curve provided the strongest relative returns for the year.

The Federal Reserve reduced the Fed Funds rate 350 basis points, from 6.50% to 3.00%, during the fiscal year ended September 30, 2001. This aggressive easing, combined with a weakening worldwide economy and continued downward pressure on the equity markets, led to a much steeper Treasury yield curve. While the yield on the two-year Treasury note declined 312 basis points, from 5.97% to 2.85%, the yield on the 30-year Treasury bond declined only 46 basis points, from 5.88% to 5.42%.

Despite the weak economy, the decline of interest rates on high-grade corporate debt kept pace with and in some cases even exceeded the decline in Treasury rates. As a result, corporate debt securities outperformed all other high-grade sectors with a 13.10% return for the year. Treasuries provided a return of 12.94%, while mortgage backed securities returned 12.34%, under performing all other sectors.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER SHORT DURATION FIXED INCOME FUND, CLASS I SHARES: MARCH 31, 1994-SEPTEMBER 30, 2001 *

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                    TURNER SHORT DURATION                   LEHMAN 1-3 YEAR
                   FIXED INCOME FUND CLASS I             GOVERNMENT BOND INDEX
3/94                       $10,000                              $10,000
9/94                        10,089                               10,049
9/95                        10,976                               10,871
9/96                        11,637                               11,488
9/07                        12,463                               12,279
9/98                        13,469                               13,253
9/99                        13,858                               13,676
9/00                        14,690                               14,475
9/01                        16,063                               16,019

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Short Duration Fixed Income Fund (Class I Shares) is March 1, 1994.


ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2001
--------------------------------------------------------------------------------
                 PAST ONE    PAST THREE  PAST FIVE SINCE
                 YEAR        YEARS       YEARS     INCEPTION
Class I Shares   9.35%       6.05%       6.66%      6.45%
Class II Shares  9.10%        --           --       8.58%


44  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER SHORT DURATION FIXED INCOME FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Short Duration Fixed Income Fund (formerly the Turner Short Duration Government Funds-Three Year Portfolio) seeks to produce maximum total return consistent with the preservation of capital and investment prudence. It invests primarily in high-grade securities issued or guaranteed by the U.S. government or its agencies. The Fund seeks to limit fluctuations in principal and reduce interest rate risk by maintaining an average effective duration no greater than that of a three year Treasury Bill.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2001


M   L   -----------------------------------
A   A             |           |
R   R             |           |
K   G             |           |
E   E          X  |           |
T                 |           |
                  |           |
C       -----------------------------------
A                 |           |
P                 |           |
I                 |           |
T                 |           |
A                 |           |
L       -----------------------------------
I                 |           |
Z                 |           |
A   S             |           |
T   M             |           |
I   A             |           |
O   L             |           |
N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE


[] Ticker symbol TSDGX,
   Class I Shares
[] CUSIP #872524202,
   Class I Shares
[] Top 10 holdings
   (1) U.S. Treasury Notes TIPS,
       3.625%, 1/15/08
   (2) U.S. Treasury Notes,
       7.000%, 7/15/06
   (3) U.S. Treasury Notes, 6.000%, 8/15/04
   (4) FHLMC, 6.000%, 10/15/08
   (5) Morgan Stanley Capital I, 6.450%, 6/3/30
   (6) U.S. Treasury Notes, 6.250%, 8/31/02
   (7) FHLMC, 7.000%, 10/1/13
   (8) FHLMC, 6.500%, 2/15/08
   (9) FNMA, 6.000%, 7/18/18
   (10)Enterprise Mortgage Acceptance, 6.110%, 7/15/03
[] % in 10 largest holdings 48.2%
[] Number of holdings 66
[] Average effective duration 1.42 years
[] Average maturity 2.55 years
[] Average yield to maturity 3.84%
[] Average credit quality Agency
[] Convexity (0.35)
[] Net assets $68 million, Class I Shares


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR GRAPH OMITTED]
PLOT POINTS FOLLOWS:

Mortgage-backed securities      51.2%
Treasury securities             30.4%
Other (AAA)                     17.8%
Asset-backed securities          1.2%

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]

JAMES I. MIDANEK, fixed-income chief investment officer, has served as manager of the Short Duration Fixed Income Fund since inception. Jim joined Turner in 1998, upon our acquisition of Solon Asset Management, which he cofounded. Previously he was chief investment officer, fixed income with Montgomery Asset Management. He holds a bachelor's degree from Queens College.


[PHOTO OMITTED]

JOHN PAK joined the firm in 2000. He earned a bachelor of arts degree and a master of arts degree, both in economics, at the University of San Francisco. Previously he served as vice-president/trade desk manager at Tuttle Decision Systems and assistant vice president at C. E. Childs and Company.


                                              TURNER FUNDS 2001 ANNUAL REPORT 45

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SELECT GROWTH EQUITY FUND
September 30, 2001

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--97.9%
--------------------------------------------------------------------------------
ACTIVITIES RELATED TO CREDIT INTERMEDIATION--1.4%
--------------------------------------------------------------------------------
Concord EFS*                             14,790   $    724
                                                  --------
Total Activities related to credit
    intermediation                                     724
                                                  --------

--------------------------------------------------------------------------------
ALUMINA & ALUMINUM PRODUCTION &
    PROCESSING--1.0%
--------------------------------------------------------------------------------
Alcoa                                    17,160        532
                                                  --------
Total Alumina & aluminum production
    & processing                                       532
                                                  --------

--------------------------------------------------------------------------------
BEVERAGE MANUFACTURING--2.3%
--------------------------------------------------------------------------------
Pepsico                                  25,290      1,227
                                                  --------
Total Beverage manufacturing                         1,227
                                                  --------

--------------------------------------------------------------------------------
BUILDING MATERIAL & SUPPLIES DEALERS--3.8%
--------------------------------------------------------------------------------
Home Depot                               52,880      2,029
                                                  --------
Total Building material & supplies dealers           2,029
                                                  --------

--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--7.9%
--------------------------------------------------------------------------------
Cisco Systems*                          213,070      2,595
Qualcomm*                                33,820      1,608
                                                  --------
Total Communications equipment
    manufacturing                                    4,203
                                                  --------

--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--3.1%
--------------------------------------------------------------------------------
Dell Computer*                           58,930      1,092
EMC-Mass                                 45,390        533
                                                  --------
Total Computer & peripheral equipment
    manufacturing                                    1,625
                                                  --------

--------------------------------------------------------------------------------
DEPARTMENT STORES--1.5%
--------------------------------------------------------------------------------
Kohls*                                   16,710        802
                                                  --------
Total Department stores                                802
                                                  --------

--------------------------------------------------------------------------------
DEPOSITORY CREDIT INTERMEDIATION--2.0%
--------------------------------------------------------------------------------
Citigroup                                26,300      1,065
                                                  --------
Total Depository credit intermediation               1,065
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
DRUGS & DRUGGISTS' SUNDRIES WHOLESALE--1.4%
--------------------------------------------------------------------------------
Cardinal Health                           9,800   $    725
                                                  --------
Total Drugs & druggists' sundries wholesale            725


--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT MANUFACTURING--6.7%
--------------------------------------------------------------------------------
General Electric                         95,320      3,546
                                                  --------
Total Electrical equipment manufacturing             3,546
                                                   --------

--------------------------------------------------------------------------------
ELECTRONIC SHOPPING & MAIL-ORDER HOUSES--0.9%
--------------------------------------------------------------------------------
eBay*                                    10,290        471
                                                  --------
Total Electronic shopping
    & mail-order houses                                471
                                                  --------

--------------------------------------------------------------------------------
ELECTRONICS & APPLIANCE STORES--0.9%
--------------------------------------------------------------------------------
Best Buy*                                10,530        479
                                                  --------
Total Electronics & appliance stores                   479
                                                  --------

--------------------------------------------------------------------------------
GENERAL MEDICAL & SURGICAL HOSPITALS--1.5%
--------------------------------------------------------------------------------
HCA                                      17,640        782
                                                  --------
Total General medical & surgical hospitals             782
                                                  --------

--------------------------------------------------------------------------------
GROCERY STORES--1.1%
--------------------------------------------------------------------------------
Kroger*                                  24,500        604
                                                  --------
Total Grocery stores                                   604
                                                  --------

--------------------------------------------------------------------------------
HEALTH & PERSONAL CARE STORES--1.6%
--------------------------------------------------------------------------------
Walgreen                                 24,150        831
                                                  --------
Total Health & personal care stores                    831
                                                  --------

--------------------------------------------------------------------------------
INFORMATION SERVICES--4.2%
--------------------------------------------------------------------------------
AOL Time Warner*                         67,960      2,249
                                                  --------
Total Information services                           2,249
                                                  --------

--------------------------------------------------------------------------------
INSURANCE CARRIERS--3.3%
--------------------------------------------------------------------------------
American International Group             22,160      1,729
                                                  --------
Total Insurance carriers                             1,729
                                                  --------

46   TURNER FUNDS 2001 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER SELECT GROWTH EQUITY FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--6.4%
--------------------------------------------------------------------------------
Baxter International                     19,350   $  1,065
Johnson & Johnson                        42,280      2,342
                                                  --------
Total Medical equipment & supplies
    manufacturing                                    3,407
                                                  --------

--------------------------------------------------------------------------------
MOTION PICTURE & VIDEO INDUSTRIES--1.4%
--------------------------------------------------------------------------------
Clear Channel Communications*            19,390        771
                                                  --------
Total Motion picture & video industries                771
                                                  --------

--------------------------------------------------------------------------------
NONDEPOSITORY CREDIT INTERMEDIATION--1.0%
--------------------------------------------------------------------------------
Fannie Mae                                6,460        517
                                                  --------
Total Nondepository credit intermediation              517
                                                  --------

--------------------------------------------------------------------------------
OTHER FOOD MANUFACTURING--1.3%
--------------------------------------------------------------------------------
Kraft Foods, Cl A*                       20,310        698
                                                  --------
Total Other food manufacturing                         698
                                                  --------

--------------------------------------------------------------------------------
OTHER GENERAL MERCHANDISE STORES--3.0%
--------------------------------------------------------------------------------
Wal-Mart Stores                          32,690      1,618
                                                  --------
Total Other general merchandise stores               1,618
                                                  --------

--------------------------------------------------------------------------------
PETROLEUM & COAL PRODUCTS
    MANUFACTURING--1.0%
--------------------------------------------------------------------------------
Chevron                                   5,990        508
                                                  --------
Total Petroleum & coal products
    manufacturing                                      508
                                                  --------

--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--16.9%
--------------------------------------------------------------------------------
Abbott Laboratories                      19,830      1,028
American Home Products                   17,620      1,026
Amgen*                                   26,110      1,535
Forest Laboratories*                     11,430        825
King Pharmaceuticals*                    13,600        571
Pfizer                                   98,857      3,964
                                                  --------
Total Pharmaceutical & medicine
    manufacturing                                    8,949
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
SECURITY & COMMODITY CONTRACTS
    INTERMEDIATION & BROKERAGE--2.6%
--------------------------------------------------------------------------------
Charles Schwab                           51,600    $   593
Goldman Sachs Group                      11,130        794
                                                  --------
Total Security & commodity contracts
    intermediation & brokerage                       1,387
                                                  --------

--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--14.1%
--------------------------------------------------------------------------------
Applied Materials*                       23,490        668
Broadcom, Cl A*                          25,930        526
Celestica*                               33,710        920
Flextronics International Ltd.*          33,820        559
Intel                                   126,470      2,585
Micron Technology*                       61,020      1,149
Texas Instruments                        42,590      1,064
                                                  --------
Total Semiconductor & other electronic
    component manufacturing                          7,471
                                                  --------

--------------------------------------------------------------------------------
SOAP, CLEANERS & TOILET PREPARATION
    MANUFACTURING--1.6%
--------------------------------------------------------------------------------
Procter & Gamble                         11,330        825
                                                  --------
Total Soap, cleaners & toilet preparation
    manufacturing                                      825
                                                  --------

--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--1.5%
--------------------------------------------------------------------------------
VeriSign*                                18,650        781
                                                  --------
Total Software publishers                              781
                                                  --------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS--2.5%
--------------------------------------------------------------------------------
AT&T Wireless Services*                  51,260        766
Sprint (PCS Group)*                      22,360        588
                                                  --------
Total Telecommunications                             1,354
                                                  --------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $58,986)                                  51,909
================================================================================


                                              TURNER FUNDS 2001 ANNUAL REPORT 47

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SELECT GROWTH EQUITY FUND

                                              Face Amount     Value
                                                    (000)     (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--3.2%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter (A)
    2.750%, dated 09/28/01, matures 10/01/01,
    repurchase price $1,711,821 (collateralized
    by FNMA, total market value $1,749,988)       $1,711    $ 1,711
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $1,711)                                             1,711
================================================================================


--------------------------------------------------------------------------------
TOTAL INVESTMENTS--101.1%
    (COST $60,697)                                           53,620
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--(1.1%)                      (572)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization--no par value)
    based on 11,276,763 outstanding
    shares of beneficial interest                            80,005
Accumulated net realized loss on
    investments                                             (19,880)
Net unrealized depreciation on investments                   (7,077)

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                                      $53,048
================================================================================

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE--CLASS I SHARES                           $4.70
--------------------------------------------------------------------------------

* Non-income producing security
(A) Tri-party repurchase agreement
Cl - Class
FNMA - Federal National Mortgage Association
Ltd. - Limited
The accompanying notes are an integral part of the financial statements.


48  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
TURNER MIDCAP GROWTH FUND
September 30, 2001

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--98.9%
--------------------------------------------------------------------------------
ADMINISTRATION OF HUMAN
    RESOURCE PROGRAMS--2.7%
--------------------------------------------------------------------------------
Express Scripts*                        142,100   $  7,861
First Health Group*                     269,250      7,911
                                                  --------
Total Administration of human
    resource programs                               15,772
                                                  --------

--------------------------------------------------------------------------------
AGENCIES & OTHER INSURANCE
    RELATED ACTIVITIES--1.2%
--------------------------------------------------------------------------------
AdvancePCS*                              55,740      4,001
Willis Group Holdings Ltd.*             146,150      3,418
                                                  --------
Total Agencies & other insurance
    related activities                               7,419
                                                  --------

--------------------------------------------------------------------------------
ARCHITECTURAL, ENGINEERING &
    RELATED SERVICES--0.7%
--------------------------------------------------------------------------------
Plexus*                                 168,270      3,968
                                                  --------
Total Architectural, engineering
    & related services                               3,968
                                                  --------

--------------------------------------------------------------------------------
BASIC CHEMICAL MANUFACTURING--1.8%
--------------------------------------------------------------------------------
Air Products & Chemicals                149,510      5,768
Kerr-McGee                              100,740      5,229
                                                  --------
Total Basic chemical manufacturing                  10,997
                                                  --------

--------------------------------------------------------------------------------
BEVERAGE MANUFACTURING--1.0%
--------------------------------------------------------------------------------
Pepsi Bottling Group                    133,630      6,156
                                                  --------
Total Beverage manufacturing                         6,156
                                                  --------

--------------------------------------------------------------------------------
BOOK, PERIODICAL & MUSIC STORES--1.5%
--------------------------------------------------------------------------------
Barnes & Noble*                         241,410      8,715
                                                  --------
Total Book, periodical & music stores                8,715
                                                  --------

--------------------------------------------------------------------------------
CLOTHING STORES--1.5%
--------------------------------------------------------------------------------
TJX                                      26,010      8,686
                                                  --------
Total Clothing stores                                8,686
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COLLEGES, UNIVERSITIES
    & PROFESSIONAL SCHOOLS--1.3%
--------------------------------------------------------------------------------
Apollo Group, Cl A*                     190,060   $  7,988
                                                  --------
Total Colleges, universities
    & professional schools                           7,988
                                                  --------

--------------------------------------------------------------------------------
COMMERCIAL/INDUSTRIAL EQUIPMENT
    RENTAL & LEASING--0.9%
--------------------------------------------------------------------------------
Utstarcom*                              335,540      5,453
                                                  --------
Total Commercial/industrial equipment
    rental & leasing                                 5,453
                                                  --------

--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--2.2%
--------------------------------------------------------------------------------
Polycom*                                540,460     13,171
                                                  --------
Total Communications equipment
    manufacturing                                   13,171
                                                  --------

--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--5.8%
--------------------------------------------------------------------------------
Brocade Communications System*          555,180      7,789
DST Systems*                            132,110      5,714
IMS Health                              337,290      8,449
Netegrity*                               99,760        855
Peregrine Systems*                      323,590      4,087
Sungard Data Systems*                   321,690      7,518
                                                  --------
Total Computer systems design &
    related services                                34,412
                                                  --------

--------------------------------------------------------------------------------
CONSUMER GOODS RENTAL--0.2%
--------------------------------------------------------------------------------
Blockbuster, Cl A                        61,020      1,336
                                                  --------
Total Consumer goods rental                          1,336
                                                  --------

--------------------------------------------------------------------------------
DAIRY PRODUCT MANUFACTURING--0.9%
--------------------------------------------------------------------------------
Suiza Foods*                             86,870      5,485
                                                  --------
Total Dairy product manufacturing                    5,485
                                                  --------

--------------------------------------------------------------------------------
DATA PROCESSING SERVICES--1.2%
--------------------------------------------------------------------------------
Fiserv*                                 209,417      7,162
                                                  --------
Total Data processing services                       7,162
                                                  --------

                                              TURNER FUNDS 2001 ANNUAL REPORT 49

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER MIDCAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
DEPOSITORY CREDIT INTERMEDIATION--1.5%
--------------------------------------------------------------------------------
Commerce Bancorp                         40,460   $  2,751
Investors Financial Services            109,690      6,323
                                                  --------
Total Depository credit intermediation               9,074
                                                  --------

--------------------------------------------------------------------------------
DRUGS & DRUGGISTS' SUNDRIES WHOLESALE--2.2%
--------------------------------------------------------------------------------
AmerisourceBergen*                      136,570      9,690
Henry Schein*                            82,120      3,170
                                                  --------
Total Drugs & druggists' sundries
    wholesale                                       12,860
                                                   --------

--------------------------------------------------------------------------------
ELECTRIC POWER GENERATION, TRANSMISSION &
    DISTRIBUTION--0.8%
--------------------------------------------------------------------------------
PG&E                                    307,590      4,675
                                                  --------
Total Electric power generation,
    transmission & distribution                      4,675
                                                  --------

--------------------------------------------------------------------------------
ELECTRONIC SHOPPING & MAIL-ORDER HOUSES--0.6%
--------------------------------------------------------------------------------
GoTo.com*                               260,660      3,271
                                                  --------
Total Electronic shopping &
    mail-order houses                                3,271
                                                  --------

--------------------------------------------------------------------------------
ELECTRONICS & APPLIANCE STORES--3.1%
--------------------------------------------------------------------------------
Best Buy*                               214,470      9,748
CDW Computer Centers*                   245,890      8,896
                                                  --------
Total Electronics & appliance stores                18,644
                                                  --------

--------------------------------------------------------------------------------
GENERAL MEDICAL & SURGICAL HOSPITALS--2.5%
--------------------------------------------------------------------------------
Triad Hospitals*                        185,390      6,563
Universal Health Services, Cl B*        168,660      8,231
                                                  --------
Total General medical & surgical hospitals          14,794
                                                  --------

--------------------------------------------------------------------------------
GLASS & GLASS PRODUCT MANUFACTURING--0.5%
--------------------------------------------------------------------------------
Sealed Air*                              80,910      2,952
                                                  --------
Total Glass & glass product
    manufacturing                                    2,952
                                                  --------

--------------------------------------------------------------------------------
HEALTH & PERSONAL CARE STORES--0.7%
--------------------------------------------------------------------------------
Omnicare                                189,150      4,129
                                                  --------
Total Health & personal care stores                  4,129
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
HOME FURNISHINGS STORES--1.7%
--------------------------------------------------------------------------------
Bed Bath & Beyond*                      393,620    $10,022
                                                  --------
Total Home furnishings stores                       10,022
                                                  --------

--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY MANUFACTURING--1.1%
--------------------------------------------------------------------------------
Kla-Tencor*                              94,270      2,977
Novellus Systems*                       114,620      3,274
                                                  --------
Total Industrial machinery
    manufacturing                                    6,251
                                                  --------

--------------------------------------------------------------------------------
INFORMATION SERVICES--0.8%
--------------------------------------------------------------------------------
Earthlink*                              319,900      4,872
                                                  --------
Total Information services                           4,872


--------------------------------------------------------------------------------
INSURANCE CARRIERS--0.5%
--------------------------------------------------------------------------------
Nationwide Financial Services            87,390      3,249
                                                  --------
Total Insurance carriers                             3,249
                                                  --------

--------------------------------------------------------------------------------
LIMITED-SERVICE EATING PLACES--1.1%
--------------------------------------------------------------------------------
Starbucks*                              419,160      6,262
                                                  --------
Total Limited-service eating places                  6,262
                                                  --------

--------------------------------------------------------------------------------
MANAGEMENT, SCIENTIFIC & TECHNICAL
    CONSULTING SERVICES--2.0%
--------------------------------------------------------------------------------
Corporate Executive Board*              102,060      2,662
Expeditors International
    Washington                           62,540      2,961
TMP Worldwide*                          219,340      6,227
                                                  --------
Total Management, scientific &
    technical consulting services                   11,850
                                                  --------

--------------------------------------------------------------------------------
MEDICAL & DIAGNOSTIC LABORATORIES--2.9%
--------------------------------------------------------------------------------
Laboratory Corporation of
    America Holdings*                   150,590     12,175
Quest Diagnostics*                       86,260      5,322
                                                  --------
Total Medical & diagnostic laboratories             17,497
                                                  --------

50  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER MIDCAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--5.1%
--------------------------------------------------------------------------------
Biomet                                  196,275    $ 5,741
St. Jude Medical*                       141,540      9,688
Varian Medical Systems*                 131,710      8,449
Zimmer Holdings*                        234,642      6,511
                                                  --------
Total Medical equipment & supplies
    manufacturing                                   30,389
                                                  --------

--------------------------------------------------------------------------------
MOTION PICTURE & VIDEO INDUSTRIES--0.7%
--------------------------------------------------------------------------------
Macrovision*                            155,170      4,408
                                                  --------
Total Motion picture & video industries              4,408
                                                  --------

--------------------------------------------------------------------------------
NATURAL GAS DISTRIBUTION--0.7%
--------------------------------------------------------------------------------
Kinder Morgan                            81,880      4,029
                                                  --------
Total Natural gas distribution                       4,029
                                                  --------

--------------------------------------------------------------------------------
NAVIGATIONAL/MEASURING/ELECTROMEDICAL/
    CONTROL INSTRUMENTS MANUFACTURING--3.5%
--------------------------------------------------------------------------------
Dentsply International                  125,590      5,770
L-3 Communications Holdings*             79,520      6,954
Millipore                               104,030      5,507
Waters*                                  72,840      2,606
                                                  --------
Total Navigational/measuring/
    electromedical/control
    instruments manufacturing                       20,837
                                                  --------

--------------------------------------------------------------------------------
NONDEPOSITORY CREDIT INTERMEDIATION--2.0%
--------------------------------------------------------------------------------
USA Education                           145,200     12,039
                                                  --------
Total Nondepository credit
    intermediation                                  12,039
                                                  --------

--------------------------------------------------------------------------------
OIL & GAS EXTRACTION--2.6%
--------------------------------------------------------------------------------
Burlington Resources                    107,760      3,686
EOG Resources                           152,280      4,405
Murphy Oil                               98,480      7,126
                                                  --------
Total Oil & gas extraction                          15,217
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
OTHER ELECTRICAL EQUIPMENT &
    COMPONENT MANUFACTURING--1.2%
--------------------------------------------------------------------------------
Harmonic*                               903,630   $  7,319
                                                  --------
Total Other electrical equipment &
    component manufacturing                          7,319
                                                  --------

--------------------------------------------------------------------------------
OTHER FINANCIAL INVESTMENT ACTIVITIES--0.8%
--------------------------------------------------------------------------------
Neuberger Berman                        140,160      4,889
                                                  --------
Total Other financial investment activities          4,889
                                                  --------

--------------------------------------------------------------------------------
OTHER GENERAL MERCHANDISE STORES--0.8%
--------------------------------------------------------------------------------
BJ's Wholesale Club*                     93,830      4,467
                                                  --------
Total Other general merchandise stores               4,467


--------------------------------------------------------------------------------
OTHER GENERAL PURPOSE MACHINERY
    MANUFACTURING--1.2%
--------------------------------------------------------------------------------
SPX*                                     83,180      6,896
                                                  --------
Total Other general purpose
    machinery manufacturing                          6,896
                                                  --------

--------------------------------------------------------------------------------
OTHER LEATHER & ALLIED PRODUCT
    MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Coach*                                  186,380      4,941
                                                  --------
Total Other leather & allied product
    manufacturing                                    4,941
                                                  --------

--------------------------------------------------------------------------------
OTHER MISCELLANEOUS MANUFACTURING--0.5%
--------------------------------------------------------------------------------
Mattel                                  198,380      3,107
                                                  --------
Total Other miscellaneous
    manufacturing                                    3,107
                                                  --------

--------------------------------------------------------------------------------
OTHER NONMETALLIC MINERAL
    PRODUCT MANUFACTURING--0.7%
--------------------------------------------------------------------------------
Cabot Microelectronics*                  82,310      3,976
                                                  --------
Total Other nonmetallic mineral
    product manufacturing                            3,976
                                                  --------

--------------------------------------------------------------------------------
OUTPATIENT CARE CENTERS--1.3%
--------------------------------------------------------------------------------
Healthsouth*                            486,100      7,904
                                                  --------
Total Outpatient care centers                        7,904
                                                  --------

                                              TURNER FUNDS 2001 ANNUAL REPORT 51

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER MIDCAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
PETROLEUM & COAL PRODUCTS
    MANUFACTURING--1.5%
--------------------------------------------------------------------------------
Unocal                                  161,900   $  5,262
Valero Energy                           109,170      3,832
                                                  --------
Total Petroleum & coal
    products manufacturing                           9,094
                                                  --------

--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--6.6%
--------------------------------------------------------------------------------
Andrx Group*                             97,270      6,315
Genzyme-Genl Division*                  107,310      4,874
King Pharmaceuticals*                   270,463     11,346
Shire Pharmaceuticals ADR*               92,980      3,747
Sigma-Aldrich                            67,100      3,033
Watson Pharmaceuticals*                 184,340     10,085
                                                  --------
Total Pharmaceutical & medicine
    manufacturing                                   39,400
                                                  --------

--------------------------------------------------------------------------------
PIPELINE TRANSPORTATION OF NATURAL GAS--0.5%
--------------------------------------------------------------------------------
Northern Border Partners                 81,610      3,171
                                                  --------
Total Pipeline transportation
    of natural gas                                   3,171
                                                  --------

--------------------------------------------------------------------------------
PROFESSIONAL & COMMERCIAL EQUIPMENT &
    SUPPLY WHOLESALE--1.8%
--------------------------------------------------------------------------------
Cytyc*                                  243,380      6,525
Tech Data*                              107,810      4,086
                                                  --------
Total Professional & commercial
    equipment & supply wholesale                    10,611
                                                  --------

--------------------------------------------------------------------------------
RADIO & TELEVISION BROADCASTING--0.4%
--------------------------------------------------------------------------------
Westwood One*                           113,010      2,515
                                                  --------
Total Radio & television broadcasting                2,515
                                                  --------

--------------------------------------------------------------------------------
SCIENTIFIC R&D SERVICES--2.5%
--------------------------------------------------------------------------------
Cephalon*                               117,210      5,846
Idec Pharmaceuticals*                   187,920      9,315
                                                  --------
Total Scientific r&d services                       15,161
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
SECURITY & COMMODITY CONTRACTS
    INTERMEDIATION & BROKERAGE--1.7%
--------------------------------------------------------------------------------
Bear Stearns                            106,890   $  5,346
Instinet Group*                         471,990      4,621
                                                  --------
Total Security & commodity contracts
    intermediation & brokerage                       9,967
                                                  --------

--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--9.8%
--------------------------------------------------------------------------------
Alpha Industries*                       138,630      2,685
Altera*                                 305,430      5,003
Broadcom, Cl A*                         362,440      7,358
Celestica*                              241,720      6,599
Flextronics International Ltd.*         285,310      4,719
Intersil, Cl A*                         375,360     10,480
Microsemi*                              161,430      4,205
Nvidia*                                 289,490      7,952
QLogic*                                 114,720      2,180
RF Micro Devices*                       439,790      7,301
                                                  --------
Total Semiconductor & other electronic
    component manufacturing                         58,482
                                                  --------

--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--6.6%
--------------------------------------------------------------------------------
Electronic Arts*                        209,530      9,569
Network Associates*                     303,160      3,908
Openwave Systems*                       149,100      1,901
SmartForce ADR*                         278,430      4,555
THQ*                                     77,280      3,335
VeriSign*                               377,070     15,799
                                                  --------
Total Software publishers                           39,067
                                                  --------

--------------------------------------------------------------------------------
SUGAR & CONFECTIONERY PRODUCT
    MANUFACTURING--0.7%
--------------------------------------------------------------------------------
Hershey Foods                            67,180      4,392
                                                  --------
Total Sugar & confectionery
    product manufacturing                            4,392
                                                  --------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $632,505)                                589,400
================================================================================

52  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER MIDCAP GROWTH FUND

                                                     Value
                                                     (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--98.9%
    (COST $632,505)                               $589,400
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--1.1%              6,368
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization--no par value)
    based on 34,230,243 outstanding shares
    of beneficial interest                       1,219,537
Portfolio capital of Class II Shares
    (unlimited authorization--no par value)
    based on 408 outstanding shares
    of beneficial interest                               7
Accumulated net realized loss
    on investments                                (580,671)
Net unrealized depreciation
    on investments                                 (43,105)

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                             $595,768
================================================================================

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE--CLASS I SHARES                  $17.40
================================================================================

NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE--CLASS II SHARES                 $17.41
================================================================================

* Non-income producing security
(A) Tri-party repurchase agreement
ADR - American depositary receipt
Cl - Class
Ltd. - Limited
The accompanying notes are an integral part of the financial statements.

                                              TURNER FUNDS 2001 ANNUAL REPORT 53

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SMALL CAP GROWTH FUND
September 30, 2001

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--99.9%
--------------------------------------------------------------------------------
ADMINISTRATION OF ENVIRONMENTAL
    QUALITY PROGRAMS--0.8%
--------------------------------------------------------------------------------
Waste Connections*                       71,700   $  1,936
                                                  --------
Total Administration of environmental
    quality programs                                 1,936
                                                  --------

--------------------------------------------------------------------------------
ADMINISTRATION OF HUMAN RESOURCE
    PROGRAMS--2.2%
--------------------------------------------------------------------------------
Ameripath*                              113,830      2,989
First Health Group*                      82,250      2,417
                                                  --------
Total Administration of human
    resource programs                                5,406
                                                  --------

--------------------------------------------------------------------------------
ADVERTISING & RELATED SERVICES--0.4%
--------------------------------------------------------------------------------
Getty Images*                            91,520      1,009
                                                  --------
Total Advertising & related services                 1,009
                                                  --------

--------------------------------------------------------------------------------
AGRICULTURE, CONSTRUCTION & MINING
    MACHINERY MANUFACTURING--0.9%
--------------------------------------------------------------------------------
FMC Technologies*                        78,540        907
Hydril*                                  89,040      1,240
                                                  --------
Total Agriculture, construction &
    mining machinery manufacturing                   2,147
                                                  --------

--------------------------------------------------------------------------------
ARCHITECTURAL, ENGINEERING &
    RELATED SERVICES--1.6%
--------------------------------------------------------------------------------
Plexus*                                  91,260      2,152
Tetra Tech*                              81,600      1,803
                                                  --------
Total Architectural, engineering &
    related services                                 3,955
                                                  --------

--------------------------------------------------------------------------------
AUTOMOBILE DEALERS--0.6%
--------------------------------------------------------------------------------
Copart*                                  55,020      1,541
                                                  --------
Total Automobile dealers                             1,541
                                                  --------

--------------------------------------------------------------------------------
BASIC CHEMICAL MANUFACTURING--1.4%
--------------------------------------------------------------------------------
Church & Dwight                          61,210      1,582
OM Group                                 33,350      1,834
                                                  --------
Total Basic chemical manufacturing                   3,416
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
BOOK, PERIODICAL & MUSIC STORES--0.6%
--------------------------------------------------------------------------------
Borders Group*                           78,020   $  1,494
                                                  --------
Total Book, periodical & music stores                1,494
                                                  --------

--------------------------------------------------------------------------------
CHEMICAL MANUFACTURING--0.4%
--------------------------------------------------------------------------------
Millennium Chemicals                     85,860        901
                                                  --------
Total Chemical manufacturing                           901
                                                  --------

--------------------------------------------------------------------------------
CLAY PRODUCT & REFRACTORY
    MANUFACTURING--0.5%
--------------------------------------------------------------------------------
Dal-Tile International*                  84,230      1,296
                                                  --------
Total Clay product & refractory
    manufacturing                                    1,296
                                                  --------

--------------------------------------------------------------------------------
CLOTHING STORES--2.0%
--------------------------------------------------------------------------------
Charlotte Russe Holding*                106,510      1,384
HOT Topic*                               78,940      1,981
Pacific Sunwear of California*          105,110      1,445
                                                  --------
Total Clothing stores                                4,810
                                                  --------

--------------------------------------------------------------------------------
COLLEGES, UNIVERSITIES &
    PROFESSIONAL SCHOOLS--0.9%
--------------------------------------------------------------------------------
Education Management*                    72,840      2,211
                                                  --------
Total Colleges, universities &
    professional schools                             2,211
                                                  --------

--------------------------------------------------------------------------------
COMMERCIAL/INDUSTRIAL EQUIPMENT
    RENTAL & LEASING--1.5%
--------------------------------------------------------------------------------
Tollgrade Communications*                92,640      1,779
Utstarcom*                              114,310      1,858
                                                  --------
Total Commercial/industrial equipment
    rental & leasing                                 3,637
                                                  --------

--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--1.1%
--------------------------------------------------------------------------------
Powerwave Technologies*                  84,090      1,002
SonicWall*                              136,220      1,618
                                                  --------
Total Communications equipment
    manufacturing                                    2,620
                                                  --------

54  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SMALL CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Concurrent Computer*                    214,670   $  1,949
                                                  --------
Total Computer & peripheral equipment
    manufacturing                                    1,949
                                                  --------

--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--2.1%
--------------------------------------------------------------------------------
Manhattan Associates*                    84,210      1,428
Mercury Computer Systems*                52,980      1,989
Netegrity*                              120,270      1,031
Optimal Robotics, Cl A*                  28,190        691
                                                  --------
Total Computer systems design &
    related services                                 5,139
                                                  --------

--------------------------------------------------------------------------------
DAIRY PRODUCT MANUFACTURING--1.2%
--------------------------------------------------------------------------------
Suiza Foods*                             44,320      2,798
                                                  --------
Total Dairy product manufacturing                    2,798
                                                  --------

--------------------------------------------------------------------------------
DATA PROCESSING SERVICES--1.1%
--------------------------------------------------------------------------------
Intercept Group*                         48,130      1,610
Stellent*                                73,590      1,060
                                                  --------
Total Data processing services                       2,670
                                                  --------

--------------------------------------------------------------------------------
DEPOSITORY CREDIT INTERMEDIATION--3.4%
--------------------------------------------------------------------------------
IndyMac Bancorp*                         99,500      2,697
Investors Financial Services             25,850      1,490
Roslyn Bancorp                          115,625      2,140
Webster Financial                        60,080      1,980
                                                  --------
Total Depository credit intermediation               8,307
                                                  --------

--------------------------------------------------------------------------------
DRUGS & DRUGGISTS' SUNDRIES WHOLESALE--4.0%
--------------------------------------------------------------------------------
Henry Schein*                            89,430      3,452
Medicis Pharmaceutical, Cl A*            81,360      4,066
Priority Healthcare, Cl B*               84,350      2,024
                                                  --------
Total Drugs & druggists' sundries wholesale          9,542
                                                  --------

--------------------------------------------------------------------------------
ELECTRONIC SHOPPING & MAIL-ORDER HOUSES--0.7%
--------------------------------------------------------------------------------
GoTo.com*                               134,770      1,691
                                                  --------
Total Electronic shopping &
    mail-order houses                                1,691
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
ELECTRONICS & APPLIANCE STORES--1.1%
--------------------------------------------------------------------------------
Tweeter Home Entertainment
    Group*                              112,610   $  1,536
Ultimate Electronics*                    70,970      1,231
                                                  --------
Total Electronics & appliance stores                 2,767
                                                  --------

--------------------------------------------------------------------------------
EMPLOYMENT SERVICES--0.5%
--------------------------------------------------------------------------------
Administaff*                             47,100      1,225
                                                  --------
Total Employment services                            1,225
                                                  --------

--------------------------------------------------------------------------------
ENGINE, TURBINE & POWER TRANSMISSION
    EQUIPMENT MANUFACTURING--0.4%
--------------------------------------------------------------------------------
Capstone Turbine*                       153,600        928
                                                  --------
Total Engine, turbine & power transmission
    equipment manufacturing                            928
                                                  --------

--------------------------------------------------------------------------------
FULL-SERVICE RESTAURANTS--0.5%
--------------------------------------------------------------------------------
PF Chang's China Bistro*                 34,220      1,229
                                                  --------
Total Full-service restaurants                       1,229
                                                  --------

--------------------------------------------------------------------------------
GAMBLING INDUSTRIES--0.5%
--------------------------------------------------------------------------------
Anchor Gaming*                           27,150      1,127
                                                  --------
Total Gambling industries                            1,127
                                                  --------

--------------------------------------------------------------------------------
GENERAL FREIGHT TRUCKING--1.0%
--------------------------------------------------------------------------------
Knight Transportation*                   24,550        470
Swift Transportation*                   113,360      2,006
                                                  --------
Total General freight trucking                       2,476
                                                  --------

--------------------------------------------------------------------------------
GENERAL MEDICAL & SURGICAL HOSPITALS--3.7%
--------------------------------------------------------------------------------
LifePoint Hospitals*                     94,160      4,143
Province Healthcare*                     69,400      2,550
Triad Hospitals*                         62,590      2,216
                                                  --------
Total General medical & surgical hospitals           8,909
                                                  --------

--------------------------------------------------------------------------------
HEALTH & PERSONAL CARE STORES--0.5%
--------------------------------------------------------------------------------
Duane Reade*                             41,440      1,243
                                                  --------
Total Health & personal care stores                  1,243
                                                  --------

                                              TURNER FUNDS 2001 ANNUAL REPORT 55

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SMALL CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY MANUFACTURING--3.3%
--------------------------------------------------------------------------------
Asyst Technologies*                     101,440   $    918
Axcelis Technologies*                   245,590      2,321
Brooks Automation*                       40,950      1,089
Chippac*                                 25,310         58
Entegris*                               264,960      2,093
Rudolph Technologies*                    59,250      1,461
                                                  --------
Total Industrial machinery manufacturing             7,940
                                                  --------

--------------------------------------------------------------------------------
INFORMATION SERVICES--2.2%
--------------------------------------------------------------------------------
Centra Software*                        127,340      1,090
Docent*                                  86,750        180
S1* 104,990                                 888
SkillSoft*                               48,630        777
Webex Communications*                   106,910      2,271
                                                  --------
Total Information services                           5,206
                                                  --------

--------------------------------------------------------------------------------
INSURANCE CARRIERS--0.7%
--------------------------------------------------------------------------------
HCC Insurance Holdings                   68,290      1,796
                                                  --------
Total Insurance carriers                             1,796
                                                  --------

--------------------------------------------------------------------------------
LESSORS OF OTHER NONFINANCIAL
    INTANGIBLE ASSET--0.5%
--------------------------------------------------------------------------------
4 Kids Entertainment*                    61,130      1,217
                                                  --------
Total Lessors of other nonfinancial
    intangible asset                                 1,217
                                                  --------

--------------------------------------------------------------------------------
MANAGEMENT, SCIENTIFIC & TECHNICAL
    CONSULTING SERVICES--2.8%
--------------------------------------------------------------------------------
Corporate Executive Board*               66,310      1,729
Diamondcluster
    International, Cl A*                153,850      1,515
Exult*                                  182,590      2,135
Resources Connection*                    70,940      1,290
                                                  --------
Total Management, scientific &
    technical consulting services                    6,669
                                                  --------

--------------------------------------------------------------------------------
MEDICAL & DIAGNOSTIC LABORATORIES--2.0%
--------------------------------------------------------------------------------
Alliance Imaging*                       163,630      2,274
Unilab*                                  93,890      2,604
                                                  --------
Total Medical & diagnostic laboratories              4,878
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--2.0%
--------------------------------------------------------------------------------
Cooper                                   24,410   $  1,145
Respironics*                             45,420      1,615
Steris*                                 111,420      2,191
                                                  --------
Total Medical equipment & supplies
    manufacturing                                    4,951
                                                  --------

--------------------------------------------------------------------------------
MINING SUPPORT ACTIVITIES--1.6%
--------------------------------------------------------------------------------
CAL Dive International*                 114,180      1,902
Key Energy Services*                    313,570      1,994
                                                  --------
Total Mining support activities                      3,896
                                                  --------

--------------------------------------------------------------------------------
NAVIGATIONAL/MEASURING/ELECTROMEDICAL/
    CONTROL INSTRUMENTS MANUFACTURING--3.8%
--------------------------------------------------------------------------------
Advanced Energy Industries*              58,230        968
Cymer*                                   53,930        903
FEI*                                     59,510      1,294
Fisher Scientific International*        130,530      3,315
Photon Dynamics*                         63,460      1,469
Varian*                                  48,960      1,248
                                                  --------
Total Navigational/measuring/
    electromedical/control
    instruments manufacturing                        9,197
                                                  --------

--------------------------------------------------------------------------------
NURSING CARE FACILITIES--0.6%
--------------------------------------------------------------------------------
RehabCare Group*                         35,350      1,538
                                                  --------
Total Nursing care facilities                        1,538
                                                  --------

--------------------------------------------------------------------------------
OFFICES OF PHYSICIANS--0.8%
--------------------------------------------------------------------------------
Edwards Lifesciences*                    83,250      1,865
                                                  --------
Total Offices of physicians                          1,865
                                                  --------

--------------------------------------------------------------------------------
OIL & GAS EXTRACTION--2.1%
--------------------------------------------------------------------------------
Chesapeake Energy*                      313,250      1,770
Plains Resources*                        62,260      1,619
Spinnaker Exploration*                   45,460      1,608
                                                  --------
Total Oil & gas extraction                           4,997
                                                  --------

56  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SMALL CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
OTHER ELECTRICAL EQUIPMENT &
    COMPONENT MANUFACTURING--2.1%
--------------------------------------------------------------------------------
Andrew*                                  88,210   $  1,604
Catalytica Energy Systems*              182,690      1,399
Harmonic*                               256,440      2,077
                                                  --------
Total Other electrical equipment &
    component manufacturing                          5,080
                                                  --------

--------------------------------------------------------------------------------
OTHER FABRICATED METAL PRODUCT
    MANUFACTURING--0.9%
--------------------------------------------------------------------------------
Shaw Group*                              73,890      2,082
                                                  --------
Total Other fabricated metal product
    manufacturing                                    2,082
                                                  --------

--------------------------------------------------------------------------------
OTHER FINANCIAL INVESTMENT ACTIVITIES--2.5%
--------------------------------------------------------------------------------
Affiliated Managers Group*               63,590      3,613
Raymond James Financial                  87,290      2,370
                                                  --------
Total Other financial investment activities          5,983
                                                  --------

--------------------------------------------------------------------------------
OTHER INVESTMENT POOLS & FUNDS--2.1%
--------------------------------------------------------------------------------
American Capital Strategies Ltd.         62,790      1,720
Cousins Properties                       75,300      1,864
Reckson Associates Realty                58,830      1,421
                                                  --------
Total Other investment pools & funds                 5,005
                                                  --------

--------------------------------------------------------------------------------
OTHER LEATHER & ALLIED PRODUCT
    MANUFACTURING--0.6%
--------------------------------------------------------------------------------
Coach*                                   55,250      1,465
                                                  --------
Total Other leather & allied
    product manufacturing                            1,465
                                                  --------

--------------------------------------------------------------------------------
OTHER MISCELLANEOUS MANUFACTURING--1.2%
--------------------------------------------------------------------------------
Action Performance*                      91,550      1,667
Shuffle Master*                         103,610      1,307
                                                  --------
Total Other miscellaneous manufacturing              2,974
                                                  --------

--------------------------------------------------------------------------------
OTHER NONMETALLIC MINERAL
    PRODUCT MANUFACTURING--0.6%
--------------------------------------------------------------------------------
Cabot Microelectronics*                  30,770      1,487
                                                  --------
Total Other nonmetallic mineral
    product manufacturing                            1,487
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
OTHER TRANSPORTATION EQUIPMENT
    MANUFACTURING--0.5%
--------------------------------------------------------------------------------
Polaris Industries                       32,530   $  1,249
                                                  --------
Total Other transportation
    equipment manufacturing                          1,249
                                                  --------

--------------------------------------------------------------------------------
PAINT, COATING & ADHESIVE MANUFACTURING--0.6%
--------------------------------------------------------------------------------
Valspar                                  40,980      1,370
                                                  --------
Total Paint, coating & adhesive
    manufacturing                                    1,370
                                                  --------

--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--6.7%
--------------------------------------------------------------------------------
Alkermes*                                86,460      1,693
Aviron*                                  63,740      1,587
Cell Therapeutics*                       97,040      2,334
Cima Labs*                               21,910      1,331
NPS Pharmaceuticals*                     62,580      1,953
Pharmaceutical Resources*                93,240      3,333
Scios*                                   88,300      1,476
Taro Pharmaceuticals Industries*         69,260      2,435
                                                  --------
Total Pharmaceutical &
    medicine manufacturing                          16,142
                                                  --------

--------------------------------------------------------------------------------
PIPELINE TRANSPORTATION OF NATURAL GAS--0.5%
--------------------------------------------------------------------------------
Western Gas Resources                    46,820      1,219
                                                  --------
Total Pipeline transportation of natural gas         1,219
                                                  --------

--------------------------------------------------------------------------------
PROFESSIONAL & COMMERCIAL EQUIPMENT &
    SUPPLY WHOLESALE--1.8%
--------------------------------------------------------------------------------
Atrix Labs*                              79,680      1,872
Tech Data*                               64,410      2,441
                                                  --------
Total Professional & commercial
    equipment & supply wholesale                     4,313
                                                  --------

--------------------------------------------------------------------------------
RADIO & TELEVISION BROADCASTING--0.6%
--------------------------------------------------------------------------------
Radio One, Cl D*                        134,430      1,551
                                                  --------
Total Radio & television broadcasting                1,551
                                                  --------

                                              TURNER FUNDS 2001 ANNUAL REPORT 57

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SMALL CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
SCHEDULED AIR TRANSPORTATION--0.4%
--------------------------------------------------------------------------------
Atlantic Coast Airlines Holdings*        68,840   $    916
                                                  --------
Total Scheduled air transportation                     916
                                                  --------

--------------------------------------------------------------------------------
SCIENTIFIC R&D SERVICES--3.4%
--------------------------------------------------------------------------------
Charles River Laboratories
    International*                       80,860      2,860
CV Therapeutics*                         34,990      1,360
Integra LifeSciences Holdings*           87,260      2,410
Techne*                                  56,250      1,655
                                                  --------
Total Scientific r&d services                        8,285
                                                  --------

--------------------------------------------------------------------------------
SECURITY & COMMODITY CONTRACTS
    INTERMEDIATION & BROKERAGE--1.6%
--------------------------------------------------------------------------------
Investment Technology Group*             69,260      3,843
                                                  --------
Total Security & commodity contracts
    intermediation & brokerage                       3,843
                                                  --------

--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--9.2%
--------------------------------------------------------------------------------
Alpha Industries*                        86,550      1,676
American Superconductor*                 27,680        259
Amphenol, Cl A*                          50,190      1,744
ATI Technologies*                       201,740      1,582
ATMI*                                    62,820        971
Elantec Semiconductor*                   41,370        949
Exar*                                    83,530      1,445
Genesis Microchip*                       80,960      2,278
Globespan*                              102,590        927
Lattice Semiconductor*                   68,840      1,081
Microsemi*                               88,660      2,310
Microtune*                               94,510      1,077
O2Micro International Ltd.*             110,700      1,456
Power Integrations*                      99,040      1,805
Power-One*                              137,330        845
Semtech*                                 63,670      1,807
                                                  --------
Total Semiconductor & other electronic
    component manufacturing                         22,212
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
SHOE STORES--0.6%
--------------------------------------------------------------------------------
Genesco*                                 89,170   $  1,449
                                                  --------
Total Shoe stores                                    1,449
                                                  --------

--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--2.3%
--------------------------------------------------------------------------------
NETIQ*                                   49,560      1,129
SmartForce ADR*                         141,880      2,321
THQ*                                     46,340      2,000
                                                  --------
Total Software publishers                            5,450
                                                  --------

--------------------------------------------------------------------------------
SPORTING GOODS, HOBBY & MUSICAL
    INSTRUMENT STORES--0.5%
--------------------------------------------------------------------------------
Electronics Boutique Holdings*           46,770      1,260
                                                  --------
Total Sporting goods, hobby &
    musical instrument stores                        1,260
                                                  --------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS--2.4%
--------------------------------------------------------------------------------
Alamosa Holdings*                       144,430      2,000
Anaren Microwave*                        38,800        634
Intrado*                                 62,420      1,602
Leap Wireless International*             95,140      1,494
                                                  --------
Total Telecommunications                             5,730
                                                  --------

--------------------------------------------------------------------------------
WASTE TREATMENT & DISPOSAL--0.0%
--------------------------------------------------------------------------------
Stericycle*                               1,840         77
                                                  --------
Total Waste treatment & disposal                        77
                                                  --------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $281,168)                                241,671
--------------------------------------------------------------------------------

58  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SMALL CAP GROWTH FUND

                                                     Value
                                                     (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--99.9%
    (COST $281,168)                               $241,671
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--0.1%                205
================================================================================

--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
   (unlimited authorization--no par value)
    based on 15,458,889 outstanding shares
    of beneficial interest                         434,539
Accumulated net investment loss                         (4)
Accumulated net realized loss
    on investments                                (153,162)
Net unrealized depreciation
    on investments                                 (39,497)
--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                             $241,876
================================================================================

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER
    SHARE--CLASS I SHARES                               $15.65
================================================================================

* Non-income producing security
(A) Tri-party repurchase agreement
ADR - American depositary receipt
Cl - Class
Ltd. - Limited
The accompanying notes are an integral part of the financial statements.

                                              TURNER FUNDS 2001 ANNUAL REPORT 59

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER MICRO CAP GROWTH FUND
September 30, 2001

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--85.8%
--------------------------------------------------------------------------------
AGRICULTURE, CONSTRUCTION & MINING
    MACHINERY MANUFACTURING--0.6%
--------------------------------------------------------------------------------
Universal Compression Holdings*          45,190   $  1,017
                                                  --------
Total Agriculture, construction & mining
    machinery manufacturing                          1,017
                                                  --------

--------------------------------------------------------------------------------
ALUMINA & ALUMINUM PRODUCTION &
    PROCESSING--0.7%
--------------------------------------------------------------------------------
Century Aluminum                        132,280      1,060
                                                  --------
Total Alumina & aluminum
    production & processing                          1,060
                                                  --------

--------------------------------------------------------------------------------
AMBULATORY HEALTHCARE SERVICES--1.2%
--------------------------------------------------------------------------------
Amsurg*                                  67,500      1,860
                                                  --------
Total Ambulatory healthcare services                 1,860
                                                  --------

--------------------------------------------------------------------------------
ARCHITECTURAL, ENGINEERING &
    RELATED SERVICES--0.7%
--------------------------------------------------------------------------------
URS*                                     46,840      1,077
                                                  --------
Total Architectural, engineering &
    related services                                 1,077
                                                  --------

--------------------------------------------------------------------------------
BASIC CHEMICAL MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Tetra Technologies*                      75,060      1,308
                                                  --------
Total Basic chemical manufacturing                   1,308
                                                  --------

--------------------------------------------------------------------------------
BOILER, TANK & SHIPPING CONTAINER
    MANUFACTURING--1.8%
--------------------------------------------------------------------------------
Mobile Mini*                            111,020      2,882
                                                  --------
Total Boiler, tank & shipping container
    manufacturing                                    2,882
                                                  --------

--------------------------------------------------------------------------------
CLOTHING STORES--2.6%
--------------------------------------------------------------------------------
Chico's FAS*                             52,195      1,229
HOT Topic*                               47,670      1,197
Wet Seal, Cl A*                          93,775      1,726
                                                  --------
Total Clothing stores                                4,152
                                                  --------


                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--0.1%
--------------------------------------------------------------------------------
Talx*                                     5,552   $    118
                                                  --------
Total Communications equipment
    manufacturing                                      118
                                                  --------

--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--1.9%
--------------------------------------------------------------------------------
Read-Rite*                              348,000      1,027
Visionics*                              172,500      2,049
                                                  --------
Total Computer & peripheral equipment
    manufacturing                                    3,076
                                                  --------

--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--2.7%
--------------------------------------------------------------------------------
CACI International, Cl A*                14,110        771
Caminus*                                 43,450        638
JDA Software Group*                      51,200        673
Optimal Robotics, Cl A*                  69,800      1,710
Seachange International*                 28,240        493
                                                  --------
Total Computer systems design &
    related services                                 4,285
                                                  --------

--------------------------------------------------------------------------------
CONSUMER GOODS RENTAL--1.4%
--------------------------------------------------------------------------------
Movie Gallery*                          108,420      2,248
                                                  --------
Total Consumer goods rental                          2,248
                                                  --------

--------------------------------------------------------------------------------
DAIRY PRODUCT MANUFACTURING--0.1%
--------------------------------------------------------------------------------
Galaxy Nutritional Foods*                21,890        131
                                                  --------
Total Dairy product manufacturing                      131
                                                  --------

--------------------------------------------------------------------------------
DEPOSITORY CREDIT INTERMEDIATION--8.0%
--------------------------------------------------------------------------------
BankAtlantic Bancorp, Cl A              141,630      1,430
Bankunited Financial, Cl A*             108,160      1,587
Boston Private Financial Holdings        80,830      1,577
Dime Community Bancshares                27,960        708
Firstfed Financial*                      37,920        986
Independent Bank-Mich                    24,150        630
PFF Bancorp                              60,940      1,676
R&G Financial, Cl B                      82,070      1,412
Seacoast Financial Services              84,570      1,258
Sterling Bancshares                     121,815      1,610
                                                  --------
Total Depository credit intermediation              12,874
                                                  --------

60   TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER MICRO CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
DRUGS & DRUGGISTS' SUNDRIES WHOLESALE--2.3%
--------------------------------------------------------------------------------
D&K Healthcare Resources                 77,460   $  3,710
                                                  --------
Total Drugs & druggists' sundries wholesale          3,710
                                                  --------

--------------------------------------------------------------------------------
ELECTRONICS & APPLIANCE STORES--0.6%
--------------------------------------------------------------------------------
Ultimate Electronics*                    53,960        936
                                                  --------
Total Electronics & appliance stores                   936
                                                  --------

--------------------------------------------------------------------------------
FOOTWEAR MANUFACTURING--0.4%
--------------------------------------------------------------------------------
K-Swiss, Cl A                            24,750        608
                                                  --------
Total Footwear manufacturing                           608
                                                  --------

--------------------------------------------------------------------------------
FULL-SERVICE RESTAURANTS--1.1%
--------------------------------------------------------------------------------
Famous Dave's of America*               138,130      1,312
Rare Hospitality International*          32,590        506
                                                  --------
Total Full-service restaurants                       1,818
                                                  --------

--------------------------------------------------------------------------------
GAMBLING INDUSTRIES--1.6%
--------------------------------------------------------------------------------
Argosy Gaming*                           97,750      2,561
                                                  --------
Total Gambling industries                            2,561
                                                  --------

--------------------------------------------------------------------------------
GENERAL FREIGHT TRUCKING--0.4%
--------------------------------------------------------------------------------
Forward Air*                             24,920        587
                                                  --------
Total General freight trucking                         587
                                                  --------

--------------------------------------------------------------------------------
GLASS & GLASS PRODUCT MANUFACTURING--1.1%
--------------------------------------------------------------------------------
Applied Films*                          105,430      1,766
                                                  --------
Total Glass & glass product manufacturing            1,766
                                                  --------

--------------------------------------------------------------------------------
GROCERY & RELATED PRODUCT WHOLESALE--3.3%
--------------------------------------------------------------------------------
Green Mountain Coffee*                   49,870      1,150
Nash Finch                               81,540      2,781
United Natural Foods*                    72,770      1,323
                                                  --------
Total Grocery & related product wholesale            5,254
                                                  --------

--------------------------------------------------------------------------------
HOME HEALTH CARE SERVICES--0.7%
--------------------------------------------------------------------------------
Matria Healthcare*                       43,990      1,062
                                                  --------
Total Home health care services                      1,062
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY MANUFACTURING--0.5%
--------------------------------------------------------------------------------
FSI International*                       87,850   $    875
                                                  --------
Total Industrial machinery manufacturing               875
                                                  --------

--------------------------------------------------------------------------------
INFORMATION SERVICES--1.5%
--------------------------------------------------------------------------------
Alloy*                                   69,700        860
Delia's, Cl A*                          153,230        818
Docent*                                   3,350          7
SkillSoft*                               43,060        688
                                                  --------
Total Information services                           2,373
                                                  --------

--------------------------------------------------------------------------------
LIMITED-SERVICE EATING PLACES--0.6%
--------------------------------------------------------------------------------
Buca*                                    91,200      1,023
                                                  --------
Total Limited-service eating places                  1,023
                                                  --------

--------------------------------------------------------------------------------
MANAGEMENT, SCIENTIFIC & TECHNICAL
    CONSULTING SERVICES--2.6%
--------------------------------------------------------------------------------
FTI Consulting*                          96,000      2,822
Right Management Consultants*            41,625      1,292
                                                  --------
Total Management, scientific & technical
    consulting services                              4,114
                                                  --------

--------------------------------------------------------------------------------
MEDICAL & DIAGNOSTIC LABORATORIES--1.8%
--------------------------------------------------------------------------------
Dianon Systems*                          58,970      2,960
                                                  --------
Total Medical & diagnostic laboratories              2,960
                                                  --------

--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--5.9%
--------------------------------------------------------------------------------
Cooper                                   22,690      1,064
Endocare*                                97,470      1,711
Med-Design*                              94,450      1,360
Merit Medical Systems*                  135,000      2,565
Orthofix International*                  46,470      1,324
SRI/Surgical Express*                    49,590      1,475
                                                  --------
Total Medical equipment & supplies
    manufacturing                                    9,499
                                                  --------

--------------------------------------------------------------------------------
MINING SUPPORT ACTIVITIES--2.0%
--------------------------------------------------------------------------------
Key Energy Services*                    185,730      1,181
Oceaneering International*              127,070      2,055
                                                  --------
Total Mining support activities                      3,236
                                                  --------

                                              TURNER FUNDS 2001 ANNUAL REPORT 61

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER MICRO CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MISCELLANEOUS NONDURABLE GOODS
    WHOLESALE--0.8%
--------------------------------------------------------------------------------
Advanced Marketing Services              87,675   $  1,346
                                                  --------
Total Miscellaneous nondurable
    goods wholesale                                  1,346
                                                  --------

--------------------------------------------------------------------------------
MOTOR VEHICLE MANUFACTURING--1.2%
--------------------------------------------------------------------------------
Oshkosh Truck                            51,515      1,866
                                                  --------
Total Motor vehicle manufacturing                    1,866
                                                  --------

--------------------------------------------------------------------------------
MOTOR VEHICLE PARTS MANUFACTURING--1.5%
--------------------------------------------------------------------------------
ESCO Technologies*                       97,000      2,415
                                                  --------
Total Motor vehicle parts manufacturing              2,415
                                                  --------

--------------------------------------------------------------------------------
NAVIGATIONAL/MEASURING/ELECTROMEDICAL/
    CONTROL INSTRUMENTS MANUFACTURING--4.4%
--------------------------------------------------------------------------------
American Medical
    Systems Holdings*                    78,720      1,501
EDO 65,860                                1,894
Harvard Bioscience*                      95,500        955
Orasure Technologies*                    95,080        975
Photon Dynamics*                         73,600      1,704
                                                  --------
Total Navigational/measuring/
    electromedical/control
    instruments manufacturing                        7,029
                                                  --------

--------------------------------------------------------------------------------
OIL & GAS EXTRACTION--2.7%
--------------------------------------------------------------------------------
Evergreen Resources*                     69,580      2,362
Patina Oil & Gas                         85,730      1,972
                                                  --------
Total Oil & gas extraction                           4,334
                                                  --------

--------------------------------------------------------------------------------
OTHER INVESTMENT POOLS & FUNDS--1.2%
--------------------------------------------------------------------------------
American Capital Strategies Ltd.         67,960      1,861
                                                  --------
Total Other investment pools & funds                 1,861
                                                  --------

--------------------------------------------------------------------------------
OTHER MISCELLANEOUS MANUFACTURING--1.7%
--------------------------------------------------------------------------------
Jakks Pacific*                          102,350      1,382
Shuffle Master*                         103,267      1,302
                                                  --------
Total Other miscellaneous
    manufacturing                                    2,684
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
PETROLEUM & COAL PRODUCTS
    MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Headwaters*                             113,270   $  1,246
                                                  --------
Total Petroleum & coal products
    manufacturing                                    1,246
                                                  --------

--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--2.3%
--------------------------------------------------------------------------------
Axcan Pharma*                            80,000        856
Impax Laboratories*                     166,280      2,177
Vidamed*                                161,830        618
                                                  --------
Total Pharmaceutical & medicine
    manufacturing                                    3,651
                                                  --------

--------------------------------------------------------------------------------
PLASTICS PRODUCT MANUFACTURING--1.0%
--------------------------------------------------------------------------------
Ivex Packaging*                          95,980      1,636
                                                  --------
Total Plastics product manufacturing                 1,636
                                                  --------

--------------------------------------------------------------------------------
PROFESSIONAL & COMMERCIAL EQUIPMENT
    & SUPPLY WHOLESALE--1.6%
--------------------------------------------------------------------------------
Bell Microproducts*                     107,500        827
Jaco Electronics*                       126,800        505
Scansource*                              26,930      1,206
                                                  --------
Total Professional & commercial
    equipment & supply wholesale                     2,538
                                                  --------

--------------------------------------------------------------------------------
SCHEDULED AIR TRANSPORTATION--0.8%
--------------------------------------------------------------------------------
Atlantic Coast Airlines Holdings*        30,890        411
Mesa Air Group*                         249,900        815
                                                  --------
Total Scheduled air transportation                   1,226
                                                  --------

--------------------------------------------------------------------------------
SCIENTIFIC R&D SERVICES--1.8%
--------------------------------------------------------------------------------
Icon ADR*                                43,500      1,444
Integra LifeSciences Holdings*           55,190      1,524
                                                  --------
Total Scientific r&d services                        2,968
                                                  --------

--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--2.3%
--------------------------------------------------------------------------------
AstroPower*                              16,220        560
Merix*                                   87,170      1,225
Pericom Semiconductor*                   89,340      1,242
Simplex Solutions*                       47,700        721
                                                  --------
Total Semiconductor & other electronic
    component manufacturing                          3,748
                                                  --------

62   TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER MICRO CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
SOAP, CLEANERS & TOILET PREPARATION
    MANUFACTURING--0.7%
--------------------------------------------------------------------------------
Elizabeth Arden*                         92,430   $  1,180
                                                  --------
Total Soap, cleaners & toilet preparation
    manufacturing                                    1,180
                                                  --------

--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--4.1%
--------------------------------------------------------------------------------
Cryptologic*                            106,030      1,486
EPIQ Systems*                           158,050      4,030
PLATO Learning*                          40,900        987
                                                  --------
Total Software publishers                            6,503
                                                  --------

--------------------------------------------------------------------------------
SPECTATOR SPORTS--1.5%
--------------------------------------------------------------------------------
Penn National Gaming*                   142,000      2,329
                                                  --------
Total Spectator sports                               2,329
                                                  --------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS--2.3%
--------------------------------------------------------------------------------
Intrado*                                104,100      2,671
Metro One Telecommunications*            45,665      1,059
                                                  --------
Total Telecommunications                             3,730
                                                  --------

--------------------------------------------------------------------------------
TRAVEL ARRANGEMENT & RESERVATION SERVICES--0.5%
--------------------------------------------------------------------------------
Navigant International*                  94,840        763
                                                  --------
Total Travel arrangement &
    reservation services                               763
                                                  --------

--------------------------------------------------------------------------------
TRAVELER ACCOMMODATION--0.7%
--------------------------------------------------------------------------------
Hollywood Casino, Cl A*                 165,030      1,114
                                                  --------
Total Traveler accommodation                         1,114
                                                  --------

--------------------------------------------------------------------------------
WASTE TREATMENT & DISPOSAL--2.7%
--------------------------------------------------------------------------------
Stericycle*                             104,950      4,374
                                                  --------
Total Waste treatment & disposal                     4,374
                                                  --------

--------------------------------------------------------------------------------
WATER, SEWAGE & OTHER SYSTEMS--0.2%
--------------------------------------------------------------------------------
Artesian Resources, Cl A                  9,500        249
                                                  --------
Total Water, sewage & other systems                    249
                                                  --------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $129,732)                                137,260
================================================================================

                                    Shares/Face      Value
                                   Amount (000)      (000)
--------------------------------------------------------------------------------
MUTUAL FUND--0.7%
--------------------------------------------------------------------------------
Gladstone Capital                        69,500  $   1,122

--------------------------------------------------------------------------------
TOTAL MUTUAL FUND
    (COST $1,057)                                    1,122
================================================================================

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--13.5%
--------------------------------------------------------------------------------
JP Morgan Chase (A) 3.250%, dated
    09/28/01, matures 10/01/01,
    repurchase pric $14,107,152
    (collateralized by FNMA, total
    market value $14,386,651)           $14,103     14,103
ABN-AMRO (A)
    3.250%, dated 09/28/01,
    matures 10/01/01, repurchase
    price $7,447,463 collateralized
    by Corporate Obligations,
    total market value $7,595,094)        7,445      7,445

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
    (COST $21,548)                                  21,548
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--100.0%
    (COST $152,337)                                159,930
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--0.0%                 80
================================================================================

--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization--no par value)
    based on 4,987,182 outstanding shares
    of beneficial interest                         156,805
Accumulated net realized loss
    on investments                                  (4,388)
Net unrealized appreciation
    on investments                                   7,593

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                            $160,010
================================================================================

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER
    SHARE--CLASS I SHARES                           $32.08
================================================================================

* Non-income producing security
(A) Tri-party repurchase agreement
ADR - American depositary receipt
Cl - Class FNMA - Federal National Mortgage
Association Ltd. - Limited
The accompanying notes are an integral part of the financial statements.

                                              TURNER FUNDS 2001 ANNUAL REPORT 63

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER LARGE CAP VALUE FUND
September 30, 2001

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--98.2%
--------------------------------------------------------------------------------
ADMINISTRATION OF ENVIRONMENTAL
    QUALITY PROGRAMS--1.5%
--------------------------------------------------------------------------------
Waste Management                          2,950   $     79
                                                  --------
Total Administration of environmental
    quality programs                                    79
                                                  --------

--------------------------------------------------------------------------------
AEROSPACE PRODUCT & PARTS
    MANUFACTURING--1.0%
--------------------------------------------------------------------------------
Northrop Grumman                            500         51
                                                  --------
Total Aerospace product & parts
    manufacturing                                       51
                                                  --------

--------------------------------------------------------------------------------
BASIC CHEMICAL MANUFACTURING--1.0%
--------------------------------------------------------------------------------
EI du Pont de Nemours                     1,300         49
                                                  --------
Total Basic chemical manufacturing                      49
                                                  --------

--------------------------------------------------------------------------------
COMMERCIAL & SERVICE INDUSTRY
    MACHINERY MANUFACTURING--1.1%
--------------------------------------------------------------------------------
Bausch & Lomb                             1,950         55
                                                  --------
Total Commercial & service industry
    machinery manufacturing                             55
                                                  --------

--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--1.6%
--------------------------------------------------------------------------------
Lucent Technologies                       2,900         17
Motorola                                  4,150         65
                                                  --------
Total Communications equipment
    manufacturing                                       82
                                                  --------

--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--3.2%
--------------------------------------------------------------------------------
Dell Computer*                            3,300         61
Hewlett-Packard                           1,800         29
International Business Machines             225         21
Lexmark International*                    1,200         54
                                                  --------
Total Computer & peripheral
    equipment manufacturing                            165
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--1.0%
--------------------------------------------------------------------------------
Electronic Data Systems                     850   $     49
                                                  --------
Total Computer systems design &
    related services                                    49
                                                  --------

--------------------------------------------------------------------------------
COURIERS--1.5%
--------------------------------------------------------------------------------
United Parcel Service, Cl B               1,525         79
                                                  --------
Total Couriers                                          79
                                                  --------

--------------------------------------------------------------------------------
CUTLERY & HANDTOOL MANUFACTURING--1.5%
--------------------------------------------------------------------------------
Gillette                                  2,600         77
                                                  --------
Total Cutlery & handtool manufacturing                  77
                                                  --------

--------------------------------------------------------------------------------
DEPOSITORY CREDIT INTERMEDIATION--20.1%
--------------------------------------------------------------------------------
Bancorpsouth                              3,750         58
Bank One                                  2,350         74
Charter One Financial                     4,305        121
Citigroup                                 2,350         95
KeyCorp                                   4,500        109
US Bancorp                                7,000        155
Valley National Bancorp                   2,100         62
Washington Mutual                         3,700        142
Wells Fargo                               4,900        218
                                                  --------
Total Depository credit intermediation               1,034
                                                  --------

--------------------------------------------------------------------------------
ELECTRIC POWER GENERATION,
    TRANSMISSION & DISTRIBUTION--1.9%
--------------------------------------------------------------------------------
Allegheny Energy                          1,400         51
XCEL Energy                               1,750         49
                                                  --------
Total Electric power generation,
    transmission & distribution                        100
                                                  --------

--------------------------------------------------------------------------------
ELECTRONICS & APPLIANCE STORES--0.8%
--------------------------------------------------------------------------------
RadioShack                                1,750         42
                                                  --------
Total Electronics & appliance stores                    42
                                                  --------

64   TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER LARGE CAP VALUE FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
FRUIT & VEGETABLE PRESERVING & SPECIALTY
    FOOD MANUFACTURING--0.9%
--------------------------------------------------------------------------------
HJ Heinz                                  1,150  $      48
                                                  --------
Total Fruit & vegetable preserving &
    specialty food manufacturing                        48
                                                  --------

--------------------------------------------------------------------------------
GENERAL FREIGHT TRUCKING--1.6%
--------------------------------------------------------------------------------
USFreightways                             2,550         80
                                                  --------
Total General freight trucking                          80
                                                  --------

--------------------------------------------------------------------------------
GROCERY & RELATED PRODUCT WHOLESALERS--1.3%
--------------------------------------------------------------------------------
Unilever                                  1,250         68
                                                  --------
Total Grocery & related
    product wholesalers                                 68
                                                  --------

--------------------------------------------------------------------------------
GROCERY STORES--1.5%
--------------------------------------------------------------------------------
Albertson's                               2,400         77
                                                  --------
Total Grocery stores                                    77
                                                  --------

--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY MANUFACTURING--1.3%
--------------------------------------------------------------------------------
Alstom ADR                                4,350         69
                                                  --------
Total Industrial machinery manufacturing                69
                                                  --------

--------------------------------------------------------------------------------
INSURANCE CARRIERS--5.6%
--------------------------------------------------------------------------------
American International Group                650         51
Safeco                                    4,300        130
UnumProvident                             4,200        106
                                                  --------
Total Insurance carriers                               287
                                                  --------

--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Johnson & Johnson                           700         39
Zimmer Holdings*                            105          3
                                                  --------
Total Medical equipment & supplies
    manufacturing                                       42
                                                  --------

--------------------------------------------------------------------------------
MINING SUPPORT ACTIVITIES--0.8%
--------------------------------------------------------------------------------
Diamond Offshore Drilling                 1,600         40
                                                  --------
Total Mining support activities                         40
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MISCELLANEOUS NONDURABLE
    GOODS WHOLESALE--1.6%
--------------------------------------------------------------------------------
Philip Morris                             1,700   $     82
                                                  --------
Total Miscellaneous nondurable
    goods wholesale                                     82
                                                  --------

--------------------------------------------------------------------------------
MOTOR VEHICLE MANUFACTURING--1.4%
--------------------------------------------------------------------------------
General Motors                            1,650         71
                                                  --------
Total Motor vehicle manufacturing                       71
                                                  --------
--------------------------------------------------------------------------------
NAVIGATIONAL/MEASURING/ELECTROMEDICAL/
    CONTROL INSTRUMENTS MANUFACTURING--0.2%
--------------------------------------------------------------------------------
Agilent Technologies*                       525         10
                                                  --------
Total Navigational/measuring/
    electromedical/control
    instruments manufacturing                           10
                                                  --------

--------------------------------------------------------------------------------
NEWSPAPER/PERIODICAL/BOOK/
    DATABASE PUBLISHERS--1.0%
--------------------------------------------------------------------------------
Tribune                                   1,550         49
                                                  --------
Total Newspaper/periodical/book/
    database publishers                                 49
                                                  --------

--------------------------------------------------------------------------------
NONDEPOSITORY CREDIT INTERMEDIATION--1.7%
--------------------------------------------------------------------------------
Fannie Mae                                1,100         88
                                                  --------
Total Nondepository credit intermediation               88
                                                  --------

--------------------------------------------------------------------------------
OTHER ELECTRICAL EQUIPMENT &
    COMPONENT MANUFACTURING--1.2%
--------------------------------------------------------------------------------
Hubbell, Cl B                             2,100         61
                                                  --------
Total Other electrical equipment &
    component manufacturing                             61
                                                  --------

--------------------------------------------------------------------------------
OTHER FABRICATED METAL PRODUCT
    MANUFACTURING--2.7%
--------------------------------------------------------------------------------
Fortune Brands                            4,100        137
                                                  --------
Total Other fabricated metal
    product manufacturing                              137
                                                  --------

                                             TURNER FUNDS 2001 ANNUAL REPORT 65

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER LARGE CAP VALUE FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
OTHER MISCELLANEOUS MANUFACTURING--1.9%
--------------------------------------------------------------------------------
Mattel                                    6,300   $     99
                                                  --------
Total Other miscellaneous manufacturing                 99
                                                  --------

--------------------------------------------------------------------------------
OTHER SPECIAL TRADE CONTRACTORS--1.0%
--------------------------------------------------------------------------------
Textron                                   1,500         50
                                                  --------
Total Other special trade contractors                   50
                                                  --------

--------------------------------------------------------------------------------
OUTPATIENT CARE CENTERS--1.7%
--------------------------------------------------------------------------------
Humana*                                   7,300         88
                                                  --------
Total Outpatient care centers                           88
                                                  --------

--------------------------------------------------------------------------------
PAPER & PAPER PRODUCT WHOLESALE--0.8%
--------------------------------------------------------------------------------
Smurfit-Stone Container*                  3,300         44
                                                  --------
Total Paper & paper product wholesale                   44
                                                  --------

--------------------------------------------------------------------------------
PETROLEUM & COAL PRODUCTS
    MANUFACTURING--7.0%
--------------------------------------------------------------------------------
Exxon Mobil                               6,100        240
Phillips Petroleum                        1,050         57
USX-Marathon Group                        2,450         66
                                                  --------
Total Petroleum & coal products
    manufacturing                                      363
                                                  --------

--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--4.7%
--------------------------------------------------------------------------------
Bristol-Myers Squibb                      1,050         58
ICN Pharmaceuticals                       1,900         50
Merck                                     1,250         83
Mylan Laboratories                        1,550         51
                                                  --------
Total Pharmaceutical & medicine
    manufacturing                                      242
                                                  --------

--------------------------------------------------------------------------------
PRIMARY METAL MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Allegheny Technologies                    3,300         44
                                                  --------
Total Primary metal manufacturing                       44
                                                  --------

                                                     Value
                                          Shares     (000)
--------------------------------------------------------------------------------
PULP, PAPER & PAPERBOARD MILLS--1.9%
--------------------------------------------------------------------------------
International Paper                       2,850   $     99
                                                  --------
Total Pulp, paper & paperboard mills                    99
                                                  --------

--------------------------------------------------------------------------------
RAIL TRANSPORTATION--1.6%
--------------------------------------------------------------------------------
CSX 2,600                                    82
                                                  --------
Total Rail transportation                               82
                                                  --------

--------------------------------------------------------------------------------
RUBBER PRODUCT MANUFACTURING--1.5%
--------------------------------------------------------------------------------
Goodyear Tire & Rubber                    4,100         76
                                                  --------
Total Rubber product manufacturing                      76
                                                  --------

--------------------------------------------------------------------------------
SECURITY & COMMODITY CONTRACTS
    INTERMEDIATION & BROKERAGE--1.3%
--------------------------------------------------------------------------------
Bear Stearns                              1,300         65
                                                  --------
Total Security & commodity contracts
    intermediation & brokerage                          65
                                                  --------

--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--1.1%
--------------------------------------------------------------------------------
Analog Devices*                             475         16
Taiwan Semiconductor Manufacturing
    Ltd. ADR*                             4,500         43
                                                  --------
Total Semiconductor & other electronic
    component manufacturing                             59
                                                  --------

--------------------------------------------------------------------------------
SERVICES TO BUILDINGS & DWELLINGS--0.0%
--------------------------------------------------------------------------------
Seagate Escrow Security*(A)                 425         --
                                                  --------
Total Services to Buildings &Dwelling                   --
                                                  --------

--------------------------------------------------------------------------------
SOAP, CLEANERS & TOILET PREPARATION
    MANUFACTURING--2.1%
--------------------------------------------------------------------------------
Procter & Gamble                          1,500        109
                                                  --------
Total Soap, cleaners & toilet preparation
    manufacturing                                      109
                                                  --------


66  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER LARGE CAP VALUE FUND

                                    Shares/Face      Value
                                   Amount (000)      (000)
--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--0.2%
--------------------------------------------------------------------------------
Openwave Systems*                           800  $      10
                                                 ---------
Total Software publishers                               10
                                                 ---------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS--10.8%
--------------------------------------------------------------------------------
Qwest Communications
    International                         2,500         42
SBC Communications                        3,050        144
Sprint-FON Group                          4,000         96
Verizon Communications                    3,400        184
WorldCom-WorldCom Group*                  6,000         90
                                                 ---------
Total Telecommunications                               556
                                                 ---------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $5,497)                                    5,057
================================================================================

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--6.4%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter (B)
    2.750%, dated 09/28/01,
    matures 10/01/01,
    repurchase price $332,438
    (collateralized by
    U.S. Treasury Obligations,
    total market value $340,631)           $332        332

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $332)                                        332
================================================================================

                                                     Value
                                                     (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--104.6%
    (COST $5,829)                                   $5,389
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--(4.6%)
--------------------------------------------------------------------------------
Payable for investment securities purchased           (289)
Other assets and liabilities, net                       52
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES, NET               (237)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization--no par value)
    based on 520,881 outstanding shares
    of beneficial interest                           5,763
Accumulated net investment loss                         (1)
Accumulated net realized loss on investments          (170)
Net unrealized depreciation on investments            (440)
--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                              $5,152
================================================================================

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE--CLASS I SHARES                  $9.89
================================================================================

* Non-income producing security
(A) Security fair valued using methods determined in good faith by the Board of Trustees
(B) Tri-party repurchase agreement
ADR - American depositary receipt
Cl - Class
Ltd. - Limited
Amounts designated as "--" are either $0 or have been rounded to $0. The accompanying notes are an integral part of the financial statements.


                                              TURNER FUNDS 2001 ANNUAL REPORT 67

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS
TURNER MIDCAP VALUE FUND
September 30, 2001

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--83.8%
--------------------------------------------------------------------------------
ARCHITECTURAL, ENGINEERING &
    RELATED SERVICES--0.6%
--------------------------------------------------------------------------------
Massey Energy                            18,000  $     264
                                                 ---------
Total Architectural, engineering &
    related services                                   264
                                                 ---------

--------------------------------------------------------------------------------
BUILDING MATERIAL & SUPPLIES DEALERS--1.3%
--------------------------------------------------------------------------------
Sherwin-Williams                         24,500        544
                                                 ---------
Total Building material & supplies dealers             544
                                                 ---------

--------------------------------------------------------------------------------
BUSINESS SUPPORT SERVICES--1.1%
--------------------------------------------------------------------------------
Equifax                                  20,800        456
                                                 ---------
Total Business support services                        456
                                                 ---------

--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--3.0%
--------------------------------------------------------------------------------
Computer Sciences*                       38,000      1,260
                                                 ---------
Total Computer systems design &
    related services                                 1,260
                                                 ---------

--------------------------------------------------------------------------------
DATA PROCESSING SERVICES--5.3%
--------------------------------------------------------------------------------
Ceridian*                                34,700        503
Deluxe                                   28,500        984
Reynolds & Reynolds, Cl A                31,300        729
                                                 ---------
Total Data processing services                       2,216
                                                 ---------

--------------------------------------------------------------------------------
DEPARTMENT STORES--0.4%
--------------------------------------------------------------------------------
Saks*                                    35,000        175
                                                 ---------
Total Department stores                                175
                                                 ---------

--------------------------------------------------------------------------------
DEPOSITORY CREDIT INTERMEDIATION--14.5%
--------------------------------------------------------------------------------
Banknorth Group                          66,600      1,487
Charter One Financial                    48,300      1,363
Commercze Bancshares                     12,500        470
Hibernia, Cl A                           47,000        768
Huntington Bancshares                    72,500      1,255
Marshall & Ilsley                        12,500        709
                                                 ---------
Total Depository credit intermediation               6,052
                                                 ---------

--------------------------------------------------------------------------------
ELECTRIC POWER GENERATION, TRANSMISSION &
    DISTRIBUTION--6.0%
--------------------------------------------------------------------------------
Constellation Energy Group               28,000        678
FirstEnergy                              31,000      1,114
XCEL Energy                              25,000        704
                                                 ---------
Total Electric power generation,
    transmission & distribution                      2,496
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
GENERAL FREIGHT TRUCKING--1.8%
--------------------------------------------------------------------------------
Yellow*                                  36,500  $     742
                                                 ---------
Total General freight trucking                         742
                                                 ---------

--------------------------------------------------------------------------------
GLASS & GLASS PRODUCT MANUFACTURING--1.4%
--------------------------------------------------------------------------------
Sealed Air*                              16,200        591
                                                 ---------
Total Glass & glass product manufacturing              591
                                                 ---------

--------------------------------------------------------------------------------
GROCERY STORES--2.4%
--------------------------------------------------------------------------------
Kroger*                                  41,000      1,010
                                                 ---------
Total Grocery stores                                 1,010
                                                 ---------

--------------------------------------------------------------------------------
HVAC & COMMERCIAL REFRIGERATION
    EQUIPMENT MANUFACTURING--1.9%
--------------------------------------------------------------------------------
York International                       27,400        785
                                                 ---------
Total Hvac & commercial refrigeration
    equipment manufacturing                            785
                                                 ---------

--------------------------------------------------------------------------------
INSURANCE CARRIERS--6.8%
--------------------------------------------------------------------------------
Erie Indemnity, Cl A                     13,500        534
Mercury General                          20,000        794
Safeco                                   22,000        667
UnumProvident                            32,400        818
                                                 ---------
Total Insurance carriers                             2,813
                                                 ---------

--------------------------------------------------------------------------------
MOTOR VEHICLE PARTS MANUFACTURING--0.6%
--------------------------------------------------------------------------------
Delphi Automotive Systems                22,000        258
                                                 ---------
Total Motor vehicle parts manufacturing                258
                                                 ---------

--------------------------------------------------------------------------------
NATURAL GAS DISTRIBUTION--1.1%
--------------------------------------------------------------------------------
National Fuel Gas                        20,000        461
                                                 ---------
Total Natural gas distribution                         461
                                                 ---------

--------------------------------------------------------------------------------
NAVIGATIONAL/MEASURING/MEDICAL/CONTROL INSTRUMENTS MANUFACTURING--5.0%
--------------------------------------------------------------------------------
Raytheon                                 33,000      1,147
Thermo Electron*                         51,000        921
                                                 ---------
Total Navigational/measuring/medical/
    control instruments manufacturing                2,068
                                                 ---------

--------------------------------------------------------------------------------
OFFICES OF PHYSICIANS--2.4%
--------------------------------------------------------------------------------
Caremark Rx*                             60,000      1,001
                                                 ---------
Total Offices of physicians                          1,001
                                                 ---------

68   TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS
TURNER MIDCAP VALUE FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
OIL & GAS EXTRACTION--2.4%
--------------------------------------------------------------------------------
Pioneer Natural Resources*               71,300  $   1,015
                                                 ---------
Total Oil & gas extraction                           1,015
                                                 ---------

--------------------------------------------------------------------------------
OTHER ELECTRICAL EQUIPMENT &
    COMPONENT MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Energizer Holdings*                      19,000        316
                                                 ---------
Total Other electrical equipment &
    component manufacturing                            316
                                                 ---------

--------------------------------------------------------------------------------
OTHER GENERAL MERCHANDISE STORES--0.8%
--------------------------------------------------------------------------------
Big Lots*                                40,000        332
                                                 ---------
Total Other general merchandise stores                 332
                                                 ---------

--------------------------------------------------------------------------------
OTHER INVESTMENT POOLS & FUNDS--5.2%
--------------------------------------------------------------------------------
Chateau Communities                      17,000        501
La Quinta Properties*                   380,000      1,672
                                                 ---------
Total Other investment pools & funds                 2,173
                                                 ---------

--------------------------------------------------------------------------------
OUTPATIENT CARE CENTERS--2.9%
--------------------------------------------------------------------------------
Healthsouth*                             73,000      1,187
                                                 ---------
Total Outpatient care centers                        1,187
                                                 ---------

--------------------------------------------------------------------------------
PESTICIDE, FERTILIZER & OTHER AGRICULTURAL
    CHEMICAL MANUFACTURING--0.9%
--------------------------------------------------------------------------------
Agrium                                   40,000        389
                                                 ---------
Total Pesticide, fertilizer & other
    agricultural chemical manufacturing                389
                                                 ---------

--------------------------------------------------------------------------------
PETROLEUM & COAL PRODUCTS
    MANUFACTURING--4.2%
--------------------------------------------------------------------------------
Sunoco                                   34,300      1,221
Valero Energy                            15,000        526
                                                 ---------
Total Petroleum & coal products
    manufacturing                                    1,747
                                                 ---------

--------------------------------------------------------------------------------
SHIP & BOAT BUILDING--0.4%
--------------------------------------------------------------------------------
Brunswick                                11,000        181
                                                 ---------
Total Ship & boat building                             181
                                                 ---------

--------------------------------------------------------------------------------
SOAP, CLEANERS & TOILET PREPARATION
    MANUFACTURING--4.9%
--------------------------------------------------------------------------------
Dial                                    124,000      2,052
                                                 ---------
Total Soap, cleaners & toilet
    preparation manufacturing                        2,052
                                                 ---------

                                    Shares/Face      Value
                                   Amount (000)      (000)
--------------------------------------------------------------------------------
OFTWARE PUBLISHERS--2.8%
--------------------------------------------------------------------------------
Network Associates*                      90,000  $   1,160
                                                 ---------
Total Software publishers                            1,160
                                                 ---------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.6%
--------------------------------------------------------------------------------
Global Crossing Ltd.*                   130,000        234
                                                 ---------
Total Telecommunications                               234
                                                 ---------

--------------------------------------------------------------------------------
WASTE TREATMENT & DISPOSAL--2.3%
--------------------------------------------------------------------------------
Republic Services*                       60,000        972
                                                 ---------
Total Waste treatment & disposal                       972
                                                 ---------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $30,897)                                  34,950
================================================================================

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--6.4%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter (A)
    2.750%, dated 09/28/01, matures
    10/01/01, repurchase price
    $2,695,821 (collateralized by
    U.S. Treasury Obligations,
    total market value $2,762,258)       $2,695      2,695
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $2,695)                                    2,695
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--90.2%
    (COST $33,592)                                  37,645
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--9.8%              4,070
================================================================================

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100.0%                           $41,715
================================================================================

* Non-income producing security
(A) Tri-party repurchase agreement
Cl - Class
Ltd. - Limited
The accompanying notes are an integral part of the financial statements.

                                              TURNER FUNDS 2001 ANNUAL REPORT 69

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SMALL CAP VALUE FUND
September 30, 2001

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--95.1%
--------------------------------------------------------------------------------
AEROSPACE PRODUCT & PARTS
    MANUFACTURING--0.3%
--------------------------------------------------------------------------------
BE Aerospace*                            74,000  $     562
                                                 ---------
Total Aerospace product & parts
    manufacturing                                      562
                                                 ---------

--------------------------------------------------------------------------------
AGRICULTURE, CONSTRUCTION & MINING
    MACHINERY MANUFACTURING--0.7%
--------------------------------------------------------------------------------
Agco                                    142,000      1,285
                                                 ---------
Total Agriculture, construction & mining
    machinery manufacturing                          1,285
                                                 ---------

--------------------------------------------------------------------------------
ARCHITECTURAL, ENGINEERING &
    RELATED SERVICES--0.7%
--------------------------------------------------------------------------------
Massey Energy                            83,700      1,226
                                                 ---------
Total Architectural, engineering &
    related services                                 1,226
                                                 ---------

--------------------------------------------------------------------------------
AUDIO & VIDEO EQUIPMENT MANUFACTURING--0.0%
--------------------------------------------------------------------------------
Vialta, Cl A*                           189,120         78
                                                 ---------
Total Audio & video equipment
    manufacturing                                       78
                                                 ---------

--------------------------------------------------------------------------------
AUTOMOBILE DEALERS--0.4%
--------------------------------------------------------------------------------
Circuit City Stores-CarMax*              60,300        678
                                                 ---------
Total Automobile dealers                               678
                                                 ---------

--------------------------------------------------------------------------------
AUTOMOTIVE EQUIPMENT RENTAL & LEASING--1.2%
--------------------------------------------------------------------------------
Ryder System                            104,000      2,079
                                                 ---------
Total Automotive equipment
    rental & leasing                                 2,079
                                                 ---------

--------------------------------------------------------------------------------
BAKERIES & TORTILLA MANUFACTURING--0.5%
--------------------------------------------------------------------------------
Lance                                    68,000        902
                                                 ---------
Total Bakeries & tortilla manufacturing                902
                                                 ---------

--------------------------------------------------------------------------------
BASIC CHEMICAL MANUFACTURING--0.9%
--------------------------------------------------------------------------------
Arch Chemicals                           70,400      1,598
                                                 ---------
Total Basic chemical manufacturing                   1,598
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
BOILER, TANK & SHIPPING CONTAINER
    MANUFACTURING--0.7%
--------------------------------------------------------------------------------
Crown Cork & Seal*                      509,300  $   1,166
                                                 ---------
Total Boiler, tank & shipping
    container manufacturing                          1,166
                                                 ---------

--------------------------------------------------------------------------------
BUSINESS SUPPORT SERVICES--0.3%
--------------------------------------------------------------------------------
ICT Group*                               61,000        561
                                                 ---------
Total Business support services                        561
                                                 ---------

--------------------------------------------------------------------------------
CLOTHING STORES--1.8%
--------------------------------------------------------------------------------
Buckle*                                  26,500        437
Burlington Coat Factory
    Warehouse                           110,800      1,562
Wet Seal, Cl A*                          66,600      1,226
                                                 ---------
Total Clothing stores                                3,225
                                                 ---------

--------------------------------------------------------------------------------
COMMERCIAL/INDUSTRIAL EQUIPMENT
    RENTAL & LEASING--0.7%
--------------------------------------------------------------------------------
United Rentals*                          74,700      1,295
                                                 ---------
Total Commercial/industrial
    equipment rental & leasing                       1,295
                                                 ---------

--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--1.7%
--------------------------------------------------------------------------------
Checkpoint Systems*                     272,000      2,973
                                                 ---------
Total Communications equipment
    manufacturing                                    2,973
                                                 ---------

--------------------------------------------------------------------------------
COMMUNITY CARE FACILITIES FOR THE ELDERLY--0.6%
--------------------------------------------------------------------------------
Sunrise Assisted Living*                 40,000      1,033
                                                 ---------
Total Community care facilities for
    the elderly                                      1,033
                                                 ---------

--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--1.3%
--------------------------------------------------------------------------------
Maxtor*                                 340,736      1,216
Read-Rite*                              247,000        729
Western Digital*                        193,000        419
                                                 ---------
Total Computer & peripheral equipment
    manufacturing                                    2,364
                                                 ---------

70  TURNER FUNDS 2001 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER SMALL CAP VALUE FUND


                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--1.7%
--------------------------------------------------------------------------------
Ciber*                                  243,000  $   1,531
Computer Horizons*                      321,600        962
iGate Capital*                           96,500        243
Syntel*                                  37,000        303
                                                 ---------
Total Computer systems design &
    related services                                 3,039
                                                 ---------

--------------------------------------------------------------------------------
CONVERTED PAPER PRODUCT MANUFACTURING--0.4%
--------------------------------------------------------------------------------
Omnova Solutions                        114,500        716
                                                 ---------
Total Converted paper product
    manufacturing                                      716
                                                 ---------

--------------------------------------------------------------------------------
CUT & SEW APPAREL MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Ashworth*                               247,700      1,422
                                                 ---------
Total Cut & sew apparel manufacturing                1,422
                                                 ---------

--------------------------------------------------------------------------------
DEPARTMENT STORES--0.5%
--------------------------------------------------------------------------------
Saks*                                   161,900        810
                                                 ---------
Total Department stores                                810
                                                 ---------

--------------------------------------------------------------------------------
DEPOSITORY CREDIT INTERMEDIATION--19.9%
--------------------------------------------------------------------------------
Associated Bancorp                       64,500      2,186
BancorpSouth                            160,000      2,464
Banknorth Group                          52,600      1,174
Banner                                   34,200        661
Berkshire Hills Bancorp                  63,000      1,149
Chittenden                               91,250      2,318
Columbia Banking Systems*               138,000      1,891
Community First Bankshares               42,800      1,028
First Sentinel Bancorp                   71,400        840
Flagstar Bancorp                         49,500      1,143
Hibernia, Cl A                           82,400      1,347
Hudson United Bancorp                    81,000      2,247
MAF Bancorp                              40,000      1,146
Nara Bancorp*                            37,000        677
People's Bank Bridgeport                 92,000      2,042
Sterling Bancshares                     109,500      1,448
Sterling Financial*                      50,000        728
Texas Regional Bancshares, Cl A          19,000        649
Trustmark                               110,000      2,462
UMB Financial                            20,200        838

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
United Bankshares                        46,000  $   1,242
Valley National Bancorp                  85,000      2,529
Washington Federal                       76,420      1,914
Whitney Holding                          32,300      1,389
                                                 ---------
Total Depository credit intermediation              35,512
                                                 ---------

--------------------------------------------------------------------------------
DRYCLEANING & LAUNDRY SERVICES--1.0%
--------------------------------------------------------------------------------
Angelica                                 85,000        808
UniFirst                                 58,000        980
                                                 ---------
Total Drycleaning & laundry services                 1,788
                                                 ---------

--------------------------------------------------------------------------------
ELECTRIC POWER GENERATION,
    TRANSMISSION & DISTRIBUTION--2.1%
--------------------------------------------------------------------------------
Energy East                             116,000      2,333
Hawaiian Electric Industries             35,500      1,385
                                                 ---------
Total Electric power generation,
    transmission & distribution                      3,718
                                                 ---------

--------------------------------------------------------------------------------
EMPLOYMENT SERVICES--1.2%
--------------------------------------------------------------------------------
CDI*                                     95,000      1,525
Modis Professional Services*            152,000        608
                                                 ---------
Total Employment services                            2,133
                                                 ---------

--------------------------------------------------------------------------------
ENGINE, TURBINE & POWER TRANSMISSION
    EQUIPMENT MANUFACTURING--0.2%
--------------------------------------------------------------------------------
Dura Automotive Systems*                 61,200        441
                                                 ---------
Total Engine, turbine & power transmission
    equipment manufacturing                            441
                                                 ---------

--------------------------------------------------------------------------------
FOOTWEAR MANUFACTURING--0.6%
--------------------------------------------------------------------------------
Vans*                                    91,200      1,048
                                                 ---------
Total Footwear manufacturing                         1,048
                                                 ---------

--------------------------------------------------------------------------------
FOUNDRIES--0.7%
--------------------------------------------------------------------------------
Intermet                                466,600      1,306
                                                 ---------
Total Foundries                                      1,306
                                                 ---------

--------------------------------------------------------------------------------
FRUIT & TREE NUT FARMING--0.9%
--------------------------------------------------------------------------------
Dole Food                                76,000      1,626
                                                 ---------
Total Fruit & tree nut farming                       1,626
                                                 ---------

                                              TURNER FUNDS 2001 ANNUAL REPORT 71

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SMALL CAP VALUE FUND


                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
GAMBLING INDUSTRIES--0.6%
--------------------------------------------------------------------------------
Pinnacle Entertainment*                 165,800  $     987
                                                 ---------
Total Gambling industries                              987
                                                 ---------

--------------------------------------------------------------------------------
GENERAL FREIGHT TRUCKING--1.2%
--------------------------------------------------------------------------------
Celadon Group*                          104,000        399
USFreightways                            57,600      1,805
                                                 ---------
Total General freight trucking                       2,204
                                                 ---------

--------------------------------------------------------------------------------
HVAC & COMMERCIAL REFRIGERATION
    EQUIPMENT MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Lennox International                    155,000      1,442
                                                 ---------
Total Hvac & commercial refrigeration
    equipment manufacturing                          1,442
                                                 ---------

--------------------------------------------------------------------------------
HOME HEALTH CARE SERVICES--0.1%
--------------------------------------------------------------------------------
Matria Healthcare*                       10,450        252
                                                 ---------
Total Home health care services                        252
                                                 ---------

--------------------------------------------------------------------------------
HOUSEHOLD APPLIANCE MANUFACTURING--1.1%
--------------------------------------------------------------------------------
Helen of Troy Ltd.*                     193,000      2,017
                                                 ---------
Total Household appliance
    manufacturing                                    2,017
                                                 ---------

--------------------------------------------------------------------------------
INFORMATION SERVICES--1.1%
--------------------------------------------------------------------------------
Interactive Data*                        92,300      1,209
Keynote Systems*                         92,500        703
                                                 ---------
Total Information services                           1,912
                                                 ---------

--------------------------------------------------------------------------------
INSURANCE CARRIERS--6.8%
--------------------------------------------------------------------------------
Acceptance Insurance*                   159,700        814
American Physicians Capital*            135,000      2,804
Commerce Group                           93,900      3,568
FPIC Insurance Group*                   190,000      2,242
Fremont General                         225,000      1,229
Renaissance Re Holdings Ltd.              7,500        667
Standard Management*                     52,600        229
Trenwick Group Ltd.                      66,500        540
                                                 ---------
Total Insurance carriers                            12,093
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MANAGEMENT, SCIENTIFIC & TECHNICAL
    CONSULTING SERVICES--0.2%
--------------------------------------------------------------------------------
Right Management Consultants*            12,750  $     396
                                                 ---------
Total Management, scientific & technical
    consulting services                                396
                                                 ---------

--------------------------------------------------------------------------------
MANUFACTURING & REPRODUCING
    MAGNETIC & OPTICAL MEDIA--0.5%
--------------------------------------------------------------------------------
Zomax*                                  172,700        938
                                                 ---------
Total Manufacturing & reproducing
    magnetic & optical media                           938
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--0.5%
--------------------------------------------------------------------------------
Inamed*                                  55,000        935
                                                 ---------
Total Medical equipment & supplies
    manufacturing                                      935
                                                 ---------

--------------------------------------------------------------------------------
METAL ORE MINING--0.1%
--------------------------------------------------------------------------------
USEC                                     24,900        160
                                                 ---------
Total Metal ore mining                                 160
                                                 ---------

--------------------------------------------------------------------------------
MINING SUPPORT ACTIVITIES--0.7%
--------------------------------------------------------------------------------
Grey Wolf*                              210,000        378
Parker Drilling*                        279,000        859
                                                 ---------
Total Mining support activities                      1,237
                                                 ---------

--------------------------------------------------------------------------------
MOTOR VEHICLE BODY & TRAILER
    MANUFACTURING--1.4%
--------------------------------------------------------------------------------
Coachmen Industries                     147,500      1,328
Fleetwood Enterprises                    81,000        906
National RV Holdings*                    25,300        253
                                                 ---------
Total Motor vehicle body &
    trailer manufacturing                            2,487
                                                 ---------

--------------------------------------------------------------------------------
NATURAL GAS DISTRIBUTION--2.5%
--------------------------------------------------------------------------------
National Fuel Gas                        38,000        875
NUI 68,500                                1,399
South Jersey Industries                  34,600      1,061
Southwest Gas                            49,500      1,049
                                                 ---------
Total Natural gas distribution                       4,384
                                                 ---------

72   TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SMALL CAP VALUE FUND


                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
NAVIGATIONAL/MEASURING/ELECTROMEDICAL/
    CONTROL INSTRUMENTS MANUFACTURING--0.4%
--------------------------------------------------------------------------------
GenCorp                                  60,000  $     680
                                                 ---------
Total Navigational/measuring/
    electromedical/control
    instruments manufacturing                          680
                                                 ---------

--------------------------------------------------------------------------------
NONDEPOSITORY CREDIT INTERMEDIATION--0.4%
--------------------------------------------------------------------------------
Student Loan                             10,000        705
                                                 ---------
Total Nondepository credit
    intermediation                                     705
                                                 ---------

--------------------------------------------------------------------------------
NONFERROUS (EXCEPT ALUMINUM)
    PRODUCTION & PROCESSING--0.2%
--------------------------------------------------------------------------------
Wolverine Tube*                          42,400        428
                                                 ---------
Total Nonferrous (except aluminum)
    production & processing                            428
                                                 ---------

--------------------------------------------------------------------------------
NONSCHEDULED AIR TRANSPORTATION--0.4%
--------------------------------------------------------------------------------
CNF 28,000                                             639
                                                 ---------
Total Nonscheduled air transportation                  639
                                                 ---------

--------------------------------------------------------------------------------
OFFICE ADMINISTRATIVE SERVICES--1.8%
--------------------------------------------------------------------------------
Pediatrix Medical Group*                 13,000        530
US Oncology*                            360,000      2,682
                                                 ---------
Total Office administrative services                 3,212
                                                 ---------

--------------------------------------------------------------------------------
OFFICE SUPPLIES, STATIONERY & GIFT STORES--0.8%
--------------------------------------------------------------------------------
United Stationers*                       45,000      1,344
                                                 ---------
Total Office supplies, stationery &
    gift stores                                      1,344
                                                 ---------

--------------------------------------------------------------------------------
OIL & GAS EXTRACTION--1.3%
--------------------------------------------------------------------------------
Cabot Oil & Gas, Cl A                    33,600        670
Pioneer Natural Resources*              118,000      1,679
                                                 ---------
Total Oil & gas extraction                           2,349
                                                 ---------

--------------------------------------------------------------------------------
OTHER CHEMICAL PRODUCT & PREPARATION
    MANUFACTURING--0.7%
--------------------------------------------------------------------------------
A Schulman                              114,200      1,171
                                                 ---------
Total Other chemical product &
    preparation manufacturing                        1,171
                                                 ---------

                                                     Value
                                       Shares        (000)
--------------------------------------------------------------------------------
OTHER ELECTRICAL EQUIPMENT & COMPONENT
    MANUFACTURING--2.9%
--------------------------------------------------------------------------------
Exide Technologies                      293,800   $  1,105
Harmonic*                                55,000        446
Hexcel*                                 161,000        644
Hubbell, Cl B                            70,000      2,041
Ucar International*                      96,100        855
                                                 ---------
Total Other electrical equipment &
    component manufacturing                          5,091
                                                 ---------

--------------------------------------------------------------------------------
OTHER FABRICATED METAL PRODUCT
    MANUFACTURING--0.4%
--------------------------------------------------------------------------------
Timken                                   55,200        756
                                                 ---------
Total Other fabricated metal
    product manufacturing                              756
                                                 ---------

--------------------------------------------------------------------------------
OTHER FINANCIAL INVESTMENT ACTIVITIES--0.5%
--------------------------------------------------------------------------------
WP Stewart Ltd.                          50,000        970
                                                 ---------
Total Other financial investment activities            970
                                                 ---------

--------------------------------------------------------------------------------
OTHER GENERAL MERCHANDISE STORES--0.5%
--------------------------------------------------------------------------------
Big Lots*                               108,000        895
                                                 ---------
Total Other general merchandise stores                 895
                                                 ---------

--------------------------------------------------------------------------------
OTHER HEAVY CONSTRUCTION--0.4%
--------------------------------------------------------------------------------
Foster Wheeler Ltd.                     127,200        636
                                                 ---------
Total Other heavy construction                         636
                                                 ---------

--------------------------------------------------------------------------------
OTHER INVESTMENT POOLS & FUNDS--3.7%
--------------------------------------------------------------------------------
Health Care Reit                         29,100        733
Home Properties of NY                    55,000      1,740
HRPT Properties Trust                   175,000      1,425
La Quinta Properties*                   100,000        440
LTC Properties*                         205,000      1,052
Senior Housing Properties Trust          93,000      1,251
                                                 ---------
Total Other investment pools & funds                 6,641
                                                 ---------

--------------------------------------------------------------------------------
OTHER MISCELLANEOUS MANUFACTURING--1.4%
--------------------------------------------------------------------------------
Callaway Golf                            75,000        960
Fairchild*                              262,900        894
K2* 110,000                                 658
                                                 ---------
Total Other miscellaneous manufacturing              2,512
                                                 ---------


                                              TURNER FUNDS 2001 ANNUAL REPORT 73

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
TURNER SMALL CAP VALUE FUND


                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
OTHER NONMETALLIC MINERAL PRODUCT
    MANUFACTURING--0.2%
--------------------------------------------------------------------------------
Rock of Ages*                            45,900  $     271
                                                 ---------
Total Other nonmetallic mineral
    product manufacturing                              271
                                                 ---------

--------------------------------------------------------------------------------
OUTPATIENT CARE CENTERS--0.3%
--------------------------------------------------------------------------------
Magellan Health Services*                43,700        501
                                                 ---------
Total Outpatient care centers                          501
                                                 ---------

--------------------------------------------------------------------------------
PAPER & PAPER PRODUCT WHOLESALE--0.7%
--------------------------------------------------------------------------------
Smurfit-Stone Container*                 98,100      1,298
                                                 ---------
Total Paper & paper product wholesale                1,298
                                                 ---------

--------------------------------------------------------------------------------
PESTICIDE, FERTILIZER & OTHER AGRICULTURAL
    CHEMICAL MANUFACTURING--0.7%
--------------------------------------------------------------------------------
Agrium                                  121,700      1,183
                                                 ---------
Total Pesticide, fertilizer & other
    agricultural chemical manufacturing              1,183
                                                 ---------

--------------------------------------------------------------------------------
PETROLEUM & COAL PRODUCTS
    MANUFACTURING--1.3%
--------------------------------------------------------------------------------
Tesoro Petroleum*                       198,300      2,360
                                                 ---------
Total Petroleum & coal products
    manufacturing                                    2,360
                                                 ---------

--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--1.6%
--------------------------------------------------------------------------------
Alpharma, Cl A                           85,000      2,448
Nature's Sunshine Prods                  40,000        458
                                                 ---------
Total Pharmaceutical & medicine
    manufacturing                                    2,906
                                                 ---------

--------------------------------------------------------------------------------
PRIMARY METAL MANUFACTURING--0.1%
--------------------------------------------------------------------------------
Allegheny Technologies                   14,300        191
                                                 ---------
Total Primary metal manufacturing                      191
                                                 ---------

--------------------------------------------------------------------------------
PRINTING & RELATED SUPPORT ACTIVITIES--0.2%
--------------------------------------------------------------------------------
Cadmus Communications                    49,500        426
                                                 ---------
Total Printing & related support activities            426
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
PROFESSIONAL & COMMERCIAL EQUIPMENT &
    SUPPLY WHOLESALE--2.8%
--------------------------------------------------------------------------------
Adaptec*                                170,000   $  1,336
Daisytek International*                 152,100      1,725
Molecular Devices*                       55,000      1,025
Stamps.com*                             360,000        896
                                                 ---------
Total Professional & commercial
    equipment & supply wholesale                     4,982
                                                 ---------

--------------------------------------------------------------------------------
PULP, PAPER & PAPERBOARD MILLS--2.2%
--------------------------------------------------------------------------------
Caraustar Industries                    125,000      1,155
Chesapeake                               98,100      2,536
Rock-Tenn, Cl A                          23,400        257
                                                 ---------
Total Pulp, paper & paperboard mills                 3,948
                                                 ---------

--------------------------------------------------------------------------------
RADIO & TELEVISION BROADCASTING--0.8%
--------------------------------------------------------------------------------
Hearst-Argyle Television*                81,000      1,418
                                                 ---------
Total Radio & television broadcasting                1,418
                                                 ---------

--------------------------------------------------------------------------------
RAILROAD ROLLING STOCK MANUFACTURING--0.9%
--------------------------------------------------------------------------------
Wabtec                                  145,000      1,581
                                                 ---------
Total Railroad rolling stock
    manufacturing                                    1,581
                                                 ---------

--------------------------------------------------------------------------------
RESIN, SYNTHETIC RUBBER, ARTFICIAL & SYNTHETIC FIBERS/FIL MANUFACTURING--0.6%
--------------------------------------------------------------------------------
Unifi*                                  135,000      1,107
                                                 ---------
Total Resin, synthetic rubber,
    artficial & synthetic fibers/
    fil manufacturing                                1,107
                                                 ---------

--------------------------------------------------------------------------------
RUBBER PRODUCT MANUFACTURING--0.7%
--------------------------------------------------------------------------------
Cooper Tire & Rubber                     90,000      1,282
                                                 ---------
Total Rubber product manufacturing                   1,282
                                                 ---------

--------------------------------------------------------------------------------
SCHEDULED AIR TRANSPORTATION--0.7%
--------------------------------------------------------------------------------
Alaska Air Group*                        52,000      1,038
Mesa Air Group*                          69,000        225
                                                 ---------
Total Scheduled air transportation                   1,263
                                                 ---------

74   TURNER FUNDS 2001 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER SMALL CAP VALUE FUND


                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
SCIENTIFIC RESEARCH & DEVELOPMENT SERVICES--0.7%
--------------------------------------------------------------------------------
Discovery Partners International*       350,000  $   1,173
                                                 ---------
Total Scientific research &
    development services                             1,173
                                                 ---------

--------------------------------------------------------------------------------
SECURITY & COMMODITY CONTRACTS
    INTERMEDIATION & BROKERAGE--0.7%
--------------------------------------------------------------------------------
Southwest Securities Group               72,000      1,237
                                                 ---------
Total Security & commodity contracts
    intermediation & brokerage                       1,237
                                                 ---------

--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC COMPONENT MANUFACTURING--1.2%
--------------------------------------------------------------------------------
ESS Technology*                         160,000      1,635
Integrated Silicon Solutions*            64,400        553
                                                 ---------
Total Semiconductor & other
    electronic component
    manufacturing                                    2,188
                                                 ---------

--------------------------------------------------------------------------------
SOAP, CLEANERS & TOILET PREPARATION
    MANUFACTURING--0.2%
--------------------------------------------------------------------------------
Inter Parfums*                           43,875        349
                                                 ---------
Total Soap, cleaners & toilet
    preparation manufacturing                          349
                                                 ---------

--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--0.5%
--------------------------------------------------------------------------------
Corel*                                  377,200        788
Datastream Systems*                      25,000         75
                                                 ---------
Total Software publishers                              863
                                                 ---------

--------------------------------------------------------------------------------
STEEL PRODUCT MANUFACTURING FROM
    PURCHASED STEEL--0.8%
--------------------------------------------------------------------------------
AK Steel Holding                        160,500      1,356
                                                 ---------
Total Steel product manufacturing
    from purchased steel                             1,356
                                                 ---------

--------------------------------------------------------------------------------
SUPPORT ACTIVITIES FOR MINING--0.8%
--------------------------------------------------------------------------------
Petroleum Geo-Services ADR*             228,000      1,436
                                                 ---------
Total Support activities for mining                  1,436
                                                 ---------

                                   Shares/Face       Value
                                   Amount (000)      (000)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.7%
--------------------------------------------------------------------------------
Brightpoint*                             73,000  $     226
Ptek Holdings*                          375,000        968
                                                 ---------
Total Telecommunications                             1,194
                                                 ---------

--------------------------------------------------------------------------------
WATER, SEWAGE & OTHER SYSTEMS--0.5%
--------------------------------------------------------------------------------
SEMCO Energy                             65,000        933
                                                 ---------
Total Water, sewage & other systems                    933
                                                 ---------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $191,235)                                169,503
================================================================================

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--2.9%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter (A)
    2.750%, dated 09/28/01, matures
    10/01/01, repurchase price $5,149,588
    (collateralized by U.S. Treasury
    Obligations, total market
    value $5,276,498)                    $5,148      5,148
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $5,148)                                    5,148
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--98.0%
    (COST $196,383)                                174,651
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--2.0%              3,513
================================================================================

--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization--no par value)
    based on 10,674,409 outstanding shares
    of beneficial interest                         203,160
Accumulated net investment loss                        (77)
Accumulated net realized loss on investments        (3,187)
Net unrealized depreciation on investments         (21,732)

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                            $178,164
================================================================================

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE--CLASS I SHARES                 $16.69
================================================================================

* Non-income producing security
(A) Tri-party repurchase agreement
ADR - American depositary receipt
Cl - Class Ltd. - Limited
The accompanying notes are an integral part of the financial statements.


                                              TURNER FUNDS 2001 ANNUAL REPORT 75

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER TECHNOLOGY FUND
September 30, 2001

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--100.0%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--17.0%
--------------------------------------------------------------------------------
Cisco Systems*                          123,220  $   1,501
Polycom*                                 56,260      1,371
Qualcomm*                                29,340      1,395
                                                 ---------
Total Communications equipment
    manufacturing                                    4,267
                                                 ---------

--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--7.5%
--------------------------------------------------------------------------------
Dell Computer*                           61,550      1,140
EMC-Mass                                 64,340        756
                                                 ---------
Total Computer & peripheral equipment
    manufacturing                                    1,896
                                                 ---------

--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--4.5%
--------------------------------------------------------------------------------
Peregrine Systems*                       36,550        462
Sungard Data Systems*                    28,990        677
                                                 ---------
Total Computer systems design &
    related services                                 1,139
                                                 ---------

--------------------------------------------------------------------------------
ELECTRONIC SHOPPING & MAIL-ORDER HOUSES--2.9%
--------------------------------------------------------------------------------
eBay*                                    16,050        734
                                                 ---------
Total Electronic shopping &
    mail-order houses                                  734
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--3.4%
--------------------------------------------------------------------------------
Varian Medical Systems*                  13,530        868
                                                 ---------
Total Medical equipment &
    supplies manufacturing                             868
                                                 ---------

--------------------------------------------------------------------------------
MOTION PICTURE & VIDEO INDUSTRIES--2.3%
--------------------------------------------------------------------------------
Macrovision*                             20,110        571
                                                 ---------
Total Motion picture & video industries                571
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
OTHER ELECTRICAL EQUIPMENT &
    COMPONENT MANUFACTURING--2.8%
--------------------------------------------------------------------------------
Harmonic*                                88,650  $     718
                                                 ---------
Total Other electrical equipment &
    component manufacturing                            718
                                                 ---------

--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--4.9%
--------------------------------------------------------------------------------
Amgen*                                   20,990      1,234
                                                 ---------
Total Pharmaceutical & medicine
    manufacturing                                    1,234
                                                 ---------

--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--44.0%
--------------------------------------------------------------------------------
Alpha Industries*                        23,910        463
Analog Devices*                          27,300        893
AVX 39,100                                  636
Broadcom, Cl A*                          31,160        633
Celestica*                               33,310        909
Flextronics International Ltd.*          51,690        855
Intel                                    79,060      1,616
Intersil, Cl A*                          32,020        894
LSI Logic*                               45,400        533
Micron Technology*                       59,890      1,128
Nvidia*                                  25,520        701
RF Micro Devices*                        55,470        921
Texas Instruments                        35,100        877
                                                 ---------
Total Semiconductor & other electronic
    component manufacturing                         11,059
                                                 ---------

--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--5.4%
--------------------------------------------------------------------------------
VeriSign*                                32,190      1,349
                                                 ---------
Total Software publishers                            1,349
                                                 ---------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS--5.3%
--------------------------------------------------------------------------------
Sprint (PCS Group)*                      50,320      1,323
                                                 ---------
Total Telecommunications                             1,323
                                                 ---------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $33,903)                                  25,158
================================================================================

76  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER TECHNOLOGY FUND

                                                     Value
                                                     (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--100.0%
    (COST $33,903)                                 $25,158
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--(0.0%)              (11)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization--no par value)
    based on 5,149,556 outstanding shares
    of beneficial interest                         158,137
Accumulated net realized loss
    on investments                                (124,245)
Net unrealized depreciation
    on investments                                  (8,745)

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                             $25,147
================================================================================

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE--CLASS I SHARES                  $4.88
================================================================================

* Non-income producing security
(A) Tri-party repurchase agreement
Cl - Class
Ltd. - Limited
The accompanying notes are an integral part of the financial statements.

                                              TURNER FUNDS 2001 ANNUAL REPORT 77

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS
TURNER TOP 20 FUND
September 30, 2001

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--99.1%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--16.5%
--------------------------------------------------------------------------------
Cisco Systems*                          257,830  $   3,140
Polycom*                                131,310      3,200
Qualcomm*                                64,020      3,044
                                                 ---------
Total Communications equipment
    manufacturing                                    9,384
                                                 ---------

--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--4.1%
--------------------------------------------------------------------------------
Dell Computer*                          125,730      2,330
                                                 ---------
Total Computer & peripheral
    equipment manufacturing                          2,330
                                                 ---------

--------------------------------------------------------------------------------
ELECTRIC POWER GENERATION,
    TRANSMISSION & DISTRIBUTION--4.6%
--------------------------------------------------------------------------------
Calpine*                                113,470      2,588
                                                 ---------
Total Electric power generation,
    transmission & distribution                      2,588
                                                 ---------

--------------------------------------------------------------------------------
ELECTRONIC SHOPPING & MAIL-ORDER HOUSES--4.7%
--------------------------------------------------------------------------------
eBay*                                    58,720      2,687
                                                 ---------
Total Electronic shopping &
    mail-order houses                                2,687
                                                 ---------

--------------------------------------------------------------------------------
ELECTRONICS & APPLIANCE STORES--3.7%
--------------------------------------------------------------------------------
Best Buy*                                45,920      2,087
                                                 ---------
Total Electronics & appliance stores                 2,087
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL & DIAGNOSTIC LABORATORIES--3.6%
--------------------------------------------------------------------------------
Laboratory Corporation of
    America Holdings*                    25,590      2,069
                                                 ---------
Total Medical & diagnostic laboratories              2,069
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--9.7%
--------------------------------------------------------------------------------
Johnson & Johnson                        55,150      3,055
Varian Medical Systems*                  38,450      2,467
                                                 ---------
Total Medical equipment & supplies
    manufacturing                                    5,522
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MOTION PICTURE & VIDEO INDUSTRIES--4.0%
--------------------------------------------------------------------------------
Clear Channel Communications*            57,360  $   2,280
                                                 ---------
Total Motion picture & video industries              2,280
                                                 ---------

--------------------------------------------------------------------------------
PETROLEUM & COAL PRODUCTS
    MANUFACTURING--4.7%
--------------------------------------------------------------------------------
Unocal                                   82,570      2,684
                                                 ---------
Total Petroleum & coal products
    manufacturing                                    2,684
                                                 ---------

--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--5.1%
--------------------------------------------------------------------------------
Amgen*                                   49,530      2,911
                                                 ---------
Total Pharmaceutical & medicine
    manufacturing                                    2,911
                                                 ---------

--------------------------------------------------------------------------------
SECURITY & COMMODITY CONTRACTS
    INTERMEDIATION & BROKERAGE--4.5%
--------------------------------------------------------------------------------
Goldman Sachs Group                      35,780      2,553
                                                 ---------
Total Security & commodity contracts
    intermediation & brokerage                       2,553
                                                 ---------

--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--25.2%
--------------------------------------------------------------------------------
Broadcom, Cl A*                          99,980      2,030
Celestica*                              100,770      2,751
Flextronics International Ltd.*         153,037      2,531
Intel                                   127,220      2,600
Micron Technology*                      138,660      2,611
Nvidia*                                  64,080      1,760
                                                 ---------
Total Semiconductor & other electronic
    component manufacturing                         14,283
                                                 ---------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS--4.8%
--------------------------------------------------------------------------------
Sprint (PCS Group)*                     103,090      2,710
                                                 ---------
Total Telecommunications                             2,710
                                                 ---------

78  TURNER FUNDS 2001 ANNUAL REPORT

SCHEDULE OF INVESTMENTS
TURNER TOP 20 FUND

                                    Shares/face      Value
                                   amount (000)      (000)
--------------------------------------------------------------------------------
TRANSPORTATION EQUIPMENT
    MANUFACTURING--3.9%
--------------------------------------------------------------------------------
General Dynamics                         24,820  $   2,192
                                                 ---------
Total Transportation equipment
    manufacturing                                    2,192
                                                 ---------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $69,613)                                  56,280
================================================================================

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--2.4%
--------------------------------------------------------------------------------
JP Morgan Chase (A) 3.250%,
    dated 09/28/01, matures 10/01/01,
    repurchase price $1,364,694
    (collateralized by FNMA, total
    market value $1,391,804)             $1,364      1,364

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $1,364)                                    1,364
================================================================================


--------------------------------------------------------------------------------
TOTAL INVESTMENTS--101.5%
    (COST $70,977)                                  57,644
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--(1.5%)             (841)
================================================================================

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100.0%                            $56,803
================================================================================

* Non-income producing security
(A) Tri-party repurchase agreement
Cl - Class
FNMA - Federal National Mortgage Association
Ltd. - Limited
The accompanying notes are an integral part of the financial statements.

                                              TURNER FUNDS 2001 ANNUAL REPORT 79

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS
TURNER GLOBAL TOP 40 FUND
September 30, 2001

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--99.8%
--------------------------------------------------------------------------------
BEVERAGE MANUFACTURING--2.7%
--------------------------------------------------------------------------------
Coca-Cola Femsa ADR                       5,200  $     103
                                                 ---------
Total Beverage manufacturing                           103
                                                 ---------

--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--10.0%
--------------------------------------------------------------------------------
Cisco Systems*                            8,560        104
Nokia OYJ ADR                             5,970         93
Polycom*                                  3,770         92
Qualcomm*                                 2,110        100
                                                 ---------
Total Communications equipment
    manufacturing                                      389
                                                 ---------

--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--2.0%
--------------------------------------------------------------------------------
Dell Computer*                            4,240         79
                                                 ---------
Total Computer & peripheral equipment
    manufacturing                                       79
                                                 ---------

--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--1.1%
--------------------------------------------------------------------------------
Wipro Ltd. ADR                            1,940         41
                                                 ---------
Total Computer systems design &
    related services                                    41
                                                 ---------

--------------------------------------------------------------------------------
DEPOSITORY CREDIT INTERMEDIATION--2.2%
--------------------------------------------------------------------------------
UBS*                                      1,890         87
                                                 ---------
Total Depository credit intermediation                  87
                                                 ---------

--------------------------------------------------------------------------------
ELECTRIC POWER GENERATION,
    TRANSMISSION & DISTRIBUTION--2.2%
--------------------------------------------------------------------------------
Calpine*                                  3,820         87
Independent Energy Holdings ADR*         20,530         --
                                                 ---------
Total Electric power generation,
    transmission & distribution                         87
                                                 ---------

--------------------------------------------------------------------------------
ELECTRONIC SHOPPING & MAIL-ORDER HOUSES--2.4%
--------------------------------------------------------------------------------
eBay*                                     2,020         92
                                                 ---------
Total Electronic shopping &
    mail-order houses                                   92
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
ELECTRONICS & APPLIANCE STORES--1.8%
--------------------------------------------------------------------------------
Best Buy*                                 1,530  $      70
                                                 ---------
Total Electronics & appliance stores                    70
                                                 ---------

--------------------------------------------------------------------------------
GROCERY & RELATED PRODUCT WHOLESALE--1.5%
--------------------------------------------------------------------------------
Fresh Del Monte Produce*                  4,390         57
                                                 ---------
Total Grocery & related product wholesale               57
                                                 ---------

--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY MANUFACTURING--1.6%
--------------------------------------------------------------------------------
Alstom ADR                                4,010         64
                                                 ---------
Total Industrial machinery manufacturing                64
                                                 ---------

--------------------------------------------------------------------------------
INSURANCE CARRIERS--8.3%
--------------------------------------------------------------------------------
Aegon                                     3,970        104
Manulife Financial                        3,970        104
Sun Life Financial Services of Canada     5,750        115
                                                 ---------
Total Insurance carriers                               323
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL & DIAGNOSTIC LABORATORIES--1.8%
--------------------------------------------------------------------------------
Laboratory Corporation of
    America Holdings*                       870         70
                                                 ---------
Total Medical & diagnostic
    laboratories                                        70
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--4.8%
--------------------------------------------------------------------------------
Johnson & Johnson                         1,930        107
Varian Medical Systems*                   1,240         80
                                                 ---------
Total Medical equipment &
    supplies manufacturing                             187
                                                 ---------

--------------------------------------------------------------------------------
MOTION PICTURE & VIDEO INDUSTRIES--2.0%
--------------------------------------------------------------------------------
Clear Channel Communications*             1,920         76
                                                 ---------
Total Motion picture & video industries                 76
                                                 ---------

--------------------------------------------------------------------------------
OIL & GAS EXTRACTION--1.5%
--------------------------------------------------------------------------------
PetroChina Company Ltd. ADR               2,970         57
                                                 ---------
Total Oil & gas extraction                              57
                                                 ---------

80   TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS
TURNER GLOBAL TOP 40 FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
OTHER ELECTRICAL EQUIPMENT & COMPONENT
    MANUFACTURING--1.3%
--------------------------------------------------------------------------------
Ballard Power Systems*                    2,640  $      52
                                                 ---------
Total Other electrical equipment &
    component manufacturing                             52
                                                 ---------

--------------------------------------------------------------------------------
PETROLEUM & COAL PRODUCTS
    MANUFACTURING--2.4%
--------------------------------------------------------------------------------
Unocal                                    2,900         94
                                                 ---------
Total Petroleum & coal products
    manufacturing                                       94
                                                 ---------

--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--2.6%
--------------------------------------------------------------------------------
Amgen*                                    1,710        101
                                                 ---------
Total Pharmaceutical & medicine
    manufacturing                                      101
                                                 ---------

--------------------------------------------------------------------------------
RAIL TRANSPORTATION--1.8%
--------------------------------------------------------------------------------
Canadian National Railway                 1,790         68
                                                 ---------
Total Rail transportation                               68
                                                 ---------

--------------------------------------------------------------------------------
SECURITY & COMMODITY CONTRACTS
    INTERMEDIATION & BROKERAGE--2.2%
--------------------------------------------------------------------------------
Goldman Sachs Group                       1,190         85
                                                 ---------
Total Security & commodity contracts
    intermediation & brokerage                          85
                                                 ---------

--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--23.6%
--------------------------------------------------------------------------------
ASM Lithography Holding*                  6,360         71
Broadcom, Cl A*                           3,410         69
Celestica*                                4,190        114
Flextronics International Ltd.*           6,300        104
Intel                                     5,910        121
Micron Technology*                        4,840         91
Nvidia*                                   1,910         52
STMicroelectronics                        3,770         81
Taiwan Semiconductor
    Manufacturing Ltd. ADR*              11,574        110
Tyco International Ltd.                   2,310        105
                                                 ---------
Total Semiconductor & other electronic
    component manufacturing                            918
                                                 ---------

                                    Shares/face      Value
                                   amount (000)      (000)
--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--3.5%
--------------------------------------------------------------------------------
Infosys Technologies Ltd. ADR             1,330  $      45
SAP ADR                                   3,490         90
                                                 ---------
Total Software publishers                              135
                                                 ---------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS--13.6%
--------------------------------------------------------------------------------
British Telecommunications ADR            1,050         54
China Unicom ADR*                        10,140        110
Rogers Communications, Cl B*              6,760         87
Sprint (PCS Group)*                       3,490         92
Telefonos de Mexico ADR                   3,820        123
Vodafone Group ADR                        2,770         61
                                                 ---------
Total Telecommunications                               527
                                                 ---------

--------------------------------------------------------------------------------
TRANSPORTATION EQUIPMENT
    MANUFACTURING--2.9%
--------------------------------------------------------------------------------
General Dynamics                          1,280        113
                                                 ---------
Total Transportation equipment
    manufacturing                                      113
                                                 ---------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $4,788)                                    3,875
================================================================================

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--3.1%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter (A)
    2.750%, dated 09/28/01, matures
    10/01/01, repurchase price
    $119,619 (collateralized by
    U.S. Treasury Obligations,
    total market value $122,567)           $120        120
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $120)                                        120
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--102.9%
    (COST $4,908)                                    3,995
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--(2.9%)             (113)
================================================================================

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100.0%                            $3,882
================================================================================

* Non-income producing security
(A) Tri-party repurchase agreement
ADR - American Depositary Receipt
Cl - Class
Ltd. - Limited
Amounts designated as "--" are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

                                              TURNER FUNDS 2001 ANNUAL REPORT 81

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS
TURNER NEW ENTERPRISE FUND
September 30, 2001

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--99.6%
--------------------------------------------------------------------------------
BOOK, PERIODICAL & MUSIC STORES--2.6%
--------------------------------------------------------------------------------
Barnes & Noble*                           4,400  $     159
                                                 ---------
Total Book, periodical & music stores                  159
                                                 ---------

--------------------------------------------------------------------------------
COLLEGES, UNIVERSITIES &
    PROFESSIONAL SCHOOLS--1.9%
--------------------------------------------------------------------------------
Apollo Group, Cl A*                       2,830        119
                                                 ---------
Total Colleges, universities &
    professional schools                               119
                                                 ---------

--------------------------------------------------------------------------------
COMMERCIAL/INDUSTRIAL EQUIPMENT
    RENTAL & LEASING--2.2%
--------------------------------------------------------------------------------
Utstarcom*                                8,250        134
                                                 ---------
Total Commercial/industrial equipment
    rental & leasing                                   134
                                                 ---------

--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--13.5%
--------------------------------------------------------------------------------
Cisco Systems*                           16,170        197
Polycom*                                 12,470        304
Qualcomm*                                 4,830        230
Research In Motion Ltd.*                  5,990         96
                                                 ---------
Total Communications equipment
    manufacturing                                      827
                                                 ---------

--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--4.5%
--------------------------------------------------------------------------------
Concurrent Computer*                     15,290        139
Dell Computer*                            7,310        135
                                                 ---------
Total Computer & peripheral
    equipment manufacturing                            274
                                                 ---------

--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--6.1%
--------------------------------------------------------------------------------
Brocade Communications System*           13,400        188
Seachange International*                  3,390         59
Sungard Data Systems*                     5,440        127
                                                 ---------
Total Computer systems design &
    related services                                   374
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
DATA PROCESSING SERVICES--2.3%
--------------------------------------------------------------------------------
First Data                                2,470  $     144
                                                 ---------
Total Data processing services                         144
                                                 ---------

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT MANUFACTURING--1.7%
--------------------------------------------------------------------------------
General Electric                          2,810        104
                                                 ---------
Total Electrical equipment manufacturing               104
                                                 ---------

--------------------------------------------------------------------------------
ELECTRONIC SHOPPING & MAIL-ORDER HOUSES--2.0%
--------------------------------------------------------------------------------
eBay*                                     2,760        126
                                                 ---------
Total Electronic shopping &
    mail-order houses                                  126
                                                 ---------

--------------------------------------------------------------------------------
ELECTRONICS & APPLIANCE STORES--1.9%
--------------------------------------------------------------------------------
Best Buy*                                 2,610        119
                                                 ---------
Total Electronics & appliance stores                   119
                                                 ---------

--------------------------------------------------------------------------------
INFORMATION SERVICES--6.2%
--------------------------------------------------------------------------------
AOL Time Warner*                          6,060        201
Earthlink*                               11,920        181
                                                 ---------
Total Information services                             382
                                                 ---------

--------------------------------------------------------------------------------
MANAGEMENT, SCIENTIFIC & TECHNICAL
    CONSULTING SERVICES--1.2%
--------------------------------------------------------------------------------
TMP Worldwide*                            2,520         71
                                                 ---------
Total Management, scientific & technical
    consulting services                                 71
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL & DIAGNOSTIC LABORATORIES--4.1%
--------------------------------------------------------------------------------
Laboratory Corporation of
    America Holdings*                     1,790        145
Quest Diagnostics*                        1,760        109
                                                 ---------
Total Medical & diagnostic laboratories                254
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--1.8%
--------------------------------------------------------------------------------
Varian Medical Systems*                   1,690        108
                                                 ---------
Total Medical equipment &
    supplies manufacturing                             108
                                                 ---------

82   TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS
TURNER NEW ENTERPRISE FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MOTION PICTURE & VIDEO INDUSTRIES--2.1%
--------------------------------------------------------------------------------
Macrovision*                              4,540  $     129
                                                 ---------
Total Motion picture & video industries                129
                                                 ---------

--------------------------------------------------------------------------------
OTHER ELECTRICAL EQUIPMENT &
    COMPONENT MANUFACTURING--3.5%
--------------------------------------------------------------------------------
Harmonic*                                26,970        218
                                                 ---------
Total Other electrical equipment &
    component manufacturing                            218
                                                 ---------

--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--1.1%
--------------------------------------------------------------------------------
Amgen*                                    1,110         65
                                                 ---------
Total Pharmaceutical & medicine
    manufacturing                                       65
                                                 ---------

--------------------------------------------------------------------------------
SCIENTIFIC R&D SERVICES--4.4%
--------------------------------------------------------------------------------
Cephalon*                                 2,590        129
Idec Pharmaceuticals*                     2,820        140
                                                 ---------
Total Scientific r&d services                          269
                                                 ---------

--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--23.2%
--------------------------------------------------------------------------------
Alpha Industries*                         4,700         91
Analog Devices*                           1,930         63
Broadcom, Cl A*                           4,460         91
Celestica*                                4,630        126
Intel                                     5,230        107
Intersil, Cl A*                           8,760        245
Nvidia*                                   7,070        194
O2Micro International Ltd.*               7,000         92
QLogic*                                   1,730         33
RF Micro Devices*                        12,660        210
Texas Instruments                         6,850        171
                                                 ---------
Total Semiconductor & other electronic
    component manufacturing                          1,423
                                                 ---------

                                    Shares/face      Value
                                   amount (000)      (000)
--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--9.8%
--------------------------------------------------------------------------------
Electronic Arts*                          2,860  $     131
Network Associates*                      12,010        155
VeriSign*                                 7,570        317
                                                 ---------
Total Software publishers                              603
                                                 ---------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS--3.5%
--------------------------------------------------------------------------------
BellSouth                                 2,230         93
Verizon Communications                    2,270        123
                                                 ---------
Total Telecommunications                               216
                                                 ---------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $7,062)                                    6,118
================================================================================

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--3.1%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter (A)
    2.750%, dated 09/28/01, matures
    10/01/01, repurchase price $192,718
    (collateralized by U.S. Treasury
    Obligations, total market
    value $197,467)                        $193        193
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $193)                                        193
================================================================================


--------------------------------------------------------------------------------
TOTAL INVESTMENTS--102.7%
    (COST $7,255)                                    6,311
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--(2.7%)             (167)
================================================================================

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100.0%                            $6,144
================================================================================

* Non-income producing security
(A) Tri-party repurchase agreement
Cl - Class
Ltd. - Limited
The accompanying notes are an integral part of the financial statements.

                                              TURNER FUNDS 2001 ANNUAL REPORT 83

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS
TURNER FUTURE FINANCIAL SERVICES FUND
September 30, 2001

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--91.0%
--------------------------------------------------------------------------------
ACTIVITIES RELATED TO CREDIT
    INTERMEDIATION--3.5%
--------------------------------------------------------------------------------
Concord EFS*                                260  $      13
                                                 ---------
Total Activities related to credit
    intermediation                                      13
                                                 ---------

--------------------------------------------------------------------------------
AGENCIES & OTHER INSURANCE
    RELATED ACTIVITIES--5.0%
--------------------------------------------------------------------------------
Willis Group Holdings Ltd.*                 800         19
                                                 ---------
Total Agencies & other insurance
    related activities                                  19
                                                 ---------

--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--3.5%
--------------------------------------------------------------------------------
DST Systems*                                310         13
                                                 ---------
Total Computer systems design &
    related services                                    13
                                                 ---------

--------------------------------------------------------------------------------
DATA PROCESSING SERVICES--4.8%
--------------------------------------------------------------------------------
Fiserv*                                     295         10
Intercept Group*                            230          8
                                                 ---------
Total Data processing services                          18
                                                 ---------

--------------------------------------------------------------------------------
DEPOSITORY CREDIT INTERMEDIATION--25.0%
--------------------------------------------------------------------------------
Bank of America                             230         13
Citigroup                                   470         19
Commerce Bancorp                            100          7
IndyMac Bancorp*                            540         15
Investors Financial Services                140          8
TCF Financial                               340         16
Wells Fargo                                 370         16
                                                 ---------
Total Depository credit intermediation                  94
                                                 ---------

--------------------------------------------------------------------------------
INSURANCE CARRIERS--13.0%
--------------------------------------------------------------------------------
American International Group                374         29
Fidelity National Financial                 360         10
Nationwide Financial Services               270         10
                                                 ---------
Total Insurance carriers                                49
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
NONDEPOSITORY CREDIT INTERMEDIATION--12.8%
--------------------------------------------------------------------------------
Fannie Mae                                  310  $      25
Freddie Mac                                 360         23
                                                 ---------
Total Nondepository credit
    intermediation                                      48
                                                 ---------

--------------------------------------------------------------------------------
OTHER FINANCIAL INVESTMENT ACTIVITIES--2.1%
--------------------------------------------------------------------------------
Raymond James Financial                     310          8
                                                 ---------
Total Other financial investment
    activities                                           8
                                                 ---------

--------------------------------------------------------------------------------
SECURITY & COMMODITY CONTRACTS
    INTERMEDIATION & BROKERAGE--21.3%
--------------------------------------------------------------------------------
Charles Schwab                              860         10
Goldman Sachs Group                         270         19
Instinet Group*                             660          7
Lehman Brothers Holdings                    300         17
Merrill Lynch                               350         14
Morgan Stanley Dean Witter                  280         13
                                                 ---------
Total Security & commodity contracts
    intermediation & brokerage                          80
                                                 ---------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $374)                                        342
================================================================================


--------------------------------------------------------------------------------
TOTAL INVESTMENTS--91.0%
    (COST $374)                                        342
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--9.0%                 34
================================================================================

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100.0%                              $376
================================================================================

* Non-income producing security
Ltd. - Limited
The accompanying notes are an integral part of the financial statements.

84  TURNER FUNDS 2001 ANNUAL REPORT

SCHEDULE OF INVESTMENTS
TURNER NEW ENERGY & POWER TECHNOLOGY FUND
September 30, 2001

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--100.7%
--------------------------------------------------------------------------------
AGRICULTURE, CONSTRUCTION & MINING
    MACHINERY MANUFACTURING--3.6%
--------------------------------------------------------------------------------
Caterpillar                               1,020  $      46
                                                 ---------
Total Agriculture, construction & mining
    machinery manufacturing                             46
                                                 ---------

--------------------------------------------------------------------------------
BASIC CHEMICAL MANUFACTURING--4.2%
--------------------------------------------------------------------------------
Kerr-McGee                                1,050         55
                                                 ---------
Total Basic chemical manufacturing                      55
                                                 ---------

--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--0.9%
--------------------------------------------------------------------------------
Powerwave Technologies*                   1,000         12
                                                 ---------
Total Communications equipment
    manufacturing                                       12
                                                 ---------

--------------------------------------------------------------------------------
ELECTRIC POWER GENERATION,
    TRANSMISSION & DISTRIBUTION--21.4%
--------------------------------------------------------------------------------
Aquila*                                   1,300         28
Calpine*                                  5,000        114
Mirant*                                   2,400         53
NRG Energy*                               4,500         73
PG&E                                        650         10
                                                 ---------
Total Electric power generation,
    transmission & distribution                        278
                                                 ---------

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT MANUFACTURING--5.3%
--------------------------------------------------------------------------------
General Electric                            830         31
Powell Industries*                        1,700         38
                                                 ---------
Total Electrical equipment manufacturing                69
                                                 ---------

--------------------------------------------------------------------------------
ENGINE, TURBINE & POWER TRANSMISSION
    EQUIPMENT MANUFACTURING--7.1%
--------------------------------------------------------------------------------
Capstone Turbine*                        15,300         92
                                                 ---------
Total Engine, turbine & power transmission
    equipment manufacturing                             92
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
NATURAL GAS DISTRIBUTION--5.7%
--------------------------------------------------------------------------------
Kinder Morgan                             1,500  $      74
                                                 ---------
Total Natural gas distribution                          74
                                                 ---------

--------------------------------------------------------------------------------
NAVIGATIONAL/MEASURING/ELECTROMEDICAL/
    CONTROL INSTRUMENTS MANUFACTURING--2.5%
--------------------------------------------------------------------------------
Intermagnetics General*                   1,356         32
                                                 ---------
Total Navigational/measuring/
    electromedical/control
    instruments manufacturing                           32
                                                 ---------

--------------------------------------------------------------------------------
OIL & GAS EXTRACTION--20.4%
--------------------------------------------------------------------------------
EOG Resources                             2,000         58
Occidental Petroleum                      2,960         72
Petroquest Energy*                       13,800         69
Plains Resources*                         2,530         66
                                                 ---------
Total Oil & gas extraction                             265
                                                 ---------

--------------------------------------------------------------------------------
OTHER ELECTRICAL EQUIPMENT &
    COMPONENT MANUFACTURING--1.5%
--------------------------------------------------------------------------------
Active Power*                             4,000         20
                                                 ---------
Total Other electrical equipment &
    component manufacturing                             20
                                                 ---------

--------------------------------------------------------------------------------
OTHER FABRICATED METAL PRODUCT
    MANUFACTURING--3.7%
--------------------------------------------------------------------------------
Shaw Group*                               1,700         48
                                                 ---------
Total Other fabricated metal product
    manufacturing                                       48
                                                 ---------

--------------------------------------------------------------------------------
PETROLEUM & COAL PRODUCTS
    MANUFACTURING--5.6%
--------------------------------------------------------------------------------
Unocal                                    2,200         72
                                                 ---------
Total Petroleum & coal products
    manufacturing                                       72
                                                 ---------

                                              TURNER FUNDS 2001 ANNUAL REPORT 85

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS
TURNER NEW ENERGY & POWER TECHNOLOGY FUND

                                    Shares/face      Value
                                   amount (000)      (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--18.8%
--------------------------------------------------------------------------------
AstroPower*                               1,230  $      42
Cree*                                     1,780         26
Intersil, Cl A*                           2,000         56
Power Integrations*                       2,550         46
RF Micro Devices*                         2,850         47
Semtech*                                    950         27
                                                 ---------
Total Semiconductor & other electronic
    component manufacturing                            244
                                                 ---------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $1,430)                                    1,307
================================================================================

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.6%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter (A)
    2.750%, dated 09/28/01, matures
    10/01/01 repurchase price $7,666
    (collateralized by U.S. Treasury
    Obligations, total market
    value $7,855)                            $8          8
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $8)                                            8
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--101.3%
    (COST $1,438)                                    1,315
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--(1.3%)              (17)
================================================================================

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100.0%                            $1,298
================================================================================

* Non-income producing security
(A) Tri-party repurchase agreement
Cl - Class
The accompanying notes are an integral part of the financial statements.


86  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER HEALTHCARE & BIOTECHNOLOGY FUND
September 30, 2001

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--97.9%
--------------------------------------------------------------------------------
ADMINISTRATION OF HUMAN
    RESOURCE PROGRAMS--3.0%
--------------------------------------------------------------------------------
Express Scripts*                            650  $      36
                                                 ---------
Total Administration of human
    resource programs                                   36
                                                 ---------

--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--3.4%
--------------------------------------------------------------------------------
IMS Health                                1,590         40
                                                 ---------
Total Computer systems design &
    related services                                    40
                                                 ---------

--------------------------------------------------------------------------------
DRUGS & DRUGGISTS' SUNDRIES WHOLESALE--6.8%
--------------------------------------------------------------------------------
AmerisourceBergen*                          790         56
Henry Schein*                               400         15
Medicis Pharmaceutical, Cl A*               200         10
                                                 ---------
Total Drugs & druggists' sundries wholesale             81
                                                 ---------

--------------------------------------------------------------------------------
GENERAL MEDICAL & SURGICAL HOSPITALS--7.1%
--------------------------------------------------------------------------------
HCA 720                                      32
Tenet Healthcare*                           610         36
Universal Health Services, Cl B*            350         17
                                                 ---------
Total General medical & surgical hospitals              85
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL & DIAGNOSTIC LABORATORIES--6.8%
--------------------------------------------------------------------------------
Alliance Imaging*                           710         10
Laboratory Corporation of
    America Holdings*                       670         54
Quest Diagnostics*                          280         17
                                                 ---------
Total Medical & diagnostic laboratories                 81
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--19.3%
--------------------------------------------------------------------------------
Baxter International                        860         47
Bioject Medical Technologies*             2,200         23
Biomet                                      670         20
Cooper                                      520         24
Med-Design*                                 660         10
St. Jude Medical*                           640         44
Steris*                                     700         14
Varian Medical Systems*                     740         48
                                                 ---------
Total Medical equipment &
    supplies manufacturing                             230
                                                 ---------

                                                     Value
                                         Shares       000)
--------------------------------------------------------------------------------
NAVIGATIONAL/MEASURING/ELECTROMEDICAL/
    CONTROL INSTRUMENTS MANUFACTURING--2.1%
--------------------------------------------------------------------------------
Dentsply International                      540  $      25
                                                 ---------
Total Navigational/measuring/
    electromedical/control
    instruments manufacturing                           25
                                                 ---------

--------------------------------------------------------------------------------
NURSING CARE FACILITIES--1.4%
--------------------------------------------------------------------------------
Manor Care*                                 620         17
                                                 ---------
Total Nursing care facilities                           17
                                                 ---------

--------------------------------------------------------------------------------
OFFICES OF PHYSICIANS--1.7%
--------------------------------------------------------------------------------
Caremark Rx*                              1,180         20
                                                 ---------
Total Offices of physicians                             20
                                                 ---------

--------------------------------------------------------------------------------
OUTPATIENT CARE CENTERS--1.9%
--------------------------------------------------------------------------------
Healthsouth*                              1,420         23
                                                 ---------
Total Outpatient care centers                           23
                                                 ---------

--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--37.5%
--------------------------------------------------------------------------------
Abbott Laboratories                       1,370         71
American Home Products                      870         51
Amgen*                                      810         48
Andrx Group*                                720         47
Aviron*                                   1,010         25
Cell Therapeutics*                        1,100         26
King Pharmaceuticals*                       946         40
Pfizer                                    2,380         95
Pharmaceutical Resources*                   600         21
Shire Pharmaceuticals ADR*                  460         19
Vidamed*                                  1,090          4
                                                 ---------
Total Pharmaceutical & medicine
    manufacturing                                      447
                                                 ---------

--------------------------------------------------------------------------------
PROFESSIONAL & COMMERCIAL EQUIPMENT &
    SUPPLY WHOLESALE--2.8%
--------------------------------------------------------------------------------
Cytyc*                                    1,230         33
                                                 ---------
Total Professional & commercial
    equipment & supply wholesale                        33
                                                 ---------

                                              TURNER FUNDS 2001 ANNUAL REPORT 87

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER HEALTHCARE & BIOTECHNOLOGY FUND

                                    Shares/face      Value
                                   amount (000)      (000)
--------------------------------------------------------------------------------
SCIENTIFIC R&D SERVICES--4.1%
--------------------------------------------------------------------------------
Cephalon*                                   510  $      25
Idec Pharmaceuticals*                       490         24
                                                 ---------
Total Scientific r&d services                           49
                                                 ---------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $1,101)                                    1,167
================================================================================

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--1.3%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter (A)
    2.750%, dated 09/28/01, matures
    10/01/01, repurchase price $15,750
    (collateralized by U.S. Treasury
    Obligations, total market
    value $16,138)                          $16         16
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $16)                                          16
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--99.2%
    (COST $1,117)                                    1,183
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--0.8%                   9
================================================================================


                                                     Value
                                                     (000)
--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital of Class II Shares
    (unlimited authorization--no par value)
    based on 106,972 outstanding shares
    of beneficial interest                         $ 1,123
Accumulated net realized gain
    on investments                                       3
Net unrealized appreciation
    on investments                                      66
--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                              $1,192
================================================================================

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE--CLASS II SHARES                $11.15
================================================================================

* Non-income producing security
(A) Tri-party repurchase agreement
ADR - American depositary receipt
Cl - Class
The accompanying notes are an integral part of the financial statements.


88  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER TAX MANAGED U.S. EQUITY FUND
September 30, 2001

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--98.3%
--------------------------------------------------------------------------------
ACTIVITIES RELATED TO CREDIT INTERMEDIATION--0.6%
--------------------------------------------------------------------------------
Concord EFS*                                790  $      39
                                                 ---------
Total Activities related to credit
    intermediation                                      39
                                                 ---------

--------------------------------------------------------------------------------
BASIC CHEMICAL MANUFACTURING--0.9%
--------------------------------------------------------------------------------
Air Products & Chemicals                  1,570         61
                                                 ---------
Total Basic chemical manufacturing                      61
                                                 ---------

--------------------------------------------------------------------------------
BEVERAGE MANUFACTURING--5.3%
--------------------------------------------------------------------------------
Anheuser-Busch                            1,570         66
Coca-Cola                                 2,460        115
Pepsico                                   3,900        189
                                                 ---------
Total Beverage manufacturing                           370
                                                 ---------

--------------------------------------------------------------------------------
BUILDING MATERIAL & SUPPLIES DEALERS--2.9%
--------------------------------------------------------------------------------
Home Depot                                5,220        200
                                                 ---------
Total Building material &
    supplies dealers                                   200
                                                 ---------

--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--3.2%
--------------------------------------------------------------------------------
Cisco Systems*                            8,420        103
Polycom*                                  1,200         29
Qualcomm*                                 1,900         90
                                                 ---------
Total Communications equipment
    manufacturing                                      222
                                                 ---------

--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--1.7%
--------------------------------------------------------------------------------
Dell Computer*                            4,570         85
EMC-Mass                                  3,000         35
                                                 ---------
Total Computer & peripheral equipment
    manufacturing                                      120
                                                 ---------

--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--1.3%
--------------------------------------------------------------------------------
DST Systems*                                900         39
Sungard Data Systems*                     2,300         54
                                                 ---------
Total Computer systems design &
    related services                                    93
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
CONVERTED PAPER PRODUCT MANUFACTURING--1.2%
--------------------------------------------------------------------------------
Minnesota Mining & Manufacturing            820  $      81
                                                 ---------
Total Converted paper product
    manufacturing                                       81
                                                 ---------

--------------------------------------------------------------------------------
DATA PROCESSING SERVICES--0.9%
--------------------------------------------------------------------------------
Fiserv*                                   1,755         60
                                                 ---------
Total Data processing services                          60
                                                 ---------

--------------------------------------------------------------------------------
DEPARTMENT STORES--1.5%
--------------------------------------------------------------------------------
Kohls*                                    2,230        107
                                                 ---------
Total Department stores                                107
                                                 ---------

--------------------------------------------------------------------------------
DEPOSITORY CREDIT INTERMEDIATION--8.7%
--------------------------------------------------------------------------------
Bank of America                           1,200         70
Citigroup                                 5,940        241
IndyMac Bancorp*                          3,290         89
JP Morgan Chase                           1,850         63
TCF Financial                             1,770         82
Washington Mutual                         1,600         62
                                                 ---------
Total Depository credit intermediation                 607
                                                 ---------

--------------------------------------------------------------------------------
DRUGS & DRUGGISTS' SUNDRIES WHOLESALE--1.6%
--------------------------------------------------------------------------------
AmerisourceBergen*                        1,540        109
                                                 ---------
Total Drugs & druggists' sundries wholesale            109
                                                 ---------

--------------------------------------------------------------------------------
ELECTRIC POWER GENERATION,
    TRANSMISSION & DISTRIBUTION--3.2%
--------------------------------------------------------------------------------
Calpine*                                  2,000         46
Dominion Resources                        1,500         89
TXU                                       1,900         88
                                                 ---------
Total Electric power generation,
    transmission & distribution                        223
                                                 ---------

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT MANUFACTURING--2.8%
--------------------------------------------------------------------------------
General Electric                          5,130        191
                                                 ---------
Total Electrical equipment manufacturing               191
                                                 ---------

--------------------------------------------------------------------------------
ELECTRONIC SHOPPING & MAIL-ORDER HOUSES--0.6%
--------------------------------------------------------------------------------
eBay*                                       900         41
                                                 ---------
Total Electronic shopping &
    mail-order houses                                   41
                                                 ---------


                                              TURNER FUNDS 2001 ANNUAL REPORT 89

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER TAX MANAGED U.S. EQUITY FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
ELECTRONICS & APPLIANCE STORES--1.1%
--------------------------------------------------------------------------------
Best Buy*                                   640  $      29
CDW Computer Centers*                     1,330         48
                                                 ---------
Total Electronics & appliance stores                    77
                                                 ---------

--------------------------------------------------------------------------------
GENERAL MEDICAL & SURGICAL HOSPITALS--2.3%
--------------------------------------------------------------------------------
HCA                                       1,460         65
Tenet Healthcare*                         1,600         95
                                                 ---------
Total General medical & surgical hospitals             160
                                                 ---------

--------------------------------------------------------------------------------
GRAIN & OILSEED MILLING--0.6%
--------------------------------------------------------------------------------
General Mills                               980         45
                                                 ---------
Total Grain & oilseed milling                           45
                                                 ---------

--------------------------------------------------------------------------------
GROCERY STORES--0.6%
--------------------------------------------------------------------------------
Kroger*                                   1,620         40
                                                 ---------
Total Grocery stores                                    40
                                                 ---------

--------------------------------------------------------------------------------
HOME FURNISHINGS STORES--0.5%
--------------------------------------------------------------------------------
Bed Bath & Beyond*                        1,330         34
                                                 ---------
Total Home furnishings stores                           34
                                                 ---------

--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY MANUFACTURING--0.5%
--------------------------------------------------------------------------------
Lam Research*                             2,270         38
                                                 ---------
Total Industrial machinery manufacturing                38
                                                 ---------

--------------------------------------------------------------------------------
INFORMATION SERVICES--3.1%
--------------------------------------------------------------------------------
AOL Time Warner*                          6,450        213
                                                 ---------
Total Information services                             213
                                                 ---------

--------------------------------------------------------------------------------
INSURANCE CARRIERS--1.9%
--------------------------------------------------------------------------------
American International Group              1,650        129
                                                 ---------
Total Insurance carriers                               129
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--2.0%
--------------------------------------------------------------------------------
Baxter International                      1,470         81
Varian Medical Systems*                     950         61
                                                 ---------
Total Medical equipment &
    supplies manufacturing                             142
                                                 ---------

--------------------------------------------------------------------------------
MOTION PICTURE & VIDEO INDUSTRIES--1.2%
--------------------------------------------------------------------------------
Clear Channel Communications*             2,160         86
                                                 ---------
Total Motion picture & video industries                 86
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
NATURAL GAS DISTRIBUTION--0.6%
--------------------------------------------------------------------------------
Kinder Morgan                               810  $      40
                                                 ---------
Total Natural gas distribution                          40
                                                 ---------

--------------------------------------------------------------------------------
NONDEPOSITORY CREDIT INTERMEDIATION--2.6%
--------------------------------------------------------------------------------
Fannie Mae                                1,530        122
Freddie Mac                                 900         58
                                                 ---------
Total Nondepository credit intermediation              180
                                                 ---------

--------------------------------------------------------------------------------
OIL & GAS EXTRACTION--1.4%
--------------------------------------------------------------------------------
Murphy Oil                                  600         43
Occidental Petroleum                      2,360         57
                                                 ---------
Total Oil & gas extraction                             100
                                                 ---------

--------------------------------------------------------------------------------
OTHER FOOD MANUFACTURING--1.1%
--------------------------------------------------------------------------------
Kraft Foods, Cl A*                        2,240         77
                                                 ---------
Total Other food manufacturing                          77
                                                 ---------

--------------------------------------------------------------------------------
OTHER GENERAL MERCHANDISE STORES--1.7%
--------------------------------------------------------------------------------
Wal-Mart Stores                           2,400        119
                                                 ---------
Total Other general merchandise stores                 119
                                                 ---------

--------------------------------------------------------------------------------
OTHER GENERAL PURPOSE MACHINERY
    MANUFACTURING--0.8%
--------------------------------------------------------------------------------
SPX*                                        700         58
                                                 ---------
Total Other general purpose machinery
    manufacturing                                       58
                                                 ---------

--------------------------------------------------------------------------------
OTHER NONMETALLIC MINERAL PRODUCT
    MANUFACTURING--0.9%
--------------------------------------------------------------------------------
Cabot Microelectronics*                   1,290         62
                                                 ---------
Total Other nonmetallic mineral
    product manufacturing                               62
                                                 ---------

--------------------------------------------------------------------------------
OUTPATIENT CARE CENTERS--0.6%
--------------------------------------------------------------------------------
Healthsouth*                              2,450         40
                                                 ---------
Total Outpatient care centers                           40
                                                 ---------

--------------------------------------------------------------------------------
PETROLEUM & COAL PRODUCTS MANUFACTURING--5.4%
--------------------------------------------------------------------------------
Chevron                                   1,900        161
Exxon Mobil                               4,150        163
Unocal                                    1,500         49
                                                 ---------
Total Petroleum & coal products
    manufacturing                                      373
                                                 ---------

90  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
TURNER TAX MANAGED U.S. EQUITY FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--10.5%
--------------------------------------------------------------------------------
Abbott Laboratories                       2,910  $     151
American Home Products                    2,150        125
Amgen*                                    2,090        123
King Pharmaceuticals*                     1,810         76
Pfizer                                    6,380        256
                                                 ---------
Total Pharmaceutical & medicine
    manufacturing                                      731
                                                 ---------

--------------------------------------------------------------------------------
SECURITY & COMMODITY CONTRACTS
    INTERMEDIATION & BROKERAGE--3.9%
--------------------------------------------------------------------------------
Goldman Sachs Group                       1,510        108
Lehman Brothers Holdings                  1,750         99
Morgan Stanley Dean Witter                1,380         64
                                                 ---------
Total Security & commodity contracts
    intermediation & brokerage                         271
                                                 ---------

--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--9.5%
--------------------------------------------------------------------------------
Altera*                                   2,660         44
Analog Devices*                           1,300         43
Applied Materials*                        1,900         54
Broadcom, Cl A*                           2,400         49
Flextronics International Ltd.*           1,700         28
Intel                                     7,410        151
Micron Technology*                        5,300        100
RF Micro Devices*                         2,000         33
Texas Instruments                         3,400         85
Tyco International Ltd.                   1,640         75
                                                 ---------
Total Semiconductor & other electronic
    component manufacturing                            662
                                                 ---------

--------------------------------------------------------------------------------
SOAP, CLEANERS & TOILET PREPARATION
    MANUFACTURING--1.3%
--------------------------------------------------------------------------------
Procter & Gamble                          1,210         88
                                                 ---------
Total Soap, cleaners & toilet
    preparation manufacturing                           88
                                                 ---------

--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--1.8%
--------------------------------------------------------------------------------
Electronic Arts*                            730         33
VeriSign*                                 2,250         94
                                                 ---------
Total Software publishers                              127
                                                 ---------

                                    Shares/face      Value
                                   amount (000)      (000)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--6.0%
--------------------------------------------------------------------------------
AT&T Wireless Services*                   7,430  $     111
SBC Communications                        1,960         92
Sprint (PCS Group)*                       3,990        105
Verizon Communications                    1,990        108
                                                 ---------
Total Telecommunications                               416
                                                 ---------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $7,986)                                    6,832
================================================================================

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--3.2%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter (A)
    2.750%, dated 09/28/01, matures
    10/01/01, repurchase price $224,894
    (collateralized by U.S. Treasury
    Obligations, total market
    value $230,437)                        $225        225
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $225)                                        225
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--101.5%
    (COST $8,211)                                    7,057
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--(1.5%)
--------------------------------------------------------------------------------
Payable for investment securities purchased           (405)
Other assets and liabilities, net purchased            297
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES, NET               (108)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital of Class II Shares
    (unlimited authorization--no par value)
    based on 849,940 outstanding shares
    of beneficial interest                           8,622
Accumulated net realized loss on investments          (519)
Net unrealized depreciation on investments          (1,154)
--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                               $6,949
================================================================================

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE--CLASS II SHARES                 $8.18
================================================================================

* Non-income producing security
(A) Tri-party repurchase agreement
Cl - Class
The accompanying notes are an integral part of the financial statements.

                                              TURNER FUNDS 2001 ANNUAL REPORT 91

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER CORE PLUS FIXED INCOME FUND
September 30, 2001

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--23.0%
--------------------------------------------------------------------------------
U.S. Treasury Bonds
    8.125%, 05/15/21                    $   750    $   993
    7.500%, 11/15/16                      1,000      1,229
    7.250%, 05/15/16                      2,000      2,404
    7.250%, 08/15/22                        900      1,100
    6.375%, 08/15/27                      1,000      1,120
U.S. Treasury STRIPS
    0.000%, 05/15/20                      2,900        995
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (COST $7,478)                                    7,841
================================================================================

--------------------------------------------------------------------------------
GOVERNMENT AGENCY OBLIGATIONS--2.6%
--------------------------------------------------------------------------------
FNMA, MTN
    6.920%, 03/19/07                        555        616
Private Export Funding
    6.620%, 10/01/05                        250        272
--------------------------------------------------------------------------------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
    (COST $847)                                        888
================================================================================

--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
    SECURITIES--17.5%
--------------------------------------------------------------------------------
FHLMC CMO/REMIC
    Ser 1546, Cl H
    7.000%, 12/15/22                        390        407
    Ser 1561, Cl H
    6.500%, 05/15/08                        750        785
FHLMC
    Pool #277449
    8.500%, 09/01/09                          4          5
FNMA CMO/REMIC
    Ser 1994-17, Cl H
    6.000%, 02/25/09                        750        778
    Ser G93-21, Cl VE
    6.600%, 11/25/07                        184        188
FNMA
    Pool #369214
    5.000%, 04/01/09                        261        260
    Pool #535301
    6.500%, 04/01/15                        954        987
GNMA
    Pool #13125
    8.000%, 10/15/06                         18         19
    Pool #187899
    8.000%, 05/15/17                         86         90
    Pool #196477
    10.000%, 04/15/10                        53         61

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
Pool #202886
    8.000%, 03/15/17                    $   114   $    120
    Pool #221235
    8.500%, 07/15/17                         64         67
    Pool #331786
    8.000%, 08/15/22                        113        118
    Pool #376400
    6.500%, 02/15/24                        641        654
    Pool #781231
    7.000%, 12/15/30                      1,377      1,428

--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
    SECURITIES (COST $5,792)                         5,967
================================================================================

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--55.3%
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION PRODUCTS--0.6%
--------------------------------------------------------------------------------
Masco
    6.125%, 09/15/03                        200        206
                                                  --------
Total Building & construction
    products                                           206
                                                  --------

--------------------------------------------------------------------------------
COSMETICS & TOILETRIES--3.7%
--------------------------------------------------------------------------------
Dial
    7.000%, 08/15/06                      1,250      1,258
                                                  --------
Total Cosmetics & toiletries                         1,258
                                                  --------

--------------------------------------------------------------------------------
DATA PROCESSING--2.2%
--------------------------------------------------------------------------------
First Data, Ser D, MTN
    5.800%, 12/15/08                        750        741
                                                  --------
Total Data processing                                  741
                                                  --------

--------------------------------------------------------------------------------
ELECTRICAL PRODUCTS & SERVICES--4.0%
--------------------------------------------------------------------------------
Emerson Electric
    7.125%, 08/15/10                      1,250      1,356
                                                  --------
Total Electrical products & services                 1,356
                                                  --------

--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO--6.0%
--------------------------------------------------------------------------------
Anheuser-Busch
    6.750%, 08/01/03                        750        802
Canandaigua Brands
    8.750%, 12/15/03                      1,250      1,250
                                                  --------
Total Food, beverage & tobacco                       2,052
                                                  --------

--------------------------------------------------------------------------------
GAS/NATURAL GAS--12.7%
--------------------------------------------------------------------------------
Amoco Canada
    6.750%, 02/15/05                      1,500      1,605
Chevron
    8.110%, 12/01/04                        300        324


92  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER CORE PLUS FIXED INCOME FUND

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
Columbia Gas Systems, Ser B
    6.610%, 11/28/02                     $1,000   $  1,031
Natural Fuel Gas, Ser D, MTN
    6.303%, 05/27/08                      1,350      1,373
                                                  --------
Total Gas/natural gas                                4,333
                                                  --------

--------------------------------------------------------------------------------
HOTELS & LODGING--1.9%
--------------------------------------------------------------------------------
La Quinta Properties
    7.250%, 03/15/04                        700        630
                                                  --------
Total Hotels & lodging                                 630
                                                  --------

--------------------------------------------------------------------------------
INSURANCE--3.1%
--------------------------------------------------------------------------------
Marsh & McLennan
    6.625%, 06/15/04                      1,000      1,061
                                                  --------
Total Insurance                                      1,061
                                                  --------

--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES--4.4%
--------------------------------------------------------------------------------
Abbott Laboratories
    5.600%, 10/01/03                        700        728
Eli Lilly
    8.125%, 12/01/01                        250        252
Zeneca Wilmington
    6.300%, 06/15/03                        500        523
                                                  --------
Total Medical products & services                    1,503
                                                  --------

--------------------------------------------------------------------------------
RETAIL--3.5%
--------------------------------------------------------------------------------
Wal-Mart Stores
    6.875%, 08/10/09                      1,100      1,191
                                                  --------
Total Retail                                         1,191
                                                  --------

--------------------------------------------------------------------------------
SPECIAL PURPOSE ENTITY--1.5%
--------------------------------------------------------------------------------
Texaco Capital, MTN
    7.420%, 07/15/02                        500        517
                                                  --------
Total Special purpose entity                           517
                                                  --------

--------------------------------------------------------------------------------
TRUCKING--2.3%
--------------------------------------------------------------------------------
JB Hunt Transportation Services
    6.250%, 09/01/03                        750        770
                                                  --------
Total Trucking                                         770
                                                  --------

--------------------------------------------------------------------------------
UTILITIES--4.2%
--------------------------------------------------------------------------------
Northern States Power of Minnesota
    7.875%, 10/01/01                        650        650
    5.875%, 03/01/03                        750        772
                                                  --------
Total Utilities                                      1,422
                                                  --------

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
WHOLESALE--5.2%
--------------------------------------------------------------------------------
Sysco
    6.500%, 06/15/05                    $   750  $     795
    7.250%, 04/15/07                        405        443
    7.160%, 04/15/27                        500        545
                                                  --------
Total Wholesale                                      1,783
                                                  --------

--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (COST $18,056)                                  18,823
================================================================================

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--3.8%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter (A)
    2.750%, dated 09/28/01, matures
    10/01/01, repurchase price $1,299,543
    (collateralized by U.S. Treasury
    Obligations, total market
    value $1,331,570)                     1,299      1,299

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
    (COST $1,299)                                    1,299
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--102.2%
    (COST $33,472)                                  34,818
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--(2.2%)             (744)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization--no par value)
    based on 3,341,399 outstanding shares
    of beneficial interest                          32,798
Accumulated net investment loss                         (2)
Accumulated net realized loss on investments(68)
Net unrealized appreciation on investments           1,346

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                             $34,074
================================================================================

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE--CLASS I SHARES                 $10.20
================================================================================

(A) Tri-party repurchase agreement
Cl - Class
CMO - Collateralized mortgage obligation
FHLMC - Federal home loan mortgage corporation
FNMA - Federal national mortgage association
GNMA - Government national mortgage association
MTN - Medium term note
REMIC - Real estate mortgage investment conduit
Ser - Series
STRIPS - Separately traded registered interest and principal securities Theaccompanying notes are an integral part of the financial statements.

                                              TURNER FUNDS 2001 ANNUAL REPORT 93

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER CORE HIGH QUALITY FIXED INCOME FUND
September 30, 2001

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--37.8%
--------------------------------------------------------------------------------
U.S. Treasury Bonds
    6.000%, 02/15/26                    $   225   $    240
    7.500%, 11/15/16                        100        123
U.S. Treasury Notes
    5.000%, 02/15/11                         90         92
    7.000%, 07/15/06                        535        606
U.S. Treasury Notes TIPS
    3.625%, 01/15/08                        764        793
U.S. Treasury STRIPS
    0.000%, 05/15/21                      1,070        345
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (COST $2,128)                                    2,199
================================================================================

--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
    SECURITIES--60.7%
--------------------------------------------------------------------------------
FHLMC CMO/REMIC
    Ser 1538, Cl J
    6.500%, 06/15/08                        160        169
    Ser 161, Cl F
    9.500%, 06/15/06                        165        168
    Ser 2115, Cl BJ
    6.000%, 03/15/28                        175        174
FNMA CMO/REMIC
    Ser 1994-27, Cl PJ
    6.500%, 06/25/23                        680        713
    Ser 1999-15, Cl PC
    6.000%, 09/25/18                        135        137
FNMA
    Pool #250477
    6.000%, 01/01/11                         56         57
    Pool #448770
    6.500%, 07/01/29                        206        210
    Pool #540607
    7.500%, 06/01/30                         61         63
    Pool #545123
    6.500%, 08/01/31                        160        162
    Pool #573559
    6.000%, 03/01/31                        206        205
    Pool #581334
    7.000%, 05/01/31                        401        415

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
    Pool #592533
    6.500%, 06/01/16                  $     366   $    377
    Pool #7239
    8.000%, 08/01/08                        462        494
GNMA ARM
    Pool #8266
    6.750%, 09/20/17                        138        142
GNMA
    Pool #505830
    7.500%, 09/15/29                         36         38
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-
    BACKED SECURITIES (COST $3,362)                  3,524
================================================================================

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--0.6%
--------------------------------------------------------------------------------
MORTGAGE RELATED--0.6%
--------------------------------------------------------------------------------
Goldman Sachs Mortgage Securities II,
    Ser 1998-C1, Cl A1
    6.060%, 10/18/30                         34         36
                                                  --------
Total Mortgage related                                  36
                                                  --------

--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (COST $34)                                          36
================================================================================

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--8.2%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter (A)
    2.750%, dated 09/28/01, matures
    10/01/01, repurchase price $475,529
    (collateralized by U.S. Treasury
    Obligations total market
    value $487,248)                         475        475
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
    (COST $475)                                        475
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--107.3%
    (COST $5,999)                                    6,234
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--(7.3%)
--------------------------------------------------------------------------------
Payable for investment securities purchased           (636)
Other assets and liabilities, net                      213
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES, NET               (423)
================================================================================

94  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER CORE HIGH QUALITY FIXED INCOME FUND
                                                    Value
                                                    (000)
--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization--no par value)
    based on 551,670 outstanding shares
    of beneficial interest                         $ 5,351
Undistributed net investment income                     20
Accumulated net realized gain on investments           205
Net unrealized appreciation on investments             235
--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                              $5,811
================================================================================

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE--CLASS I SHARES                 $10.53
================================================================================

(A) Tri-party repurchase agreement
ARM - Adjustable rate mortgage
Cl - Class
CMO - Collateralized mortgage obligation
FHLMC - Federal home loan mortgage corporation
FNMA - Federal national mortgage association
GNMA - Government national mortgage association
REMIC - Real estate mortgage investment conduit
Ser - Series
STRIPS - Separately traded registered interest and principal securities TIPS - Treasury inflation protection securities
The accompanying notes are an integral part of the financial statements.

                                              TURNER FUNDS 2001 ANNUAL REPORT 95

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER ULTRA SHORT DURATION FIXED INCOME FUND
September 30, 2001

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--15.4%
--------------------------------------------------------------------------------
U.S. Treasury Bonds
    11.625%, 11/15/02                  $  2,370   $  2,605
U.S. Treasury Notes
    6.000%, 08/15/04                      2,000      2,148
    6.250%, 08/31/02                      2,550      2,636
U.S. Treasury Notes TIPS
    3.625, 01/15/08                       7,671      7,964
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (COST $15,235)                                  15,353
================================================================================

--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
    SECURITIES--48.7%
--------------------------------------------------------------------------------
FHLMC CMO/REMIC (A)
    Ser 1544, Cl L
    4.010%, 07/15/08                        884        876
    Ser 1862, Cl FD
    4.250%, 12/15/22                          8          8
    Ser 1900, Cl FA
    4.050%, 03/15/09                         39         39
FHLMC CMO/REMIC
    Ser 1106, Cl E
    7.500%, 07/15/06                         47         47
    Ser 1416, Cl PG
    6.500%, 07/15/18                         24         24
    Ser 1457, Cl PH
    7.000%, 06/15/06                         14         14
    Ser 1468, Cl G
    7.000%, 06/15/18                      3,825      3,854
    Ser 1501, Cl G
    6.400%, 05/15/18                        102        102
    Ser 1515, Cl G
    6.500%, 02/15/08                      1,000      1,042
    Ser 1526, Cl G
    6.250%, 07/15/18                        364        368
    Ser 1541, Cl F
    6.250%, 05/15/19                        831        842
    Ser 1551, Cl E
    6.500%, 09/15/07                      1,938      1,975
    Ser 1555, Cl PE
    6.150%, 03/15/08                      3,555      3,626
    Ser 1573, Cl PG
    6.000%, 03/15/20                        473        481
    Ser 1583, Cl G
    6.250%, 01/15/20                        468        476

--------------------------------------------------------------------------------
                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
    Ser 1588, Cl PG
    6.000%, 11/15/20                   $    897    $   912
    Ser 1609, Cl F
    6.000%, 06/15/19                        568        577
    Ser 161, Cl F
    9.500%, 06/15/06                         39         40
    Ser 1849, Cl VB
    6.000%, 12/15/10                        750        763
    Ser 2043, Cl CD
    6.000%, 09/15/16                      4,408      4,488
    Ser 2114, Cl QB
    5.750%, 02/15/14                      4,000      4,071
    Ser 2126, Cl GA
    5.500%, 10/15/06                      1,843      1,866
    Ser 2134, Cl PE
    6.000%, 08/15/08                      2,529      2,594
    Ser 2363, Cl PU
    6.000%, 09/15/16                      2,119      2,136
    Ser 28, Cl PB
    6.400%, 03/25/20                      1,714      1,761
FHLMC
    Pool #184967
    7.750%, 08/01/08                        210        222
FNMA CMO/REMIC (A)
    Ser 1993-173, Cl F
    3.188%, 09/25/08                        887        891
    Ser 1993-76, Cl F
    3.188%, 06/25/08                        262        262
FNMA CMO/REMIC
    Ser 1992-193, Cl HC
    7.000%, 01/25/07                        935        957
    Ser 1993-118, Cl G
    6.500%, 11/25/06                        834        845
    Ser 1993-55, Cl G
    5.000%, 09/25/06                         51         51
    Ser 1993-60, Cl B
    6.500%, 07/25/20                        692        702
    Ser 1997-36, Cl G
    6.500%, 04/18/21                      2,000      2,016
    Ser 1998-15, Cl PK
    6.000%, 07/18/18                      2,650      2,704
FNMA
    Pool #190107
    6.000%, 11/01/03                        515        525
    Pool #50984
    6.000%, 02/01/04                        529        539


96  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER ULTRA SHORT DURATION FIXED INCOME FUND

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
    Pool #77593
    8.000%, 09/01/13                    $   291   $    312
GNMA ARM (A)
    Pool #8103
    6.375%, 02/20/16                        176        179
    Pool #8108
    6.375%, 03/20/16                        214        217
    Pool #8111
    6.375%, 03/20/16                        736        748
    Pool #8254
    7.750%, 08/20/17                        662        680
    Pool #8266
    7.750%, 09/20/17                        369        381
    Pool #8287
    7.625%, 11/20/17                        215        222
    Pool #8297
    7.625%, 12/20/17                        369        380
    Pool #8321
    6.375%, 02/20/18                        684        694
    Pool #8333
    6.375%, 03/20/18                        522        530
    Pool #8345
    6.375%, 04/20/18                        258        264
    Pool #8366
    6.375%, 06/20/18                        307        313
    Pool #8392
    7.750%, 08/20/18                        315        324
    Pool #8404
    7.750%, 09/20/18                         22         22
    Pool #8405
    7.750%, 09/20/18                         51         53
    Pool #8462
    6.375%, 02/20/19                         28         28
    Pool #8489
    6.375%, 04/20/19                        426        435
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-
    BACKED BONDS (COST $48,075)                     48,478
================================================================================

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--5.2%
--------------------------------------------------------------------------------
CREDIT CARDS--2.0%
--------------------------------------------------------------------------------
Dayton Hudson Credit Card
    Master Trust,
    Ser 1997-1, Cl A
    6.250%, 08/25/05                      1,000      1,032

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
Sears Credit Card Master Trust,
    Ser 1997-1, Cl A
    6.200%, 07/16/07               $        917  $     940
                                                 ---------
Total Credit Cards                                   1,972
                                                 ---------

--------------------------------------------------------------------------------
MORTGAGE RELATED--3.2%
--------------------------------------------------------------------------------
Enterprise Mortgage Acceptance, CMO,
    Ser 1998-1, Cl A1 (B)
    6.110%, 07/15/03                        811        811
General Electric Capital
    Mortgage Services,
    Ser 1999-11, Cl A2
    6.000%, 07/25/29                        500        507
Residential Funding Mortgage
    Securities Trust I,
    Ser 1992-S39, Cl A8
    7.500%, 11/25/07                        371        371
Vendee Mortgage Trust,
    Ser 1996-3, Cl 2H
    7.750%, 12/15/03                      1,473      1,539
                                                 ---------
Total Mortgage Related                               3,228
                                                 ---------

--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (COST $5,112)                                    5,200
================================================================================

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--29.1%
--------------------------------------------------------------------------------
ABN-AMRO (C)
    3.250%, dated 09/28/01,
    matures 10/01/01, repurchase
    price $13,515,490 (collateralized
    by Corporate Obligations, total
    market value $13,782,512)            13,512     13,512
JPMorgan Chase (C)
    3.250%, dated 09/28/01,
    matures 10/01/01, repurchase
    price $15,494,468 (collateralized
    by FNMA, total market
    value $15,801,346)                   15,490     15,490
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
    (COST $29,002)                                  29,002
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--98.4%
    (COST $97,424)                                  98,033
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--1.6%              1,604
================================================================================

                                              TURNER FUNDS 2001 ANNUAL REPORT 97

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER ULTRA SHORT DURATION FIXED INCOME FUND

                                                    Value
                                                    (000)
--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization--no par value)
    based on 9,151,926 outstanding shares
    of beneficial interest                         $92,800
Portfolio capital of Class II Shares
    (unlimited authorization--no par value)
    based on 595,104 outstanding shares
    of beneficial interest                           5,994
Undistributed net investment income                    100
Accumulated net realized gain
    on investments                                     134
Net unrealized appreciation on investments             609
--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                             $99,637
================================================================================

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE--CLASS I SHARES                 $10.22
================================================================================

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE--CLASS II SHARES                $10.26
================================================================================

(A) Floating Rate Security - The rate reflected is the rate in effect on September 30, 2001.
(B) Security sold within terms of private placement memorandum, exempt from registration under Section 144A of the Securities Exchange Act of 1933, as amended, and may be sold only to dealers in that program or other qualified investors.
(C) Tri-party repurchase agreement
ARM - Adjustable rate mortgage
Cl - Class
CMO - Collateralized mortgage obligation
FHLMC - Federal home loan mortgage corporation
FNMA - federal national mortgage association
GNMA - Government national mortgage association
REMIC - Real estate mortgage investment conduit
Ser - Series
TIPS - Treasury inflation protection securities
The accompanying notes are an integral part of the financial statements.


98  TURNER FUNDS 2001 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER SHORT DURATION FIXED INCOME FUND
September 30, 2001


                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--29.9%
--------------------------------------------------------------------------------
U.S. Treasury Bonds
    11.625%, 11/15/02                    $1,010   $  1,110
U.S. Treasury Notes
    7.000%, 07/15/06                      4,736      5,362
    6.250%, 08/31/02                      2,600      2,688
    6.000%, 08/15/04                      4,640      4,983
U.S. Treasury Notes TIPS
    3.625%, 01/15/08                      8,429      8,751
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (COST $22,466)                                  22,894
================================================================================

--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
    SECURITIES--47.4%
--------------------------------------------------------------------------------
FHLMC CMO/REMIC (A)
    Ser 1862, Cl FD
    4.250%, 12/15/22                         44         44
    Ser 1900, Cl FA
    4.050%, 03/15/09                        353        354
FHLMC CMO/REMIC
    Ser 1093, Cl F
    7.500%, 06/15/06                        201        208
    Ser 1411, Cl G
    6.500%, 07/15/18                         32         33
    Ser 1457, Cl PH
    7.000%, 06/15/06                         86         87
    Ser 1501, Cl G
    6.400%, 05/15/18                         36         36
    Ser 1515, Cl G
    6.500%, 02/15/08                      2,200      2,291
    Ser 1555, Cl PE
    6.150%, 03/15/08                      1,144      1,167
    Ser 161, Cl F
    9.500%, 06/15/06                        935        957
    Ser 1849, Cl VB
    6.000%, 12/15/10                        754        767
    Ser 2043, Cl CD
    6.000%, 09/15/16                        922        938
    Ser 2125, Cl TB
    6.000%, 10/15/08                      3,000      3,103
FHLMC
    Pool #10288
    6.000%, 09/01/09                        265        273
    Pool #10446
    6.500%, 02/01/11                        545        569

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
    Pool #34889
    7.500%, 12/01/29                    $   285   $    297
    Pool #00575
    7.000%, 10/01/13                      2,410      2,511
FNMA CMO/REMIC
    Ser 1991-133, Cl Z
    8.000%, 09/25/06                      1,430      1,501
    Ser 1991-72, Cl G
    8.000%, 07/25/06                        165        173
    Ser 1993-106, Cl D
    6.650%, 12/25/11                        244        245
    Ser 1993-18, Cl PK
    6.500%, 02/25/08                        711        748
    Ser 1993-198, Cl K
    6.000%, 12/25/22                        834        854
    Ser 1998-15, Cl PK
    6.000%, 07/18/18                      2,060      2,102
    Ser 1998-36, Cl PA
    6.250%, 07/18/13                        306        309
    Ser 1999-51, Cl LC
    6.500%, 03/25/18                      1,500      1,558
FNMA
    Pool #303096
    7.500%, 12/01/09                        828        873
    Pool #562202
    8.000%, 01/01/31                      1,063      1,115
    Pool #608464
    6.000%, 10/01/16                      1,100      1,119
    Pool #250477
    6.000%, 01/01/11                        200        206
    Pool #253192
    7.000%, 04/01/15                      1,090      1,134
    Pool #501941
    7.000%, 03/01/15                        543        565
    Pool #523310
    7.000%, 11/01/14                        306        319
    Pool #529057
    7.000%, 03/01/15                      1,030      1,071
    Pool #534130
    7.000%, 03/01/15                        341        354
    Pool #550873
    7.000%, 10/01/15                         52         54
    Pool #566633
    7.000%, 02/01/16                         65         67
    Pool #568786
    7.000%, 06/01/31                        214        222


                                              TURNER FUNDS 2001 ANNUAL REPORT 99

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SHORT DURATION FIXED INCOME FUND

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
    Pool #6222
    9.000%, 04/01/16                    $   181   $    199
    Pool #7239
    8.000%, 08/01/08                        571        611
    Pool #8245
    8.000%, 12/01/08                        356        379
GNMA ARM (A)
    Pool #8108
    6.375%, 03/20/16                        946        962
    Pool #8254
    7.750%, 08/20/17                        622        639
    Pool #8266
    7.750%, 09/20/17                        474        488
    Pool #8320
    6.375%, 02/20/18                        462        470
    Pool #8426
    7.625%, 11/20/18                        133        137
GNMA
    Pool #2707
    5.500%, 01/20/14                         59         59
    Pool #2802
    5.500%, 07/20/14                         59         59
    Pool #2843
    5.500%, 11/20/14                        765        769
    Pool #351122
    6.500%, 07/15/08                        357        371
    Pool #357343
    6.500%, 10/15/08                        146        153
    Pool #462486
    6.500%, 01/15/13                      1,021      1,061
    Pool #68224
    8.000%, 06/15/12                        665        717
    Pool #814
    8.000%, 08/20/17                        887        947
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
    SECURITIES (COST $35,302)                       36,245
================================================================================

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--11.6%
--------------------------------------------------------------------------------
CREDIT CARDS--1.2%
--------------------------------------------------------------------------------
Dayton Hudson Credit Card
    Master Trust,
    Ser 1997-1, Cl A
    6.250%, 08/25/05                        890        918
                                                 ---------
Total Credit cards                                     918
                                                 ---------

                                    Face amount      Value
                                          (000)      (000)

--------------------------------------------------------------------------------
MORTGAGE RELATED--10.4%
--------------------------------------------------------------------------------
Enterprise Mortgage
    Acceptance, CMO,
    Ser 1998-1, Cl A1 (B)
    6.110%, 07/15/03               $      1,594   $  1,594
General Electric Capital
    Mortgage Services,
    Ser 1999-11, Cl A2
    6.000%, 07/25/29                      1,000      1,013
Goldman Sachs Mortgage
    Securities II,
    Ser 1998-C1, Cl A1
    6.060%, 10/18/30                        859        895
Morgan Stanley Capital I,
    Ser 1998-Xl1, Cl A2
    6.450%, 06/03/30                      2,865      3,032
Residential Funding
    Mortgage Securities Trust I,
    Ser 1992-S39, Cl A8
    7.500%, 11/25/07                        371        371
Securitized Asset Sales,
    Ser 1993-7, Cl TA2
    6.250%, 12/25/23                        290        290
Vendee Mortgage Trust,
    Ser 1996-3, Cl 2H
    7.750%, 12/15/03                        755        789
                                                 ---------
Total Mortgage related                               7,984
                                                 ---------
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (COST $8,674)                                    8,902
================================================================================

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--9.7%
--------------------------------------------------------------------------------
ABN-AMRO (C)
    3.250%, dated 09/28/01, matures
    10/01/01, repurchase price $7,446,490
    (collateralized by Corporate
    Obligations, total market
    value $7,594,214)                     7,444      7,444
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
    (COST $7,444)                                    7,444
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--98.6%
    (COST $73,886)                                  75,485
================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--1.4%              1,050
================================================================================


100  TURNER FUNDS 2001 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER SHORT DURATION FIXED INCOME FUND

                                                    Value
                                                    (000)
--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization--no par value)
    based on 6,733,454 outstanding shares
    of beneficial interest                         $67,000
Portfolio capital of Class II Shares
    (unlimited authorization--no par value)
    based on 803,299 outstanding shares
    of beneficial interest                           7,815
Undistributed net investment income                    197
Accumulated net realized loss
    on investments                                     (76)
Net unrealized appreciation on investments           1,599
--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                             $76,535
================================================================================

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE--CLASS I SHARES                 $10.16
================================================================================

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE--CLASS II SHARES                $10.12
================================================================================

(A) Floating Rate Security - The rate reflected is the rate in effect on September 30, 2001.
(B) Security sold within terms of private placement memorandum, exempt from registration under Section 144A of the Securities Exchange Act of 1933, as amended, and may be sold only to dealers in that program or other qualified investors.
(C) Tri-party repurchase agreement
ARM - Adjustable rate mortgage
Cl - Class
CMO - Collateralized mortgage obligation
FHLMC - Federal home loan mortgage corporation
FNMA - Federal national mortgage association
GNMA - Government national mortgage association
REMIC - Real estate mortgage investment conduit
Ser - Series
TIPS - Treasury inflation protection securities
The accompanying notes are an integral part of the financial statements.


                                             TURNER FUNDS 2001 ANNUAL REPORT 101

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENTS OF ASSETS AND LIABILITIES (000)



                                                                        Turner                 Turner             Turner
                                                                        Midcap                  Top 20            Global
                                                                      Value Fund                Fund            Top 40 Fund
                                                                    ---------------------------------------------------------------
                                                                        9/30/01                9/30/01            9/30/01
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
-----------------------------------------------------------------------------------------------------------------------------------
    Investment securities at cost                                       $33,592              $   70,977           $ 4,908
===================================================================================================================================
    Investment securities at value                                      $37,645              $   57,644           $ 3,995
    Receivable for investment securities sold                             4,044                   4,767               218
    Receivable for capital shares sold                                       19                     353                --
    Receivable for dividend and interest income                              56                       1                 2
    Receivable due from adviser                                              --                      --                --
    Other Assets                                                              2                       1                 2
-----------------------------------------------------------------------------------------------------------------------------------
       Total assets                                                      41,766                  62,766             4,217
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
    Payable for investment securities purchased                               2                   5,822               319
    Payable for capital shares redeemed                                      --                      54                --
    Payable due to investment adviser                                        31                      40                 2
    Expenses accrued                                                         18                      47                14
    Cash overdraft                                                           --                      --                --
-----------------------------------------------------------------------------------------------------------------------------------
       Total liabilities                                                     51                   5,963               335
-----------------------------------------------------------------------------------------------------------------------------------
         Total net assets                                               $41,715              $   56,803           $ 3,882
===================================================================================================================================
Net assets:
    Portfolio capital, Class I Shares                                   $32,014              $  215,857           $12,853
    Portfolio capital, Class II Shares                                       --                      --                --
    Net investment income/loss                                                8                      --                --
    Accumulated net realized gain (loss) on investments                   5,640                (145,721)           (8,058)
    Net unrealized appreciation (depreciation) on investments             4,053                 (13,333)             (913)
-----------------------------------------------------------------------------------------------------------------------------------
       Total net assets                                                 $41,715              $   56,803           $ 3,882
===================================================================================================================================
Outstanding shares of beneficial interest: (1)
    Class I Shares                                                        2,810                   9,864             1,232
    Class II Shares                                                          --                      --                --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption
    price per share, Class I Shares                                     $ 14.85              $     5.76           $  3.15
===================================================================================================================================
Net asset value, offering and redemption
    price per share, Class II Shares                                    $    --              $       --           $    --
===================================================================================================================================




                                                                                                              Turner
                                                                                         Turner             New Energy
                                                                     Turner New          Future               & Power
                                                                      Enterprise       Financial            Technology
                                                                        Fund          Services Fund            Fund
                                                                    ------------------------------------------------------
                                                                       9/30/01           9/30/01              9/30/01
--------------------------------------------------------------------------------------------------------------------------
Assets:
--------------------------------------------------------------------------------------------------------------------------
    Investment securities at cost                                     $   7,255          $   374               $1,438
==========================================================================================================================
    Investment securities at value                                    $   6,311          $   342               $1,315
    Receivable for investment securities sold                               784               11                  122
    Receivable for capital shares sold                                        1               31                   --
    Receivable for dividend and interest income                               1               --                   --
    Receivable due from adviser                                              16                7                   --
    Other Assets                                                             --               --                     1
---------------------------------------------------------------------------------------------------------------------------
       Total assets                                                       7,113              391                1,438
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
    Payable for investment securities purchased                             928               --                  113
    Payable for capital shares redeemed                                      25               --                   10
    Payable due to investment adviser                                        --               --                    8
    Expenses accrued                                                         16                8                    9
    Cash overdraft                                                           --                7                   --
---------------------------------------------------------------------------------------------------------------------------
       Total liabilities                                                    969               15                  140
---------------------------------------------------------------------------------------------------------------------------
         Total net assets                                             $   6,144          $   376               $1,298
==========================================================================================================================
Net assets:
    Portfolio capital, Class I Shares                                 $  16,305          $   383                   --
    Portfolio capital, Class II Shares                                       --               --               $1,851
    Net investment income/loss                                               --                4                   --
    Accumulated net realized gain (loss) on investments                  (9,217)              21                 (430)
    Net unrealized appreciation (depreciation) on investments              (944)             (32)                (123)
---------------------------------------------------------------------------------------------------------------------------
       Total net assets                                               $   6,144          $   376               $1,298
==========================================================================================================================
Outstanding shares of beneficial interest: (1)
    Class I Shares                                                        1,867               36                   --
    Class II Shares                                                          --               --                  165
---------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption
    price per share, Class I Shares                                   $    3.29          $ 10.41               $   --
==========================================================================================================================
Net asset value, offering and redemption
    price per share, Class II Shares                                  $      --          $    --               $ 7.87
==========================================================================================================================




(1) Unlimited authorization-- no par value.
Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.



102  &  103    TURNER FUNDS 2001 ANNUAL REPORT

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------




STATEMENTS OF OPERATIONS (000)



                                             Turner             Turner           Turner          Turner             Turner
                                          Select Growth         Midcap          Small Cap      Micro Cap           Large Cap
                                           Equity Fund       Growth Fund      Growth Fund      Growth Fund        Value Fund
                                        -----------------------------------------------------------------------------------------
                                           year ended         year ended       year ended      year ended         year ended
                                             9/30/01            9/30/01          9/30/01         9/30/01            9/30/01
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
    Interest                                 $     69          $   1,186        $     393        $    871            $   9
    Dividend                                      203              1,214              638             381               92
    Foreign taxes withheld                         (1)                (3)              (8)             (1)               --
---------------------------------------------------------------------------------------------------------------------------------
       Total Investment Income                    271              2,397            1,023           1,251              101
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                      271              6,757            3,494           1,669               38
    Administrator fees                             47                527              204              98               65
    Transfer agent fees                            29              1,714              712             328               25
    Registration fees                              44                276              108              56               17
    Professional fees                              27                217              103              58               19
    Printing fees                                  23                438              173              85                3
    Custodian fees                                 23                 91               74              18                7
    Trustee fees                                    1                 19                7               4                --
    Amortization of deferred
       organizational costs                        --                 --                4               4                8
    Insurance and other fees                        2                 17                7               4                1
---------------------------------------------------------------------------------------------------------------------------------
       Total expenses                             467             10,056            4,886           2,324              183
    Less:
          Investment advisory
             fee waiver                           (20)                --             (350)           (222)             (38)
          Reimbursements
             from adviser                          --                 --               --              --              (96)
          Directed brokerage                     (113)              (714)            (168)            (16)               --
---------------------------------------------------------------------------------------------------------------------------------
       Net expenses                               334              9,342            4,368           2,086               49
---------------------------------------------------------------------------------------------------------------------------------
          Net investment
             income (loss)                        (63)            (6,945)          (3,345)           (835)              52
---------------------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) from
       securities sold                        (19,487)          (564,628)        (152,973)         (3,705)            (169)
    Net unrealized depreciation of
       investment securities                   (7,129)          (249,465)         (99,964)        (37,198)            (792)
---------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized
       gain (loss) on investments             (26,616)          (814,093)        (252,937)        (40,903)            (961)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in
       net assets resulting
       from operations                       $(26,679)         $(821,038)       $(256,282)       $(41,738)           $(909)
---------------------------------------------------------------------------------------------------------------------------------





                                           Turner         Turner          Turner          Turner          Turner
                                           Midcap        Small Cap      Technology        Top 20       Global Top 40
                                         Value Fund     Value Fund         Fund            Fund            Fund
                                        ----------------------------------------------------------------------------
                                         year ended     year ended      year ended      year ended      year ended
                                           9/30/01        9/30/01         9/30/01         9/30/01         9/30/01
--------------------------------------------------------------------------------------------------------------------
Investment Income:
    Interest                                $   97        $    258       $      68       $     114        $    10
    Dividend                                   536           1,164               7             224             32
    Foreign taxes withheld                      --              --              --              --             (4)
--------------------------------------------------------------------------------------------------------------------
       Total Investment Income                 633           1,422              75             338             38
--------------------------------------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                   334             731             680           1,096             68
    Administrator fees                          65              78              67              77             47
    Transfer agent fees                         54              96             221             203             36
    Registration fees                           13              69              63              48             13
    Professional fees                           27              44              31              24             21
    Printing fees                               19              50              33              50              3
    Custodian fees                               7              24              22              39             11
    Trustee fees                                 1               3               1               2             --
    Amortization of deferred
       organizational costs                      3               3              --              --             --
    Insurance and other fees                     2               4               2               1              1
--------------------------------------------------------------------------------------------------------------------
       Total expenses                          525           1,102           1,120           1,540            200
    Less:
          Investment advisory
             fee waiver                        (29)            --             (189)             --            (32)
          Reimbursements
             from adviser                       --              --              --              --             --
          Directed brokerage                    --              --             (73)           (310)           (72)
--------------------------------------------------------------------------------------------------------------------
       Net expenses                            496           1,102             858           1,230             96
--------------------------------------------------------------------------------------------------------------------
          Net investment
             income (loss)                     137             320            (783)           (892)           (58)
--------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) from
       securities sold                       6,261          (2,581)       (122,841)       (144,443)        (6,622)
    Net unrealized depreciation of
       investment securities                (4,500)        (23,906)        (11,736)        (15,153)        (1,280)
--------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized
       gain (loss) on investments            1,761         (26,487)       (134,577)       (159,596)        (7,902)
--------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in
       net assets resulting
       from operations                      $1,898        $(26,167)      $(135,360)      $(160,488)       $(7,960)
--------------------------------------------------------------------------------------------------------------------



Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.



104    &   105     TURNER FUNDS 2001 ANNUAL REPORT

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------




STATEMENTS OF OPERATIONS (000)
                                                            Turner               Turner              Turner             Turner
                                        Turner         Future Financial       New Energy &       Healthcare &         Tax Managed
                                     New Enterprise        Services         Power Technology      Biotechnology       U.S. Equity
                                         Fund                Fund                 Fund                Fund               Fund
                                   ------------------------------------------------------------------------------------------------
                                      year ended          year ended         2/28/01(1) thru     2/28/01(1) thru    2/28/01(1) thru
                                        9/30/01             9/30/01              9/30/01             9/30/01            9/30/01
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
    Interest                              $   10             $   1                $   2               $   2             $     6
    Dividend                                   5                 6                    2                   1                   8
-----------------------------------------------------------------------------------------------------------------------------------
       Total Investment Income                15                 7                    4                   3                  14
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                  67                 4                    9                   4                  10
    Administrator fees                        47                65                   17                  17                  17
    Transfer agent fees                       31                18                   11                  11                  11
    Registration fees                         24                17                    1                  --                   2
    Professional fees                         21                13                   22                  21                  23
    Printing fees                              3                 1                   --                  --                   1
    Custodian fees                            10                 3                    4                   2                   4
    Trustee fees                              --                --                   --                  --                  --
    Amortization of deferred
       organizational costs                   --                --                   --                  --                  --
    Shareholder service fees (2)              --                --                    2                   1                   3
    Insurance and other fees                   1                --                    1                   1                   1
-----------------------------------------------------------------------------------------------------------------------------------
       Total expenses                        204               121                   67                  57                  72
    Less:
         Investment advisory
            fee waiver                       (67)               (4)                  (9)                 (4)                (10)
         Reimbursements
            from adviser                     (41)             (112)                 (40)                (46)                (45)
         Administrator
            fee waiver                        --                --                   --                  --                  --
         Directed brokerage                  (12)               --                   (5)                 (1)                 --
-----------------------------------------------------------------------------------------------------------------------------------
       Net expenses                           84                 5                   13                   6                  17
-----------------------------------------------------------------------------------------------------------------------------------
          Net investment
             income (loss)                   (69)                2                   (9)                 (3)                 (3)
-----------------------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) from
       securities sold                    (7,663)               65                 (430)                  6                (519)
    Net unrealized appreciation
       (depreciation) of
       investment securities              (1,789)              (89)                (123)                 66              (1,154)
-----------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized
       gain (loss) on investments         (9,452)              (24)                (553)                 72              (1,673)
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in
       net assets resulting
       from operations                   $(9,521)           $  (22)               $(562)               $ 69             $(1,676)
-----------------------------------------------------------------------------------------------------------------------------------



                                        Turner             Turner           Turner Ultra          Turner
                                       Core Plus      Core High Quality    Short Duration     Short Duration
                                     Fixed Income       Fixed Income        Fixed Income       Fixed Income
                                         Fund               Fund                Fund               Fund
                                   --------------------------------------------------------------------------
                                      year ended         year ended          year ended         year ended
                                        9/30/01            9/30/01             9/30/01            9/30/01
-------------------------------------------------------------------------------------------------------------
Investment Income:
    Interest                            $2,057               $833               $2,489            $3,606
    Dividend                                --                 --                   --                --
-------------------------------------------------------------------------------------------------------------
       Total Investment Income           2,057                833                2,489             3,606
-------------------------------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees               148                 64                  109               142
    Administrator fees                      65                 65                   80                80
    Transfer agent fees                     51                 21                   72                70
    Registration fees                       16                 17                   45                37
    Professional fees                       25                 19                   30                34
    Printing fees                           15                  5                   28                32
    Custodian fees                           6                  5                    8                10
    Trustee fees                             1                 --                    1                 1
    Amortization of deferred
       organizational costs                  3                 --                   --                --
    Shareholder service fees (2)            --                 --                   17                20
    Insurance and other fees                 4                  4                    4                 4
-------------------------------------------------------------------------------------------------------------
       Total expenses                      334                200                  394               430
    Less:
         Investment advisory
            fee waiver                     (86)               (64)                (109)             (142)
         Reimbursements
            from adviser                    --                (79)                (102)              (54)
         Administrator
            fee waiver                      --                 --                   (9)               (9)
         Directed brokerage                 --                 --                   --                --
-------------------------------------------------------------------------------------------------------------
       Net expenses                        248                 57                  174               225
-------------------------------------------------------------------------------------------------------------
          Net investment
             income (loss)               1,809                776                2,315             3,381
-------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) from
       securities sold                      84                513                  147               332
    Net unrealized appreciation
       (depreciation) of
       investment securities             1,851                125                  475             1,384
-------------------------------------------------------------------------------------------------------------
    Net realized and unrealized
       gain (loss) on investments        1,935                638                  622             1,716
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in
       net assets resulting
       from operations                  $3,744             $1,414               $2,937            $5,097
-------------------------------------------------------------------------------------------------------------


(1) Commencement of operations.
(2) Applicable to Class II Shares only.
Amounts designated as "--" are either $0 or have been rounded to $0 The accompanying notes are an integral part of the financial statements.



106 & 107    TURNER FUNDS 2001 ANNUAL REPORT

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------




STATEMENTS OF CHANGES IN NET ASSETS (000)



                                                 Turner                     Turner
                                             Select Growth              Turner Midcap           Turner Small Cap
                                               Equity Fund               Growth Fund               Growth Fund
                                       -----------------------------------------------------------------------------------
                                         year       6/14/00(1)      year        year           year           year
                                         ended        thru          ended       ended          ended          ended
                                        9/30/01      9/30/00       9/30/01     9/30/00        9/30/01        9/30/00
--------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment income (loss)      $     (63)  $      (2)    $  (6,945)   $   (4,234)   $   (3,345)     $   (4,159)
    Net realized gain (loss) from
       securities sold                  (19,487)       (393)     (564,628)       73,899      (152,973)        117,610
    Net unrealized appreciation
       (depreciation) on investments     (7,129)         52      (249,465)      195,101       (99,964)         25,386
--------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
          net assets resulting
          from operations               (26,679)       (343)     (821,038)      264,766      (256,282)        138,837
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income
       Class I Shares                        --          --            --            --            --              --
       Class II Shares                       --          --            --            --            --              --
    Realized capital gains
       Class I Shares                        --          --       (83,836)      (20,897)     (111,157)        (53,790)
       Class II Shares                       --          --            --            --            --              --
--------------------------------------------------------------------------------------------------------------------------
          Total distributions                --          --       (83,836)      (20,897)     (111,157)        (53,790)
--------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Class I Shares
    Proceeds from shares issued         124,763       5,144       954,385     1,109,065       176,257         295,246
    Proceeds from shares issued in
       lieu of cash distributions            --          --        78,601        19,905       106,726          51,918
    Cost of shares redeemed             (49,692)       (145)     (736,107)     (317,913)     (202,596)       (157,360)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
    from Class I Shares transactions     75,071       4,999       296,879       811,057        80,387         189,804
--------------------------------------------------------------------------------------------------------------------------
Class II Shares
    Proceeds from shares issued              --          --             7            --            --              --
    Proceeds from shares issued in
       lieu of cash distributions            --          --            --            --            --              --
    Cost of shares redeemed                  --          --            --            --            --              --
--------------------------------------------------------------------------------------------------------------------------
Increase in net assets from
    Class II Shares transactions             --          --             7            --            --              --
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
       in net assets from
       capital share transactions        75,071       4,999       296,886       811,057        80,387         189,804
--------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease)
          in net assets                  48,392       4,656      (607,988)    1,054,926      (287,052)        274,851
--------------------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year/period              4,656          --     1,203,756       148,830       528,928         254,077
--------------------------------------------------------------------------------------------------------------------------
    End of year/period                $  53,048      $4,656    $  595,768    $1,203,756     $ 241,876        $528,928
==========================================================================================================================
Shares issued and redeemed:
Class I Shares
    Issued                               18,714         489        70,859        27,387         7,744           6,551
    Issued in lieu of cash
      distributions                          --          --         2,465           613         4,448           1,386
    Redeemed                             (7,911)        (15)      (64,968)       (7,956)       (8,543)         (3,556)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
    Class I Shares                       10,803         474         8,356        20,044         3,649           4,381
--------------------------------------------------------------------------------------------------------------------------
Class II Shares
    Issued                                   --          --            --            --            --              --
    Issued in lieu of cash
      distributions                          --          --            --            --            --              --
    Redeemed                                 --          --            --            --            --              --
--------------------------------------------------------------------------------------------------------------------------
Increase in Class II Shares                  --          --            --            --            --              --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
    share transactions                   10,803         474         8,356        20,044         3,649           4,381
--------------------------------------------------------------------------------------------------------------------------






                                               Turner Micro Cap            Turner Large Cap                     Turner Midcap
                                                  Growth Fund                 Value Fund                         Value Fund
                                      ----------------------------------------------------------------------------------------------
                                               year       year             year         year                  year          year
                                               ended      ended            ended        ended                 ended         ended
                                              9/30/01    9/30/00          9/30/01     9/30/00                9/30/01      9/30/00
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment income (loss)          $    (835) $    (984)        $      52       $   30            $     137    $    169
    Net realized gain (loss) from
       securities sold                       (3,705)    19,298              (169)         264                6,261         (92)
    Net unrealized appreciation
       (depreciation) on investments        (37,198)    42,196              (792)         403               (4,500)      6,536
------------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
          net assets resulting
          from operations                   (41,738)    60,510              (909)         697                1,898       6,613
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income
       Class I Shares                            --         --               (52)         (31)                 (58)       (238)
       Class II Shares                           --         --                --           --                   --          --
    Realized capital gains
       Class I Shares                       (18,987)    (2,225)             (257)        (274)                  --     (11,807)
       Class II Shares                           --         --                --           --                   --          --
------------------------------------------------------------------------------------------------------------------------------------
          Total distributions               (18,987)    (2,225)             (309)        (305)                 (58)    (12,045)
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Class I Shares
    Proceeds from shares issued             107,832    334,443             1,794        2,542               27,579      21,894
    Proceeds from shares issued in
       lieu of cash distributions            17,886      1,957               285          301                   53      11,460
    Cost of shares redeemed                 (92,090)  (220,541)             (872)        (797)             (33,414)    (41,867)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
    from Class I Shares transactions         33,628    115,859             1,207        2,046               (5,782)     (8,513)
------------------------------------------------------------------------------------------------------------------------------------
Class II Shares
    Proceeds from shares issued                  --         --                --           --                   --          --
    Proceeds from shares issued in
       lieu of cash distributions                --         --                --           --                   --          --
    Cost of shares redeemed                      --         --                --           --                   --          --
------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from
    Class II Shares transactions                 --         --                --           --                   --          --
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
       in net assets from
       capital share transactions            33,628    115,859             1,207        2,046               (5,782)     (8,513)
------------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease)
          in net assets                     (27,097)   174,144               (11)       2,438               (3,942)    (13,945)
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year/period                187,107     12,963             5,163        2,725               45,657      59,602
------------------------------------------------------------------------------------------------------------------------------------
    End of year/period                     $160,010   $187,107            $5,152       $5,163              $41,715     $45,657
====================================================================================================================================
Shares issued and redeemed:
Class I Shares
    Issued                                    2,974      9,214               157          218                1,812       1,510
    Issued in lieu of cash
      distributions                             540         67                24           27                    4         878
    Redeemed                                 (2,602)    (5,821)              (75)         (68)              (2,214)     (2,923)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
    Class I Shares                              912      3,460               106          177                 (398)       (535)
------------------------------------------------------------------------------------------------------------------------------------
Class II Shares
    Issued                                       --         --                --           --                   --          --
    Issued in lieu of cash
      distributions                              --         --                --           --                   --          --
    Redeemed                                     --         --                --           --                   --          --
------------------------------------------------------------------------------------------------------------------------------------
Increase in Class II Shares                      --         --                --           --                   --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
    share transactions                          912      3,460               106          177                 (398)       (535)
------------------------------------------------------------------------------------------------------------------------------------






                                             Turner Small Cap                 Turner                    Turner
                                                Value Fund                Technology Fund             Top 20 Fund
                                      ----------------------------------------------------------------------------------
                                              year         year          year       year          year        year
                                              ended        ended         ended      ended         ended       ended
                                             9/30/01     9/30/00        9/30/01   9/30/00        9/30/01    9/30/00
------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment income (loss)          $     320    $    (30)    $     (783)  $    (883)    $    (892)   $  (1,207)
    Net realized gain (loss) from
       securities sold                       (2,581)      2,634       (122,841)     20,737      (144,443)      36,086
    Net unrealized appreciation
       (depreciation) on investments        (23,906)      2,106        (11,736)      2,679       (15,153)       1,014
------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
          net assets resulting
          from operations                   (26,167)      4,710       (135,360)     22,533      (160,488)      35,893
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income
       Class I Shares                          (397)         --             (2)         --            --           --
       Class II Shares                           --          --             --          --            --           --
    Realized capital gains
       Class I Shares                        (3,189)     (1,422)       (20,658)     (1,868)      (33,660)      (5,039)
       Class II Shares                           --          --           --            --            --           --
------------------------------------------------------------------------------------------------------------------------
          Total distributions                (3,586)     (1,422)       (20,660)     (1,868)      (33,660)      (5,039)
------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Class I Shares
    Proceeds from shares issued             358,055      30,919         99,041     260,904        86,370      286,659
    Proceeds from shares issued in
       lieu of cash distributions             2,966       1,408         19,934       1,800        32,985        4,896
    Cost of shares redeemed                (189,358)    (15,855)      (107,161)   (122,312)     (115,025)     (91,900)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
    from Class I Shares transactions        171,663      16,472         11,814     140,392         4,330      199,655
------------------------------------------------------------------------------------------------------------------------
Class II Shares
    Proceeds from shares issued                  --          --             --          --            --           --
    Proceeds from shares issued in
       lieu of cash distributions                --          --             --          --            --           --
    Cost of shares redeemed                      --          --             --          --            --           --
------------------------------------------------------------------------------------------------------------------------
Increase in net assets from
    Class II Shares transactions                 --          --             --          --            --           --
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
       in net assets from
       capital share transactions           171,663      16,472         11,814     140,392         4,330      199,655
------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease)
          in net assets                     141,910      19,760       (144,206)    161,057      (189,818)     230,509
------------------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year/period                 36,254      16,494        169,353       8,296       246,621       16,112
------------------------------------------------------------------------------------------------------------------------
    End of year/period                     $178,164     $36,254     $   25,147    $169,353     $  56,803     $246,621
========================================================================================================================
Shares issued and redeemed:
Class I Shares
    Issued                                   18,834       1,904          7,095       8,552         6,981       12,448
    Issued in lieu of cash
      distributions                             201          97          1,246          84         2,277          274
    Redeemed                                (10,578)       (987)        (8,371)     (4,046)       (9,361)      (3,907)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
    Class I Shares                            8,457       1,014            (30)      4,590          (103)       8,815
------------------------------------------------------------------------------------------------------------------------
Class II Shares
    Issued                                       --          --             --          --            --           --
    Issued in lieu of cash
      distributions                              --          --             --          --            --           --
    Redeemed                                     --          --             --          --            --           --
------------------------------------------------------------------------------------------------------------------------
Increase in Class II Shares                      --          --             --          --            --           --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
    share transactions                        8,457       1,014            (30)      4,590          (103)      8,815
------------------------------------------------------------------------------------------------------------------------




(1) Commencement of operations.
Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.





108  & 109  TURNER FUNDS 2001 ANNUAL REPORT

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------




STATEMENTS OF CHANGES IN NET ASSETS (000)


                                               Turner                   Turner                      Turner
                                               Global                     New                  Future Financial
                                             Top 40 Fund            Enterprise Fund              Services Fund
                                        -------------------------------------------------------------------------------
                                          year    6/30/00(1)     year      6/30/00(1)         year           year
                                          ended      thru         ended       thru            ended          ended
                                         9/30/01    9/30/00      9/30/01    9/30/00          9/30/01        9/30/00
-----------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment income (loss)        $   (58)    $   (15)    $   (69)      $   (15)       $    2)           $  7
    Net realized gain (loss) from
       securities sold                   (6,622)     (1,436)     (7,663)         (382)           65             (21)
    Net unrealized appreciation
       (depreciation) of investments     (1,280)        367      (1,789)        1,889           (89)             65
-----------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
          net assets resulting
          from operations                (7,960)     (1,084)     (9,521)        1,492           (22)             51
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income
       Class I Shares                        --          --          --            --            (5)             (9)
       Class II Shares                       --          --          --            --            --              --
    Realized capital gains
       Class I Shares                        --          --          --            --            --             (15)
       Class II Shares                       --          --          --            --            --              --
-----------------------------------------------------------------------------------------------------------------------
          Total distributions                --          --          --            --            (5)            (24)
-----------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Class I Shares
    Proceeds from shares issued           4,174      17,221       7,147        15,745           301              70
    Proceeds from fund
      merger (note 8)                        --          --       3,340            --            --              --
    Proceeds from shares issued in
       lieu of cash distributions            --          --          --            --             5              24
    Cost of shares redeemed              (4,412)     (4,057)     (8,572)       (3,487)         (295)            (34)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
    Class I Shares transactions            (238)     13,164       1,915        12,258            11              60
-----------------------------------------------------------------------------------------------------------------------
Class II Shares
    Proceeds from shares issued              --          --          --            --            --              --
    Proceeds from shares issued in
       lieu of cash distributions            --          --          --            --            --              --
    Cost of shares redeemed                  --          --          --            --            --              --
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
    Class II Shares transactions             --          --          --            --            --              --
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
       in net assets from
       Capital Share transactions          (238)     13,164       1,915        12,258            11              60
-----------------------------------------------------------------------------------------------------------------------
       Total increase (decrease)
          in net assets                  (8,198)     12,080      (7,606)       13,750           (16)             87
-----------------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year/period             12,080          --      13,750            --           392             305
-----------------------------------------------------------------------------------------------------------------------
    End of year/period                  $ 3,882     $12,080     $ 6,144       $13,750        $  376            $392
=======================================================================================================================
Shares issued and redeemed:
Class I Shares
    Issued                                  786       1,712         855         1,431            27               8
    Issued in connection with
       fund merger (note 8)                  --          --       1,029            --            --              --
    Issued in lieu of cash
       distributions                         --          --          --            --            --               2
    Redeemed                               (843)       (423)     (1,115)         (333)          (26)             (4)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
    Class I Shares                          (57)      1,289         769         1,098             1               6
-----------------------------------------------------------------------------------------------------------------------
Class II   Shares
    Issued                                   --          --          --            --            --              --
    Issued in lieu of cash
      distributions                          --          --          --            --            --              --
    Redeemed                                 --          --          --            --            --              --
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
    Class II Shares                          --          --          --            --            --              --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   share transactions                       (57)      1,289         769         1,098             1               6
-----------------------------------------------------------------------------------------------------------------------





                                                                      Turner            Turner                Turner
                                              Turner New           Healthcare &       Tax Managed            Core Plus
                                            Energy & Power        Biotechnology      U.S. Equity           Fixed Income
                                            Technology Fund            Fund              Fund                  Fund
                                        ---------------------------------------------------------------------------------------
                                               2/28/01(1)            2/28/01(1)       2/28/01(1)        year        year
                                                  thru                  thru             thru           ended       ended
                                                 9/30/01               9/30/01          9/30/01        9/30/01    9/30/00
-------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment income (loss)               $   (9)               $    (3)         $     (3)       $  1,809     $ 1,871
    Net realized gain (loss) from
       securities sold                           (430)                     6              (519)             84           4
    Net unrealized appreciation
       (depreciation) of investments             (123)                    66            (1,154)          1,851         375
-------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
          net assets resulting
          from operations                        (562)                    69            (1,676)          3,744       2,250
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income
       Class I Shares                              --                     --                --          (1,812)     (1,870)
       Class II Shares                             --                     --                --              --          --
    Realized capital gains
       Class I Shares                              --                     --                --              --          --
       Class II Shares                             --                     --                --              --          --
-------------------------------------------------------------------------------------------------------------------------------
          Total distributions                      --                     --                --          (1,812)     (1,870)
-------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Class I Shares
    Proceeds from shares issued                    --                     --                --           8,872       8,168
    Proceeds from fund
      merger (note 8)                              --                     --                --              --          --
    Proceeds from shares issued in
       lieu of cash distributions                  --                     --                --           1,713       1,771
    Cost of shares redeemed                        --                     --                --          (9,929)    (11,562)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
    Class I Shares transactions                    --                     --                --             656      (1,623)
-------------------------------------------------------------------------------------------------------------------------------
Class II Shares
    Proceeds from shares issued                 3,081                  1,308             8,645              --          --
    Proceeds from shares issued in
       lieu of cash distributions                  --                     --                --              --          --
    Cost of shares redeemed                    (1,221)                  (185)              (20)             --          --
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
    Class II Shares transactions                1,860                  1,123             8,625              --          --
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
       in net assets from
       Capital Share transactions               1,860                  1,123             8,625             656      (1,623)
-------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease)
          in net assets                         1,298                  1,192             6,949           2,588      (1,243)
-------------------------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year/period                     --                       --                --          31,486      32,729
-------------------------------------------------------------------------------------------------------------------------------
    End of year/period                         $1,298                 $1,192            $6,949         $34,074     $31,486
===============================================================================================================================
Shares issued and redeemed:
Class I Shares
    Issued                                         --                     --                --             893         867
    Issued in connection with
       fund merger (note 8)                        --                     --                --              --          --
    Issued in lieu of cash
       distributions                               --                     --                --             172         187
    Redeemed                                       --                     --                --            (999)     (1,223)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
    Class I Shares                                 --                     --                --              66        (169)
-------------------------------------------------------------------------------------------------------------------------------
Class II   Shares
    Issued                                        288                    125               852              --          --
    Issued in lieu of cash
      distributions                                --                     --                --              --          --
    Redeemed                                     (123)                   (18)               (2)             --          --
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
    Class II Shares                               165                    107               850              --          --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   share transactions                             165                    107               850              66        (169)
-------------------------------------------------------------------------------------------------------------------------------





                                                 Turner Core               Turner Ultra                  Turner
                                                High Quality              Short Duration             Short Duration
                                                Fixed Income               Fixed Income               Fixed Income
                                                    Fund                       Fund                       Fund
                                        ----------------------------------------------------------------------------------
                                            year            year        year           year        year           year
                                            ended          ended       ended          ended       ended          ended
                                           9/30/01        9/30/00      9/30/01       9/30/00     9/30/01        9/30/00
--------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment income (loss)            $   776        $   711    $  2,315      $   1,229    $  3,381      $  2,648
    Net realized gain (loss) from
       securities sold                          513           (202)        147             (5)        332          (179)
    Net unrealized appreciation
       (depreciation) of investments            125            352         475            133       1,384           243
--------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
          net assets resulting
          from operations                     1,414            861       2,937          1,357       5,097         2,712
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income
       Class I Shares                          (756)          (711)     (1,827)          (822)     (2,708)       (2,398)
       Class II Shares                           --             --        (348)          (458)       (414)         (290)
    Realized capital gains
       Class I Shares                            --             --         --              --          --            --
       Class II Shares                           --             --         --              --          --            --
--------------------------------------------------------------------------------------------------------------------------
          Total distributions                  (756)          (711)     (2,175)        (1,280)     (3,122)       (2,688)
--------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Class I Shares
    Proceeds from shares issued               5,707          3,507     130,825         68,584      59,526        10,364
    Proceeds from fund
      merger (note 8)                           --              --          --             --         --             --
    Proceeds from shares issued in
       lieu of cash distributions               725            710       1,795            771       2,678         2,392
    Cost of shares redeemed                 (15,254)          (401)    (70,103)       (42,274)    (37,608)       (9,318)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
    Class I Shares transactions              (8,822)         3,816      62,517         27,081      24,596         3,438
--------------------------------------------------------------------------------------------------------------------------
Class II Shares
    Proceeds from shares issued                  --             --       4,237          9,813       3,727         9,004
    Proceeds from shares issued in
       lieu of cash distributions                --             --         322            417         388           265
    Cost of shares redeemed                      --             --      (7,500)        (4,451)     (2,722)       (2,934)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
    Class II Shares transactions                 --             --      (2,941)         5,779       1,393         6,335
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
       in net assets from
       Capital Share transactions            (8,822)         3,816      59,576         32,860      25,989         9,773
--------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease)
          in net assets                      (8,164)         3,966      60,338         32,937      27,964         9,797
--------------------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year/period                 13,975         10,009      39,299          6,362      48,571        38,774
--------------------------------------------------------------------------------------------------------------------------
    End of year/period                      $ 5,811        $13,975     $99,637        $39,299    $ 76,535      $ 48,571
==========================================================================================================================
Shares issued and redeemed:
Class I Shares
    Issued                                      558            358      12,886          6,838       5,942         1,062
    Issued in connection with
       fund merger (note 8)                      --             --          --             --          --            --
    Issued in lieu of cash
       distributions                             70             72         177             77         268           245
    Redeemed                                 (1,476)           (40)     (6,932)        (4,213)     (3,763)         (954)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
    Class I Shares                             (848)           390       6,131          2,702       2,447           353
--------------------------------------------------------------------------------------------------------------------------
Class II   Shares
    Issued                                       --             --         415            973         376           928
    Issued in lieu of cash
      distributions                              --             --          32             41          39            27
    Redeemed                                     --             --        (737)          (441)       (274)         (302)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
    Class II Shares                              --             --        (290)           573         141           653
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   share transactions                          (848)           390       5,841          3,275       2,588         1,006
--------------------------------------------------------------------------------------------------------------------------



(1) Commencement of operations.
Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.



110 & 111    TURNER FUNDS 2001 ANNUAL REPORT


FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                            Realized and
                  Net asset                Net               unrealized            Distributions       Distributions
                   value,               investment             gains                 from net              from
                  beginning               income            (losses) on             investment            capital           Return
                  of period               (loss)             investments              income               gains          of capital
------------------------------------------------------------------------------------------------------------------------------------
Turner Select Growth Equity Fund-- Class I Shares
-------------------------------------------------
2001               $ 9.81                    --                 (5.11)                   --                  --               --
2000 (1)           $10.00                    --                 (0.19)                   --                  --               --
-------------------------------------------
Turner Midcap Growth Fund -- Class I Shares
-------------------------------------------
2001               $46.52                 (0.16)               (25.89)                   --               (3.07)              --
2000               $25.53                 (0.10)                23.79                    --               (2.70)              --
1999               $13.87                 (0.06)                11.72                    --                  --               --
1998               $14.22                 (0.07)                 0.22                    --               (0.50)              --
1997 (2)           $10.00                 (0.03)                 4.36                    --               (0.11)              --
--------------------------------------------
Turner Midcap Growth Fund -- Class II Shares
--------------------------------------------
2001 (3)           $17.30                    --                  0.11                    --                  --               --
----------------------------------------------
Turner Small Cap Growth Fund -- Class I Shares
----------------------------------------------
2001               $44.79                 (0.04)               (18.63)                   --              (10.47)              --
2000               $34.20                 (0.12)                17.89                    --               (7.18)              --
1999               $21.49                 (0.26)                12.97                    --                  --               --
1998               $26.35                 (0.23)                (4.19)                   --               (0.25)           (0.19)
1997               $23.13                 (0.07)                 3.80                    --               (0.51)              --
----------------------------------------------
Turner Micro Cap Growth Fund -- Class I Shares
----------------------------------------------
2001               $45.92                 (0.12)                (9.02)                   --               (4.70)              --
2000               $21.09                 (0.18)                26.52                    --               (1.51)              --
1999 (4)           $ 9.88                 (0.05)                11.26                    --                  --               --
1998 (5)           $10.00                 (0.04)                (0.08)                   --                  --               --
---------------------------------------------
Turner Large Cap Value Fund -- Class I Shares
---------------------------------------------
2001 (6)           $12.44                  0.11                 (1.93)                (0.11)              (0.62)              --
2000               $11.43                  0.08                  2.06                 (0.09)              (1.04)              --
1999               $ 9.21                  0.13                  2.27                 (0.13)              (0.05)              --
1998 (7)           $10.00                  0.15                 (0.79)                (0.15)                 --               --
------------------------------------------
Turner Midcap Value Fund -- Class I Shares
------------------------------------------
2001 (8)           $14.23                  0.05                  0.59                 (0.02)                 --               --
2000               $15.92                  0.05                  1.79                 (0.07)              (3.46)              --
1999               $15.85                  0.21                  0.74                 (0.21)              (0.67)              --
1998               $18.99                  0.15                 (1.12)                (0.15)              (2.02)              --
1997 (9)           $16.20                  0.18                  3.54                 (0.18)              (0.75)              --
1996               $15.29                  0.19                  2.15                 (0.22)              (1.21)              --

                                                                                                       Ratio of net
                                                        Net            Ratio of       Ratio of total    investment
                  Net asset                         assets end       net expenses        expenses      income (loss)     Portfolio
                 value, end          Total          of period        to average        to average       to average       turnover
                 of period         return+            (000)          net assets++      net assets      net assets++       rate+++
------------------------------------------------------------------------------------------------------------------------------------
Turner Select Growth Equity Fund-- Class I Shares
-------------------------------------------------
2001               $ 4.70         (52.09)%         $    53,048          0.74%             1.03%           (0.14)%        376.49%
2000 (1)           $ 9.81          (1.90)%         $     4,656          0.75%             3.35%           (0.14)%        128.14%
-------------------------------------------
Turner Midcap Growth Fund -- Class I Shares
-------------------------------------------
2001               $17.40         (59.00)%          $  595,761          1.04%             1.12%           (0.77)%        335.57%
2000               $46.52          97.35%           $1,203,756          1.03%             1.07%           (0.68)%        306.97%
1999               $25.53          84.07%           $  148,830          1.03%             1.08%           (0.53)%        290.79%
1998               $13.87           1.24%           $   24,582          1.23%             1.73%           (0.69)%        304.29%
1997 (2)           $14.22          43.77%           $    5,145          1.25%             7.96%           (0.62)%        348.29%
--------------------------------------------
Turner Midcap Growth Fund -- Class II Shares
--------------------------------------------
2001 (3)           $17.41           0.64%           $        7          1.54%             1.95%           (1.04)%        335.57%
----------------------------------------------
Turner Small Cap Growth Fund -- Class I Shares
----------------------------------------------
2001               $15.65         (49.81)%          $  241,876          1.25%             1.40%           (0.96)%        176.11%
2000               $44.79          56.07%           $  528,928          1.25%             1.27%           (0.93)%        203.01%
1999               $34.20          59.14%           $  254,077          1.25%             1.31%           (0.98)%        223.61%
1998               $21.49         (16.90)%          $  147,534          1.25%             1.41%           (0.96)%        167.73%
1997               $26.35          16.64%           $  153,462          1.24%             1.33%           (0.84)%        130.68%
----------------------------------------------
Turner Micro Cap Growth Fund -- Class I Shares
----------------------------------------------
2001               $32.08         (20.23)%          $  160,010          1.25%             1.40%           (0.50)%        121.96%
2000               $45.92         129.02%           $  187,107          1.25%             1.35%           (0.79)%        179.08%
1999 (4)           $21.09         113.46%           $   12,963          0.90%             2.86%           (0.47)%        239.32%
1998 (5)           $ 9.88          (1.20)%          $    2,843          1.25%             8.18%           (0.64)%        128.53%
---------------------------------------------
Turner Large Cap Value Fund -- Class I Shares
---------------------------------------------
2001 (6)           $ 9.89         (15.47)%          $    5,152          0.95%             3.56%            1.00%         121.20%
2000               $12.44          19.84%           $    5,163          0.95%             3.98%            0.75%         153.58%
1999               $11.43          26.17%           $    2,725          0.95%             4.13%            1.20%          92.26%
1998 (7)           $ 9.21          (6.52)%          $    1,776          0.95%            11.40%            1.82%          62.71%
------------------------------------------
Turner Midcap Value Fund -- Class I Shares
------------------------------------------
2001 (8)           $14.85           4.50%           $   41,715          1.10%             1.16%            0.30%         128.18%
2000               $14.23          13.67%           $   45,657          1.10%             1.11%            0.34%          90.15%
1999               $15.92           6.13%           $   59,602          0.95%             0.95%            1.21%          98.85%
1998               $15.85          (6.00)%          $   90,806          1.10%             1.12%            0.82%          42.10%
1997 (9)           $18.99          23.86%           $  117,859          1.10%             1.15%            1.18%          51.64%
1996               $16.20          16.47%           $   85,050          1.10%             1.21%            1.32%          51.36%

+   Returns are for the period indicated and have not been annualized.
++  Inclusive of directed brokerage arrangements, waivers and reimbursements.
+++ Excludes effect of in-kind transfers and mergers.
(1) Commenced operations on June 14, 2000. All ratios for the period have been annualized.
(2) Commenced operations on October 1, 1996. All ratios for the period have been annualized.
(3) Commenced operations on September 24, 2001. All ratios for the period have been annualized.
(4) On January 25, 1999 shareholders of the Alpha Select Turner Micro Cap Growth Fund (the "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner
    Micro Cap Growth Fund.
(5) Commenced operations on February 27, 1998. All ratios for the period have been annualized.
(6) On April 30, 2001, shareholders of the Clover Max Cap Value Fund approved a change in the adviser from Clover
    Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund's sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Large Cap Value
    Fund effective May 1, 2001.
(7) Commenced operations on October 31, 1997. All ratios for the period have been annualized.
(8) On April 30, 2001, shareholders of the Clover Equity Value Fund approved a change in the adviser from Clover
    Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund's sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Midcap Value Fund effective May 1, 2001.
(9) On June 25, 1997 the Board of Trustees of the Fund approved a change in the Fund's fiscal year end from October
    31 to September 30, effective September 30, 1997. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

112 & 113   TURNER FUNDS 2001 ANNUAL REPORT

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                            Realized and
                  Net asset               Net                unrealized            Distributions       Distributions
                   value,             investment                gains                from net              from            Net asset
                  beginning             income               (losses) on            investment            capital         value, end
                  of period             (loss)               investments              income               gains           of period
------------------------------------------------------------------------------------------------------------------------------------
Turner Small Cap Value Fund -- Class I Shares
---------------------------------------------
2001 (1)           $16.36                0.10                  1.67                   (0.05)              (1.39)           $16.69
2000               $13.71               (0.02)                 3.91                      --               (1.24)           $16.36
1999               $11.49               (0.01)                 2.48                      --               (0.25)           $13.71
1998               $15.94               (0.06)                (3.22)                     --               (1.17)           $11.49
1997 (2)           $10.87               (0.04)                 5.24                      --               (0.13)           $15.94
1996 (3)           $10.00                0.02                  0.88                   (0.03)                 --            $10.87
----------------------------------------
Turner Technology Fund -- Class I Shares
----------------------------------------
2001               $32.69               (0.15)               (23.42)                     --               (4.24)           $ 4.88
2000               $14.06               (0.16)                20.33                      --               (1.54)           $32.69
1999 (4)           $10.00               (0.02)                 4.08                      --                  --            $14.06
------------------------------------
Turner Top 20 Fund -- Class I Shares
------------------------------------
2001               $24.74               (0.09)               (14.96)                     --               (3.93)             5.76
2000               $13.99               (0.11)                13.06                      --               (2.20)           $24.74
1999 (4)           $10.00               (0.02)                 4.01                      --                  --            $13.99
-------------------------------------------
Turner Global Top 40 Fund -- Class I Shares
-------------------------------------------
2001               $ 9.37               (0.05)                (6.17)                     --                  --              3.15
2000 (5)           $10.00               (0.01)                (0.62)                     --                  --            $ 9.37
--------------------------------------------
Turner New Enterprise Fund -- Class I Shares
--------------------------------------------
2001 (6)           $12.52               (0.03)                (9.20)                     --                  --            $ 3.29
2000 (5)           $10.00               (0.01)                 2.53                      --                  --            $12.52
------------------------------------------------------
Turner Future Financial Services Fund-- Class I Shares
------------------------------------------------------
2001(7)            $11.16                0.04                 (0.66)                  (0.13)                 --            $10.41
2000               $10.74                0.20                  1.05                   (0.31)              (0.52)           $11.16
1999               $10.50                0.23                  0.79                   (0.09)              (0.69)           $10.74
1998(8)            $10.00                0.07                  0.64                   (0.01)              (0.20)           $10.50
-----------------------------------------------------------
Turner New Energy & Power Technology Fund-- Class II Shares
-----------------------------------------------------------
2001(9)            $10.00               (0.05)                (2.08)                     --                  --            $ 7.87

--------------------------------------------------------
Turner Healthcare & Biotechnology Fund-- Class II Shares
--------------------------------------------------------
2001(9)            $10.00               (0.03)                 1.18                      --                  --            $11.15

-----------------------------------------------------
Turner Tax Managed U.S. Equity Fund-- Class II Shares
-----------------------------------------------------
2001(9)            $10.00                  --                 (1.82)                     --                  --            $ 8.18



                                                                                         Ratio of net
                                    Net              Ratio of       Ratio of total        investment
                                assets end         net expenses        expenses          income (loss)           Portfolio
                    Total        of period          to average        to average          to average             turnover
                   return+         (000)            net assets++      net assets         net assets++             rate+++
-------------------------------------------------------------------------------------------------------------------------------
Turner Small Cap Value Fund -- Class I Shares
---------------------------------------------
2001 (1)            12.15%        $178,164            1.28%              1.28%              0.37%                 120.40%
2000                29.59%        $ 36,254            1.40%              1.47%             (0.11)%                 85.80%
1999                21.82%        $ 16,494            1.40%              1.72%             (0.10)%                 79.93%
1998               (21.25)%       $ 15,662            1.40%              1.84%             (0.50)%                 70.02%
1997 (2)            48.23%        $ 15,279            1.40%              2.43%             (0.64)%                 59.03%
1996 (3)             8.97%        $  4,495            1.40%              5.29%             (0.03)%                 14.17%
----------------------------------------
Turner Technology Fund -- Class I Shares
----------------------------------------
2001               (81.12)%       $ 25,147            1.21%              1.58%             (1.10)%                727.24%
2000               149.35%        $169,353            1.35%              1.67%             (1.10)%              1,340.92%
1999 (4)            40.60%        $  8,296            1.35%              3.89%             (0.87)%                317.32%
------------------------------------
Turner Top 20 Fund -- Class I Shares
------------------------------------
2001               (70.40)%       $ 56,803            1.05%              1.32%             (0.76)%              1,117.77%
2000                98.58%        $246,621            1.26%              1.62%             (0.90)%              1,590.94%
1999 (4)            39.90%        $ 16,112            1.35%              2.55%             (0.87)%                369.11%
-------------------------------------------
Turner Global Top 40 Fund -- Class I Shares
-------------------------------------------
2001               (66.38)%       $  3,882            1.35%              2.80%             (1.81)%              1,050.93%
2000 (5)            (6.30)%       $ 12,080            1.40%              2.02%             (0.48)%                285.98%
--------------------------------------------
Turner New Enterprise Fund -- Class I Shares
--------------------------------------------
2001 (6)           (73.72)%       $  6,144            1.28%              3.13%             (1.04)%                758.98%
2000 (5)            25.20%        $ 13,750            1.35%              2.87%             (0.83)%                 83.02%
------------------------------------------------------
Turner Future Financial Services Fund-- Class I Shares
------------------------------------------------------
2001(7)             (5.73)%       $    376            1.40%             31.42%              0.42%                 327.92%
2000                12.86%        $    392            1.40%             41.09%              2.00%                  49.67%
1999                 9.62%        $    305            1.40%             14.54%              1.17%                 114.10%
1998(8)              6.81%        $    703            1.40%             29.22%              0.68%                 174.80%
-----------------------------------------------------------
Turner New Energy & Power Technology Fund-- Class II Shares
-----------------------------------------------------------
2001(9)            (21.30)%       $  1,298            1.50%              7.86%             (1.02)%                543.90%

--------------------------------------------------------
Turner Healthcare & Biotechnology Fund-- Class II Shares
--------------------------------------------------------
2001(9)             11.50%        $  1,192            1.50%             13.70%             (0.79)%                 95.24%

-----------------------------------------------------
Turner Tax Managed U.S. Equity Fund-- Class II Shares
-----------------------------------------------------
2001(9)            (18.20)%       $  6,949            1.25%              5.35%             (0.20)%                 91.38%

+   Returns are for the period indicated and have not been annualized.
++  Inclusive of directed brokerage arrangements, waivers and reimbursements.
+++ Excludes effect of in-kind transfers and mergers.
(1) On April 30, 2001, shareholders of the Clover Small Cap Value Fund approved a change in the adviser from Clover
    Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund's sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Small Cap Value
    Fund effective May 1, 2001.
(2) On June 25, 1997 the Board of Trustees of the Fund approved a change in the Fund's fiscal year end from October
    31 to September 30, effective September 30, 1997. All ratios for the period have been annualized.
(3) Commenced operations on February 28, 1996. All ratios for the period have been annualized.
(4) Commenced operations on June 30, 1999. All ratios for the period have been annualized.
(5) Commenced operations on June 30, 2000. All ratios for the period have been annualized.
(6) On May 18, 2001, the Board of Trustees of Turner Funds (formerly TIP Funds) approved resolutions to change the name of the B2B E-Commerce Fund to the New Enterprise Fund and to change a non-fundamental investment policy of the Fund to be consistent with the New Enterprise Fund's investment objectives.
(7) On January 12, 2001, shareholders of the Penn Capital Select Financial Services Fund approved a change in the
    Advisor from Penn Capital Management Company, Inc. to Turner Investment Partners, Inc. In connection with the change in Adviser, the Fund changed its name to the Turner Future Financial Services Fund effective January 16,
    2001.
(8) Commenced operations on October 20, 1997. All ratios for the period have been annualized.
(9) Commenced operations February 28, 2001. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

114 & 115  TURNER FUNDS 2001 ANNUAL REPORT

------------------------------------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                        Realized and
          Net asset                      unrealized          Distributions    Distributions
           value,            Net            gains              from net           from         Net asset                 Net assets
          beginning      investment      (losses) on          investment         capital      value, end      Total        end of
          of period        income        investments            income            gains        of period     return+    period (000)
------------------------------------------------------------------------------------------------------------------------------------
Turner Core Plus Fixed Income Fund-- Class I Shares
---------------------------------------------------
2001 (1)     $ 9.62         0.54            0.58                 (0.54)             --          $10.20       11.99%        $34,074
2000         $ 9.50         0.54            0.12                 (0.54)             --          $ 9.62        7.21%        $31,486
1999         $10.41         0.53           (0.71)                (0.53)          (0.20)         $ 9.50       (1.78)%       $32,729
1998         $ 9.92         0.57            0.51                 (0.57)          (0.02)         $10.41       11.32%        $33,375
1997 (2)     $ 9.85         0.54            0.16                 (0.54)          (0.09)         $ 9.92        7.43%        $23,677
1996         $ 9.89         0.59            0.01                 (0.59)          (0.05)         $ 9.85        6.26%        $19,731

-----------------------------------------------------------
Turner Core High Quality Fixed Income Fund-- Class I Shares
-----------------------------------------------------------
2001         $ 9.98         0.61            0.55                 (0.61)             --          $10.53       11.87%        $ 5,811
2000         $ 9.91         0.59            0.07                 (0.59)             --          $ 9.98        6.97%        $13,975
1999 (3)     $10.00         0.14           (0.09)                (0.14)             --          $ 9.91        0.48%        $10,009

--------------------------------------------------------------
Turner Ultra Short Duration Fixed Income Fund-- Class I Shares
--------------------------------------------------------------
2001         $10.05         0.54            0.15                 (0.52)             --          $10.22        7.09%        $93,531
2000         $10.05         0.61            0.01                 (0.62)             --          $10.05        6.34%        $30,365
1999 (4)     $10.09         0.54           (0.02)                (0.56)             --          $10.05        5.34%        $ 3,207
1998 (5)     $10.08         0.35              --                 (0.33)          (0.01)         $10.09        3.50%        $   991
1998 (6)     $10.06         0.60            0.02                 (0.60)             --          $10.08        6.34%        $ 1,195
1997         $10.03         0.60            0.03                 (0.60)             --          $10.06        6.32%        $   864

---------------------------------------------------------------
Turner Ultra Short Duration Fixed Income Fund-- Class II Shares
---------------------------------------------------------------
2001         $10.09         0.50            0.17                 (0.50)             --          $10.26        6.82%        $ 6,106
2000         $10.10         0.57            0.02                 (0.60)             --          $10.09        6.00%        $ 8,934
1999 (4)     $10.11         0.47            0.02                 (0.50)             --          $10.10        5.00%        $ 3,155
1998 (7)     $10.08         0.30            0.03                 (0.30)             --          $10.11        3.26%            --
--------------------------------------------------------
Turner Short Duration Fixed Income Fund-- Class I Shares
--------------------------------------------------------
2001         $ 9.82         0.57            0.32                 (0.55)             --          $10.16        9.35%        $68,405
2000         $ 9.84         0.58           (0.01)                (0.59)             --          $ 9.82        6.00%        $42,092
1999 (8)     $10.25         0.55           (0.27)                (0.55)          (0.14)         $ 9.84        2.89%        $38,687
1998 (5)     $10.10         0.35            0.15                 (0.34)          (0.01)         $10.25        5.09%        $12,015
1998 (6)     $10.00         0.59            0.10                 (0.59)             --          $10.10        7.07%        $15,544
1997         $10.04         0.58           (0.01)                (0.59)          (0.02)         $10.00        5.45%        $17,809
---------------------------------------------------------
Turner Short Duration Fixed Income Fund-- Class II Shares
---------------------------------------------------------
2001         $ 9.78         0.54            0.33                 (0.53)             --          $10.12        9.10%        $ 8,130
2000         $ 9.80         0.58           (0.02)                (0.58)             --          $ 9.78        5.92%        $ 6,479
1999 (9)     $ 9.95         0.68           (0.13)                (0.70)             --          $ 9.80        5.64%        $    87


------------------------------------------------------------------------------------------------------------------------------------


                                              Ratio of net                      Average             Average
            Ratio of      Ratio of total       investment                        debt                debt
          net expenses       expenses         income (loss)                    per share          outstanding
           to average       to average         to average      Interest         during              during
           net assets       net assets         net assets       expense      the period(10)    the period(10)(11)
-----------------------------------------------------------------------------------------------------------------
Turner Core Plus Fixed Income Fund-- Class I Shares
---------------------------------------------------
2001 (1)      0.75%            1.01%             5.50%           --               --                  --
2000          0.75%            1.02%             5.72%           --               --                  --
1999          0.75%            0.97%             5.40%           --               --                  --
1998          0.75%            0.99%             5.67%           --               --                  --
1997 (2)      0.75%            1.02%             6.03%           --               --                  --
1996          0.80%            1.11%             6.00%           --               --                  --
-----------------------------------------------------------
Turner Core High Quality Fixed Income Fund-- Class I Shares
-----------------------------------------------------------
2001          0.45%            1.58%             5.95%           --               --                  --
2000          0.45%            1.46%             6.07%           --               --                  --
1999 (3)      0.45%            1.99%             5.67%           --               --                  --
--------------------------------------------------------------
Turner Ultra Short Duration Fixed Income Fund-- Class I Shares
--------------------------------------------------------------
2001          0.36%            0.87%             5.09%           --               --                  --
2000          0.36%            1.25%             6.15%           --               --                  --
1999 (4)      0.00%            6.53%             5.50%           --               --                  --
1998 (5)      0.00%           10.83%             5.88%           --               --                  --
1998 (6)      0.00%            8.83%             5.97%           --               --                  --
1997          0.00%           10.25%             5.91%           --               --                  --
---------------------------------------------------------------
Turner Ultra Short Duration Fixed Income Fund-- Class II Shares
---------------------------------------------------------------
2001          0.61%            1.10%             5.19%           --               --                  --
2000          0.61%            1.48%             5.72%           --               --                  --
1999 (4)      0.23%            6.76%             5.13%           --               --                  --
1998 (7)      0.25%           11.08%             5.63%           --               --                  --
--------------------------------------------------------
Turner Short Duration Fixed Income Fund-- Class I Shares
--------------------------------------------------------
2001          0.36%            0.72%             5.65%           --               --                  --
2000          0.36%            0.74%             5.94%           --               --                  --
1999 (8)      0.24%            1.31%             6.21%           --               --                  --
1998 (5)      0.24%            1.49%             5.84%           --               --                  --
1998 (6)      0.24%            1.21%             5.85%           --               --                  --
1997          0.24%            1.21%             5.80%         0.02%           $0.04             $56,238
---------------------------------------------------------
Turner Short Duration Fixed Income Fund-- Class II Shares
---------------------------------------------------------
2001          0.61%            0.96%             5.40%           --               --                  --
2000          0.61%            0.95%             5.90%           --               --                  --
1999 (9)      0.48%            0.95%             5.71%           --               --                  --


-----------------------------------------------------


                 Average
                 shares
               outstanding       Portfolio
                 during          turnover
               the period          rate
-------------------------------------------------------------------
Turner Core Plus Fixed Income Fund-- Class I Shares
---------------------------------------------------
2001 (1)          --              34.05%
2000              --              42.40%
1999              --              28.47%
1998              --              27.07%
1997 (2)          --              11.83%
1996              --              24.52%
-----------------------------------------------------------
Turner Core High Quality Fixed Income Fund-- Class I Shares
-----------------------------------------------------------
2001              --             203.83%
2000              --             140.02%
1999 (3)          --             39.70%
--------------------------------------------------------------
Turner Ultra Short Duration Fixed Income Fund-- Class I Shares
--------------------------------------------------------------
2001              --             118.53%
2000              --             140.55%
1999 (4)          --             154.33%
1998 (5)          --              96.56%
1998 (6)          --              68.80%
1997              --              81.82%
---------------------------------------------------------------
Turner Ultra Short Duration Fixed Income Fund-- Class II Shares
---------------------------------------------------------------
2001              --             118.53%
2000              --             140.55%
1999 (4)          --             154.33%
1998 (7)          --              96.56%
--------------------------------------------------------
Turner Short Duration Fixed Income Fund-- Class I Shares
--------------------------------------------------------
2001              --             103.92%
2000              --             136.01%
1999 (8)          --             257.98%
1998 (5)          --             121.63%
1998 (6)          --             197.03%
1997       1,320,830             279.00%
---------------------------------------------------------
Turner Short Duration Fixed Income Fund-- Class II Shares
---------------------------------------------------------
2001              --             103.92%
2000              --             136.01%
1999 (9)          --             257.98%

+   Returns are for the period indicated and have not been annualized.
(1) On April 30, 2001, shareholders of the Clover Fixed Income Fund approved a change in the adviser from Clover
    Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund's sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Core Plus Fixed
    Income Fund effective May 1, 2001.
(2) On June 25, 1997 the Board of Trustees of the Fund approved a change in the Fund's fiscal year end from October
    31 to September 30, effective September 30, 1997. All ratios for the period have been annualized.
(3) Commenced operations on June 30, 1999. All ratios for the period have been annualized.
(4) On May 24, 1999 shareholders of the Alpha Select Turner Short Duration Government Funds-One Year Portfolio (the
    "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Short Duration Government Funds-One Year Portfolio.
(5) On November 10, 1997 the Board of Trustees of TIP Institutional Funds (formerly, The Solon Funds) approved a change in the Turner Short Duration Government Funds Three Year and One Year Portfolios' fiscal year end from
    February 28 to September 30, effective March 1, 1998. All ratios for the period have been annualized.
(6) On January 22, 1998, shareholders of the Fund approved a change in the advisor from Solon Asset Management,
    L.P. to Turner Investment Partners, Inc.
(7) Commenced operations on February 27, 1998. All ratios for the period have been annualized.
(8) On January 25, 1999 shareholders of the Alpha Select Turner Short Duration Government Funds-Three Year
    Portfolio (the "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIPTurner Short Duration Government Funds-Three Year Portfolio.
(9) Commenced operations on April 28, 1999. All ratios for the period have been annualized.
(10) Average based upon amounts outstanding at each month end.
(11) There was no debt outstanding at the end of any period presented.

Amounts designated as "--" are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.


116 & 117 TURNER FUNDS 2001 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
September 30, 2001

1.  ORGANIZATION:

Turner Funds (formerly the "TIP Funds") (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 23 portfolios. The financial statements included herein are those of the Turner Select Growth Equity Fund (the "Select Growth Equity Fund"), the Turner Midcap Growth Fund (the "Midcap Growth Fund"), the Turner Small Cap Growth Fund (the "Small Cap Growth Fund"), the Turner Micro Cap Growth Fund (the "Micro Cap Growth Fund"), the Turner Large Cap Value Fund (the "Large Cap Value Fund") (formerly the Clover Max Cap Value
Fund), the Turner Midcap Value Fund (the "Midcap Value Fund") (formerly the Clover Equity Value Fund), the Turner Small Cap Value Fund (the "Small Cap Value Fund") (formerly the Clover Small Cap Value Fund), the Turner Technology Fund (the "Technology Fund"), the Turner Top 20 Fund (the "Top 20 Fund"), the Turner Global Top 40 Fund (the "Global Top 40 Fund"), the Turner New Enterprise Fund (the "New Enterprise Fund") (formerly the Turner B2B E-Commerce Fund), the Turner Future Financial Services Fund (the "Future Financial Services Fund") (formerly the Penn Capital Select Financial Services Fund), the Turner New Energy & Power Technology Fund (the "New Energy & Power Technology Fund"), the Turner Healthcare & Biotechnology Fund (the "Healthcare & Biotechnology Fund"), the Turner Tax Managed U.S. Equity Fund (the "Tax Managed U.S. Equity Fund"), the Turner Core Plus Fixed Income Fund (the "Core Plus Fixed Income Fund") (formerly the Clover Fixed Income Fund), the Turner Core High Quality Fixed Income Fund (the "Core High Quality Fixed Income Fund"), the Turner Ultra Short Duration Fixed Income Fund (the "Ultra Short Duration Fixed Income Fund") (formerly the Turner Short Duration Government Funds-One Year Portfolio), and the Turner Short Duration Fixed Income Fund (the "Short Duration Fixed Income Fund") (formerly the Turner Short Duration Government Funds-Three Year Portfolio), (each a "Fund" and collectively the "Funds"). The financial statements of the remaining portfolios are presented separately.

Each Fund is registered as a diversified portfolio of the Trust with the exception of the Select Growth Equity Fund, the Top 20 Fund, the Global Top 40 Fund, the Future Financial Services Fund, the New Energy & Power Technology Fund, the Healthcare & Biotechnology Fund and the Tax Managed U.S. Equity Fund. The Funds are registered to offer different classes of shares: Class I Shares, Class II Shares, or both. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

As of September 30, 2001, the Turner International Opportunities Fund and the Turner International Discovery Fund had not yet commenced operations.

The Turner Small Cap Growth Fund and the Turner Micro Cap Growth Fund were closed to new investors as of August 29, 1997, and March 7, 2000, respectively.

2.  SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

   SECURITY VALUATION--Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term debt securities with maturities of 60 days or less are carried at amortized cost, which approximates market value. Other debt securities are carried at fair market value as determined pursuant to guidelines established by the Board of Trustees: Debt securities for which market quotations are readily available are valued on the basis of the last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations. Debt securities for which market quotations are not readily available may be valued with reference to securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

118  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------

   FEDERAL INCOME TAXES--It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

   Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Such securities are included in the portfolio and are subject to market fluctuations during this period. On the date of the commitment to purchase or sell, the Funds designate specific assets with a current value at least equal to the amount of the commitment to be used for settling the commitment.

   NET ASSET VALUE PER SHARE--The net asset value per share of each Fund is calculated on each business day, by dividing the total value of the fund's assets, less liabilities, by the number of shares outstanding.

   REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is not less than 102%. In the event of default of the counterparty and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

   EXPENSES--Expenses that are directly related to one of the funds are charged to that fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

   DIVIDENDS AND DISTRIBUTIONS--The Select Growth Equity, Midcap Growth, Small Cap Growth, Micro Cap Growth, Technology, Top 20, Top 40, New Enterprise, Future Financial Services, New Energy & Power Technology, Healthcare & Biotechnology and Tax Managed U.S. Equity Funds declare and distribute net investment income, if any, annually as a dividend to shareholders. The Large Cap Value, Midcap Value and Small Cap Value Funds declare and distribute net investment income, if any, quarterly as a dividend to shareholders. The Core Plus Fixed Income, Core High Quality Fixed Income, Ultra Short Duration Fixed Income and Short Duration Fixed Income Funds declare net investment income daily and distribute it monthly as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually.

   Distributions from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

   Accordingly, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to/from the following accounts as of September 30, 2001 (000):

                            UNDISTRIBUTED       ACCUMULATED
                            NET INVESTMENT         NET            PAID-IN
   FUND                         INCOME         REALIZED GAIN      CAPITAL
   ----                     --------------     -------------      --------
   Select Growth Equity       $     63          $     --          $   (63)
   Midcap Growth                 6,947                 3           (6,950)
   Small Cap Growth              3,345               (13)          (3,332)
   Micro Cap Growth                835                --             (835)
   Technology                      785                --             (785)
   Top 20                          892                 1             (893)
   Global Top 40                    58                --              (58)
   New Enterprise                  191            15,347          (15,538)
   Future Financial Services         3                (3)              --
   New Energy & Power
      Technology                     9                --               (9)
   Healthcare & Biotechnology        3                (3)              --
   Tax Managed U.S. Equity           3                --               (3)
   Ultra Short Duration
      Fixed Income                   7                (7)              --

   CLASSES--Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

   ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED--
   On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Funds does not expect any material impact on results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.

                                             TURNER FUNDS 2001 ANNUAL REPORT 119

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


3. ORGANIZATION COSTS AND TRANSACTIONS
   WITH AFFILIATES:

Any capitalized organization costs for the Funds are being amortized over a period of sixty months. In the event any of the initial shares of a fund are redeemed by any holder thereof during the period that such fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by a Fund will be reduced by the unamortized organizational costs in the same ratio as the number of shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.  ADMINISTRATION, SHAREHOLDER SERVICING, AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee. For these administrative services, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of .09% of the Trust's average daily net assets up to $250 million, .07% on the next $250 million, .06% on the next $250 million, .05% on the next $1.25 billion and
 .04% of such assets in excess of $2 billion. Each Fund is subject to a minimum annual fee of $65,000 for the first class of shares and $15,000 for each additional class of shares, which may be reduced at the sole discretion of the Administrator.

Effective October 1, 2001, Turner Investment Partners, Inc. ("Turner") will begin providing administrative services to the Funds under an Administration Agreement with the Trust. For its services, Turner will receive an annual fee of 0.15% of the aggregate average daily net assets of the Trust up to $2 billion. Under a separate Sub-Administration Agreement between Turner and SEI Investments Mutual Funds Services ("SEI"), SEI will provide sub-administrative services to the Funds.

Effective October 1, 2001, CCM Securities Inc., a broker dealer subsidiary of Turner will begin providing distribution services to the Funds under a Distribution Agreement. CCM Securities Inc. will also begin providing shareholder servicing services to the Funds under a Shareholder Servicing Plan and Agreement effective October 1, 2001.

DST Systems, Inc., (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

As of September 30, 2001, The Trust and the Distributor were parties to a Distribution Agreement dated April 28, 1996 for Class I Shares. The Distributor received no fees for its distribution services under this agreement.

Some Funds direct certain portfolio trades to brokers who pay a portion of their expenses. Under this arrangement, the following Funds had expenses reduced by the amounts shown below. The effect on the Funds' expense ratios, as a percentage of the average net assets of the Fund on an annualized basis, for the year ended September 30, 2001, is as follows:

FUND                                    RATIO     AMOUNT
----                                    ------   --------
Select Growth Equity                     0.25%   $113,212
Midcap Growth                            0.08     713,916
Small Cap Growth                         0.05     168,475
Micro Cap Growth                         0.01      16,045
Technology                               0.10      72,827
Top 20                                   0.27     310,455
Global Top 40                            1.01      71,952
New Enterprise                           0.19      12,278
Future Financial Services                0.04         167
New Energy & Power Technology            0.54       4,644
Healthcare & Biotechnology               0.12         509
Tax Managed U.S. Equity                    --          15

The Select Growth Equity Fund, Midcap Growth Fund, New Energy & Power Technology Fund, Healthcare & Biotechnology Fund, Tax Managed U.S. Equity Fund, Ultra Short Duration Fixed Income Fund, and the Short Duration Fixed Income Fund have adopted a shareholder service plan and agreement for Class II Shares. Under the shareholder service plan and agreement the Funds pay the Distributor a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Class II Shares of each Fund.

5.  INVESTMENT ADVISORY AGREEMENT:

The Trust and Turner (the "Adviser") are parties to an Investment Advisory Agreement dated April 28, 1996 under which the Advisor receives a fee, that is calculated daily and paid monthly, based on the average daily net assets of certain Fund. The adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses to a specified percentage of the average daily net assets of certain Funds on an annualized basis. These waivers and reimbursements may be terminated at any time.


120  TURNER FUNDS 2001 ANNUAL REPORT

--------------------------------------------------------------------------------


The Advisory fee for some of the Funds may be subject to a monthly performance adjustment based on such Fund's performance relative to the performance of a comparative index as presented in the Funds' prospectus. These performance-based fees will go into effect once a Fund has been in operation for at least one year. If a Fund outperforms its comparative index by a specified amount Turner will receive higher advisory fees for the next period. Conversely, if a Fund underperforms its comparative index Turner will receive lower advisory fees for the next period. In cases where the performance-based fee has been applied, the Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to keep such Fund's "other expenses" from exceeding a specified percentage of the average daily net assets of the Fund on an annualized basis. Accordingly, the advisory fee, expense caps and performance-based fee adjustments are as follows:

                        ADVISORY FEES                OTHER     TOTAL
                      ----------------             EXPENSES  EXPENSES
FUND                   (LOW)   (BASE)    (HIGH)       CAP       CAP
----                  ------   ------    ------    --------  --------
 Select Growth Equity   n/a     0.60%      n/a        n/a      0.75%
 Midcap Growth          n/a     0.75       n/a        n/a      1.25*
 Small Cap Growth       n/a     1.00       n/a        n/a      1.25
 Micro Cap Growth       n/a     1.00       n/a        n/a      1.25
 Large Cap Value        n/a     0.74       n/a        n/a      0.95
 Midcap Value           n/a     0.74       n/a        n/a      1.10
 Small Cap Value        n/a     0.85       n/a        n/a      1.40
 Technology            0.70%    1.10      1.50%      0.25%      n/a
 Top 20                0.70     1.10      1.50       0.25       n/a
 Global Top 40         0.70     1.00      1.30       0.40       n/a
 New Enterprise        0.70     1.10      1.50       0.25       n/a
 Future Financial
   Services+           0.75     1.00      1.25        n/a      1.40
 New Energy & Power
   Technology+         0.75     1.00      1.25        n/a      1.50
 Healthcare &
   Biotechnology+      0.75     1.00      1.25        n/a      1.50
 Tax Managed
   U.S. Equity          n/a     0.75       n/a        n/a      1.25
 Core Plus Fixed
   Income               n/a     0.45       n/a        n/a      0.75
 Core High Quality
   Fixed Income         n/a     0.50       n/a        n/a      0.45
 Ultra Short Duration
   Fixed Income         n/a     0.25       n/a        n/a      0.36*
 Short Duration
   Fixed Income         n/a     0.25       n/a        n/a      0.36*

* REPRESENTS MAXIMUM EXPENSE RATIO FOR CLASS I SHARES WHERE FUNDS OFFER BOTH CLASS I SHARES AND CLASS II SHARES.
+ PERFORMANCE-BASED FEES WERE NOT IN EFFECT DURING THE PERIOD ENDED
  SEPTEMBER 30, 2001.

During the period ended September 30, 2001, the following funds' advisory fees were adjusted in accordance with the performance based fee described above:

                        BASE       PERFORMANCE         NET
FUND                 ADVISER FEE   ADJUSTMENT      ADVISER FEE
----                ------------   -----------   --------------
 Technology         $  781,764      $(101,485)    $  680,279
 Top 20              1,287,517       (191,187)     1,096,330
 Global Top 40          71,578         (3,896)        67,682
 New Enterprise         71,949         (4,629)        67,320

6.  INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended September 30, 2001, are as follows
(000):

FUND                            PURCHASES         SALES
----                           -----------     -----------
Select Growth Equity           $  231,214      $  157,339
Midcap Growth                   3,214,257       2,954,201
Small Cap Growth                  613,898         640,675
Micro Cap Growth                  186,496         183,247
Large Cap Value                     7,050           6,162
Midcap Value                       55,583          62,902
Small Cap Value                   259,653          98,894
Technology                        519,784         528,501
Top 20                          1,309,987       1,336,190
Global Top 40                      75,027          75,226
New Enterprise                     54,698          49,025
Future Financial Services           1,257           1,273
New Energy & Power
   Technology                      10,260           8,400
Healthcare &
   Biotechnology                    1,815             721
Tax Managed U.S. Equity            10,515           2,009


                         PURCHASES              SALES
FUND                  GOV'T     OTHER      GOV'T    OTHER
----                 -------    -----     ------    -----
Core Plus Fixed
   Income            $ 4,935    $6,681    $ 6,586   $4,341
Core High Quality
   Fixed Income       24,017        --     31,404    1,274
Ultra Short Duration
   Fixed Income       48,823     4,606     24,306    3,357
Short Duration
   Fixed Income       64,252     7,381     45,535    7,022


                                             TURNER FUNDS 2001 ANNUAL REPORT 121

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The Federal tax cost and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 2001, are as follows (000):

                                                           NET
                 FEDERAL                                UNREALIZED
                   TAX      UNREALIZED    UNREALIZED   APPRECIATION
FUND               COST    APPRECIATION  DEPRECIATION  (DEPRECIATION)
------           -------   ------------  ------------  --------------
Select Growth
  Equity         $ 62,643   $ 1,101      $ (10,124)    $ (9,023)
Midcap
  Growth          646,226    43,706       (100,522)     (56,816)
Small Cap
  Growth          285,067    16,183        (59,572)     (43,389)
Micro Cap
  Growth          152,738    26,639        (19,447)       7,192
Large Cap
  Value             5,846       201           (658)        (457)
Midcap Value       33,723     5,656         (1,734)       3,922
Small Cap
  Value           197,271     9,248        (31,868)     (22,620)
Technology         34,829       261         (9,931)      (9,670)
Top 20             72,821       644        (15,821)     (15,177)
Global Top 40       5,140        54         (1,199)      (1,145)
New Enterprise      7,280       184         (1,153)        (969)
Future Financial
  Services            381        12            (51)         (39)
New Energy &
  Power
  Technology        1,496        29           (210)        (181)
Healthcare &
  Biotechnology     1,120        94            (31)          63
Tax Managed
  U.S. Equity       8,211       115         (1,269)      (1,154)
Core Plus Fixed
  Income           33,472     1,354             (8)       1,346
Core High
  Quality Fixed
  Income            6,043       201             --         201
Ultra Short
  Duration Fixed
  Income           97,424       613             (4)         609
Short Duration
  Fixed Income     73,886     1,603             (4)       1,599

Subsequent to October 31, 2000, the following Funds had recognized net capital losses that have been deferred to 2001 for tax purposes and can be used to offset future capital gains at September 30, 2002. The Funds also had capital loss carryforwards at September 30, 2001, which can be used to offset future capital gains through September 2009.


                             POST OCTOBER    CAPITAL LOSS
                             LOSS DEFERRAL   CARRYFORWARD
FUND                             (000)           (000)
--------                    --------------   ------------
Select Growth Equity           17,466             468
Midcap Growth                 522,484          44,477
Small Cap Growth              122,330          26,939
Micro Cap Growth                1,254           2,734
Large Cap Value                    88              65
Small Cap Value                 2,309              --
Technology                    106,838          16,482
Top 20                        128,925          14,953
Global Top 40                   5,864           1,961
New Enterprise                  7,542           1,650
New Energy & Power Technology     372              --
Tax Managed U.S. Equity           519              --
Core Plus Fixed Income             --             68
Ultra Short Duration Fixed
  Income                            3              --
Short Duration Fixed Income        --              77

7. CONCENTRATIONS/RISKS:

Certain funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the fund's net asset value and magnified effect on the total return.

8. FUND MERGER:

On September 24, 2001, all the assets and liabilities of the Turner Wireless & Communications Fund were transferred into the Turner New Enterprise Fund (formerly, the Turner B2B E-Commerce Fund). Under the Plan of Reorganization, 1,432,087 shares of the Wireless & Communications Fund were exchanged for 1,028,852 shares of the New Enterprise Fund in a tax-free exchange. The value of the Wireless and Communications Fund was $3,339,652, which included unrealized losses of $1,043,902.

9. IN-KIND TRANSFERS OF SECURITIES:

During the period ended September 30, 2001, the Turner Midcap Growth Fund issued 619,270 shares of beneficial interest in exchange for $15,191,321 in portfolio assets from certain accounts managed by Turner Investment Partners, Inc.

During the period ended September 30, 2001, the Turner Select Growth Equity Fund issued 455,988 shares of beneficial interest in exchange for $2,430,415 in portfolio assets from certain accounts managed by Turner Investment Partners, Inc.


122  TURNER FUNDS 2001 ANNUAL REPORT

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10. FUND REORGANIZATIONS:

On January 12, 2001, the shareholders of the Penn Capital Select Financial Services Fund approved a change in the adviser from Penn Capital Management Company, Inc. to Turner Investment Partners, Inc. In connection with the change in Adviser, the Fund changed its name to the Turner Future Financial Services Fund effective January 16, 2001.

On April 30, 2001, the shareholders of the Clover Funds (the "Funds") approved:

1) the selection of Turner Investment Partners, Inc. ("Turner") as investment adviser for the Funds, and approved the Investment Advisory Agreement between the Trust, on behalf of the Funds and Turner, and

2) the selection of the current investment adviser, Clover Capital Management, Inc. ("Clover Capital") as investment sub-adviser to the Funds, and approved the Investment Sub-Advisory Agreement between Turner and Clover Capital.

In connection with this change, the Funds changed their names, effective May 1, 2001, as follows: the Clover Small Cap Value Fund is now the Turner Small Cap Value Fund, the Clover Equity Value Fund is now the Turner Midcap Value Fund, the Clover Max Cap Value Fund is now the Turner Large Cap Value Fund, and the Clover Fixed Income Fund is now the Turner Core Plus Fixed Income Fund.

11. SUBSEQUENT EVENTS:

The voluntary expense ceilings for four of the Turner Funds will be changing effective January 31, 2002. The four Funds affected are the Turner Micro Cap Growth Fund, the Turner Technology Fund, the Turner Healthcare & Biotechnology Fund and the Turner New Energy & Power Technology Fund. In no case does the increase exceed 0.25% and is lower in some cases. More information will be supplied at a later date concerning these charges.

On November 12, 2001, all the assets and liabilities of the Professionally Managed Portfolios - Titan Financial Services Fund (the "Titan Fund") were transferred into the Turner Future Financial Services Fund. Under the Plan of Reorganization, approximately $15,606,230 in net assets of the Titan Fund were exchanged for 1,277,621 shares of the Turner Future Financial Services Fund in a tax-free exchange. Under the Plan of Reorganization, the Titan Fund is the accounting survivor, and the financial reporting subsequent to November 12, 2001 will reflect the performance and accounting history of the Titan Fund.


                                             TURNER FUNDS 2001 ANNUAL REPORT 123

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE TURNER FUNDS:

We have audited the accompanying statements of net assets of the Turner Select Growth Equity Fund, the Turner Midcap Growth Fund, the Turner Small Cap Growth Fund, the Turner Micro Cap Growth Fund, the Turner Large Cap Value Fund, the Turner Small Cap Value Fund, the Turner Technology Fund, the Turner Healthcare & Biotechnology Fund, the Turner Tax Managed Equity Fund, the Turner Core Plus Fixed Income Fund, the Turner Core High Quality Fixed Income Fund, the Turner Ultra Short Duration Fixed Income Fund, and the Turner Short Duration Fixed Income Fund, and the statements of assets and liabilities, including the schedules of investments, of the Turner Midcap Value Fund, the Turner Top 20 Fund, the Turner Global Top 40 Fund, the Turner New Enterprise Fund, the Turner Future Financial Services Fund the Turner New Energy & Power Technology Fund (collectively, the "Turner Funds") as of September 30, 2001, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented therein, except for the financial highlights for the year ended October 31, 1996 for Turner Midcap Value Fund, the Turner Small Cap Value Fund, and the Turner Core Plus Fixed Income Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 1996 for Turner Midcap Value Fund, the Turner Small Cap Value Fund and the Turner Core Plus Fixed Income Fund were audited by other auditors whose report dated December 6, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Turner Funds at September 30, 2001, the results of their operations, the changes in their net assets and their financial highlights for each of the periods presented therein, except for the financial highlights for the year ended October 31, 1996 for the Turner Midcap Value Fund, the Turner Small Cap Value Fund and the Turner Core Plus Fixed Income Fund which were audited by other auditors, in conformity with accounting principles generally accepted in the United States.


                                                           /S/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
November 9, 2001


124  TURNER FUNDS 2001 ANNUAL REPORT

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                           SHAREHOLDER VOTING RESULTS
                                   (UNAUDITED)

ON SEPTEMBER 13, 2001, the shareholders of the Turner Wireless & Communications Fund (the "Fund") approved a tax-free reorganization under which all off the assets and liabilities of the Turner Wireless & Communications Fund were transferred to the Turner New Enterprise Fund (formerly, the B2B E-Commerce
Fund). The results of the voting were as follows:

                       SHARES VOTED           % OF VOTED            % OF TOTAL
                       ------------           ----------            ----------
FOR                     906,955.00               92.02%               57.70%
AGAINST                  21,639.00                2.19                 1.37
ABSTAIN                  56,953.00                5.77                 3.62

On September 13, 2001, the shareholders of the Turner B2B E-Commerce Fund (the "Fund") voted on the following matters:

PROPOSAL 1. Approve the elimination of the Fund's fundamental investment policy requiring the Fund to concentrate at least 25% of its investments in business-to-business electronic commerce.

                       SHARES VOTED           % OF VOTED            % OF TOTAL
                       ------------           ----------            ----------
FOR                     569,599.00               97.54%               61.20%
AGAINST                   7,034.00                1.20                 0.75
ABSTAIN                   7,320.00                1.25                 0.78

PROPOSAL 2. Approve a change in the benchmark for determining the advisory fee payable to Tuner Investment Partners, Inc., under its advisory agreement with the Fund, from the Pacific Stock Exchange Technology 100 Index to the Nasdaq Composite Index.

                       SHARES VOTED           % OF VOTED            % OF TOTAL
                       ------------           ----------            ----------
FOR                     562,820.00               96.38%               60.48%
AGAINST                   8,368.00                1.43                 0.89
ABSTAIN                  12,765.00                2.18                 1.37


                                             TURNER FUNDS 2001 ANNUAL REPORT 125

--------------------------------------------------------------------------------


                             NOTICE TO SHAREHOLDERS
                                       OF
                                  TURNER FUNDS
                                   (UNAUDITED)

For shareholders that do not have a September 30, 2001 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2001, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2001, each fund is designating the following items with regard to distributions paid during the year.

                                           LONG TERM
                                          (20% RATE)         ORDINARY        TAX EXEMPT
                                         CAPITAL GAIN         INCOME           INCOME            TOTAL         QUALIFYING
             FUND                        DISTRIBUTIONS     DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     DIVIDENDS(1)
             ----                        -------------     -------------    -------------    -------------    -------------
Turner Select Growth Equity Fund              0.00%             0.00%           0.00%              0.00%           0.00%
Turner Midcap Growth Fund                     1.25%            98.75%           0.00%            100.00%           0.90%
Turner Small Cap Growth Fund                 24.58%            75.42%           0.00%            100.00%           0.73%
Turner Micro Cap Growth Fund                  8.67%            91.33%           0.00%            100.00%           0.88%
Turner Large Cap Value Fund                  86.44%            13.56%           0.00%            100.00%          94.73%
Turner Midcap Value Fund                      0.00%           100.00%           0.00%            100.00%         100.00%
Turner Small Cap Value Fund                  96.75%             3.25%           0.00%            100.00%         100.00%
Turner Technology Fund                        0.00%           100.00%           0.00%            100.00%           0.12%
Turner Top 20 Fund                            0.00%           100.00%           0.00%            100.00%           0.38%
Turner Global Top 40 Fund                     0.00%             0.00%           0.00%              0.00%           0.00%
Turner New Enterprise Fund                    0.00%             0.00%           0.00%              0.00%           0.00%
Turner Future Financial
   Services Fund                              0.00%           100.00%           0.00%            100.00%          29.54%
Turner New Energy and Power
   Technology Fund                            0.00%             0.00%           0.00%              0.00%           0.00%
Turner Healthcare &
   Biotechnology Fund                         0.00%             0.00%           0.00%              0.00%           0.00%
Turner Tax Managed
   U.S. Equity Fund                           0.00%             0.00%           0.00%              0.00%           0.00%
Turner Core Plus Fixed
   Income Fund                                0.00%           100.00%           0.00%            100.00%           0.00%
Turner Core High Quality
   Fixed Income Fund                          0.00%           100.00%           0.00%            100.00%           0.00%
Turner Ultra Short Duration
   Fixed Income Fund                          0.00%           100.00%           0.00%            100.00%           0.00%
Turner Short Duration
   Fixed Income Fund                          0.00%           100.00%           0.00%            100.00%           0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

126  TURNER FUNDS 2001 ANNUAL REPORT

NOTES
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                                             TURNER FUNDS 2001 ANNUAL REPORT 127

NOTES
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128  TURNER FUNDS 2001 ANNUAL REPORT

[TURNER LOGO]

TURNER FUNDS
P.O. Box 219805
Kansas City, MO 64121-9805
Telephone: 1-800-224-6312
Email: mutualfunds@turner-invest.com
Web Site: www.turner-invest.com


TUR-AR-001-0100